united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

JOHNSON MUTUAL FUNDS	JUNE 30, 2023

Table of Contents

Our Message to You	1
Performance Review and Management Discussion
Equity Income Fund	3
Opportunity Fund	4
International Fund	6
Fixed Income Fund	7
Municipal Income Fund	8
Portfolio of Investments
Equity Income Fund	10
Opportunity Fund	11
International Fund	13
Fixed Income Fund	15
Municipal Income Fund	20
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights
Equity Income Fund	33
Opportunity Fund	34
International Fund	35
Fixed Income Fund	36
Municipal Income Fund	37
Notes to the Financial Statements	38
Disclosure of Expenses	46
Review and Renewal of Management Agreements	47
Additional Information	49
Trustees and Officers, Transfer Agent and Fund Accountant, Custodian, Independent Registered Public Accounting Firm, Legal Counsel	Back Page

LETTER FROM THE FUND PRESIDENT	JUNE 2023

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2023 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2023 as well as the relative performance compared to an appropriate benchmark.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

ENDING OF FED TIGHTENING CYCLE?

The Federal Reserve (Fed) continued on their path of inflation fighting by moving rates 75bps higher in the first half of 2023. On top of the seven increases in 2022, the Fed Funds rate is now above 5%. Market expectations are for 1-2 more increases in the second half of 2023, followed by rate reductions in 2024.

Clearly the higher cost of capital and liquidity being drained from the system are having an impact. Look no further than the banking stress that occurred in March or Leading Economic Indicators (LEI) down 7.9% from a year ago. We have never experienced this level of decline in LEI without being in a recession or close to entering into one. Finally, and thankfully, the rate of increase in inflation has slowed, with the Consumers Price Index registering a 3% increase over last year. While still running hotter than desired, the Fed is closer to getting inflation back towards their long term 2% objective.

STOCK MARKET REBOUNDS IN VERY CONCENTRATED FASHION

On the surface, the stock market could appear to be signaling that the Fed has engineered a soft landing for the economy, and future earnings growth will resume in a positive fashion. The S&P 500 registered a 16.89% gain for the first half of 2023. However, when you look under the surface, a different story emerges. The majority of gains were concentrated in a handful of the largest technology and growth-oriented stocks. The top seven stocks accounted for over 73% of the market’s total return. Apple and Microsoft now represent over 14% of the S&P 500 and a whopping 25% of the Nasdaq index. Prior to June, the remaining 493 names in the index were actually down for the year. The equal weighted S&P 500 was only up 6.99% for the first half of the year. The difference between that and the market capitalization weighted S&P index was the largest spread since 1998, another large cap dominated period.

The majority of this positive market movement was driven by multiple expansion, or the level an investor is willing to pay for a dollar of earnings. Earnings are barely positive this year in sharp contrast to the up market. If the concerns around a slowing economic environment materialize, it could make it much more challenging for companies to hit the earnings growth that the market is currently forecasting.

Earlier this year, we saw the number of constituent stocks in the S&P 500 that were outperforming the Index over the past three months fall below 30%. Historically, that level of narrowness tends to reverse. In prior periods, following hitting that concentration level, the equal weighted S&P 500 has outperformed the market cap weighted S&P 500 by an average of 8.4% over the next twelve months. This could be an argument for active management.

And finally, as we discuss concerns over earnings, it is also important to highlight that the valuation on the market is not cheap, and that is based on earnings that may come under further pressure. Utilizing current consensus earnings estimates, the S&P 500 is trading at 19.1x forward earnings. While valuation is a poor predictor of return in the short term, it can provide a good indication toward longer term, 10-year return expectations. With the starting Price-to-Earnings ratio of 19.1x the regression would indicate equity returns over the next 10 years to average in the 3-6% range.

BONDS ARE BACK AS DIVERSIFIER IN PORTFOLIOS

Bond yields, which have risen greatly over the past year, remain virtually unchanged for this year. Bond yields fell sharply during the first quarter as investors wrestled with the fear of widespread bank failures. During the second quarter of 2023, however, investors grew confident that the banking system woes would remain contained, helping to push the 10-year Treasury yield within just four basis points of where it started the year. The yield curve remains significantly inverted across all parts of the curve. Like rates, credit spreads are largely unchanged from the beginning of the year, finishing three basis points tighter despite a volatile first half of the year. The result of all that is that the aggregate bond index was up 2.1%.

1

LETTER FROM THE FUND PRESIDENT	JUNE 2023

The yield on an intermediate duration bond portfolio is now above 5%. Having higher yields on fixed income securities provides for the diversification benefit that did not exist in the lower rate environments of the past several years. In periods of risk aversion, fixed income will again be able to provide a benefit to portfolios as a hedge against increasing risks. And with bond portfolios yielding 5% or better, the outlook for bond returns going forward have not been this high in many years (The best indication of long-term returns for fixed income is the starting yield).

LOOKING AHEAD

Diversification in portfolios will matter again as it always has. This narrow equity market leadership is unlikely to last forever. If we experience a repeat of what happened in the first half of the year, the seven largest stocks would represent over a third of the S&P 500. Apple, which recently surpassed a market capitalization of $3 trillion, would have to grow enough to justify a valuation worth more than the annual GDP of any single country on earth except China or the United States. If history teaches us anything, it is that we would be wise to avoid that level of concentration in portfolios. From energy producers in 1980, to Japanese conglomerates in the 1990s, to tech stocks in the 2000s, to emerging markets commodity producers in the 2010s, every decade provides a new example of why it is unwise to concentrate on themes that drove the market in the recent past.

Looking forward, we may be in for a challenging environment and the valuations for the large market leaders could fall under pressure if current economic trends persist. Bonds, for their part, look to be particularly attractive in that scenario, given the increases we have experienced in interest rates. Conversely, if the economy improves, the stock market is likely to broaden with more stocks participating in the rally. Either way, the playbook here at Johnson will remain the same: a diversified portfolio of high-quality securities is the most resilient and reliable path to long-term success.

2

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Equity Income Fund had a net total return of 8.25% through the first six months of 2023, underperforming the S&P 500 Index’s 16.89% return. While the headline return has been quite positive, the year-to-date index results have been heavily dependent on a few large stocks, resulting in a large gap between the index (up 16.89%) and the average stock in the index (up 7.17%). Stocks with the highest forward growth expectations, valuation multiples, betas, and artificial intelligence exposure were among the best performers, while high income yield and low beta stocks underperformed. Consumer Discretion, Communication Services, and Technology were the only sectors to outperform the index. Energy, Utilities, Financials, and Healthcare have all produced negative returns for the first six months of the year.

Stock selection and sector allocation equally contributed to the fund’s underperformance. Style trends supporting high growth mega cap stocks did not favor the fund’s Technology underweight and Financials overweight. As for stock selection, the fund’s negative relative returns were primarily driven by what we did not own as opposed to what we owned. The top negative contributors to the fund’s relative performance included names such as Nvidia, Meta, Tesla, and Amazon. In addition to having poor shareholder yield characteristics, these stocks trade at valuations that carry considerable risk should growth expectations ultimately disappoint the market.

The fund benefited from a few positive contributors. AmerisourceBergen, a new position in the fund, added meaningfully to the relative outperformance in healthcare. The fund’s underweight position in pharmaceutical names such as Pfizer and Johnson & Johnson also contributed to the sector’s positive security selection. The fund benefitted from the prevalent artificial intelligence theme through select positions. Alphabet and Adobe added to both absolute returns and relative returns.

Looking forward, the team believes this year’s narrow leadership is unsustainable based on historical trends. Reviewing forward returns in prior periods of similarly concentrated markets, the equal weighted index tends to outperform the market cap weighted index once concentration begins to unwind. The average stock in the S&P 500 was down year-to-date through May, but positive returns started to broaden in June. This could be a potential harbinger for further broadening, which would have a positive impact on relative returns for the fund.

In summary, the first half of 2023 was certainly a challenging one for the fund. Underperformance thus far has been mostly attributed to areas of the market that do not provide the valuation and shareholder yield characteristics we seek. Our team’s attention is focused on participating more fully in a further broadening of the market and controlling portfolio risk should corporate earnings decline in an economic slowdown. Should either come to fruition, the fund’s quality discipline should be beneficial as we aim to invest in companies with more stable and consistent operating results throughout the business cycle.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	EQUITY INCOME FUND	S&P 500 INDEX
SIX MONTHS	8.25%	16.89%
ONE YEAR	13.71%	19.59%
THREE YEARS	14.34%	14.60%
FIVE YEARS	12.43%	12.31%
TEN YEARS	11.55%	12.86%

HOLDINGS BY INDUSTRY SECTOR
SECTOR ALLOCATION	% OF NET ASSETS
TECHNOLOGY	25.5%
HEALTH CARE	17.1%
INDUSTRIALS	12.6%
FINANCIALS	11.5%
CONSUMER DISCRETIONARY	8.0%
CONSUMER STAPLES	7.1%
COMMUNICATIONS	5.4%
ENERGY	5.3%
UTILITIES	4.2%
REAL ESTATE	1.7%
CASH EQUIVALENTS	1.6%
OTHER:	0.0%*
NET OTHER ASSETS (LIABILITIES)	0.0%*
100.0%

*	Percentage rounds to less than 0.1%.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Opportunity Fund had a net total return of 7.38% through the first half of 2023, trailing the Russell 2500 Index’s 8.79% return. Equities have been a standout asset class this year, recapturing some of the 2022 bear market losses. Risk-taking has been rewarded, and stocks with a low volatility profile have underperformed. SMID Cap Growth outperformed Value, with the Russell 2500 Growth Index returning 13.4%, compared to a 5.8% return for the Value Index. Expanding growth stock multiples can be partially attributed to enthusiasm about an emerging growth theme in artificial intelligence (AI).

Underperformance year-to-date can be attributed to security selection, which was influenced by the Fund’s lower risk approach. Sector positioning was favorable, driven by an overweight in Industrials and an underweight in Energy. Given the market’s style preferences, most of the top performing stocks in the quarter were within growth-oriented areas, including Health Care, Industrials, and Technology. The top performer was US Physical Therapy, which delivered stronger-than-expected growth on higher utilization rates. nVent Electric and Watsco also benefited from rising earnings expectations on above-trend business activity and sturdy pricing power. Tyler Technologies and Sapiens International were the Fund’s top contributors in Technology, the market’s leading sector.

The two worst performing stocks in the Fund were bank stocks. Signature Bank was taken over by regulators after a shocking bank run on deposits in March, leaving its shares nearly worthless. This industry crisis involved a few banks that had a high proportion of large customers well above the FDIC insurance limit, and too many of those customers pulled out their deposits in fear. Arrow Financial’s performance suffered from its failure to release its 10-K and 10-Q SEC filings on a timely basis. This involved some internal control issues that the bank is currently addressing.

It seems unlikely that such a wide disparity between high growth and low beta stocks will continue. While there is growing optimism for a “soft landing” economic scenario, the team believes an economic slowdown is likely still in the early stages of development, threatening corporate earnings growth forecasts in the second half of the year. Even if the Federal Reserve stops raising interest rates, a soft landing is still a tough needle to thread due to a lag effect to monetary policy.

The strategy continues to take a more diversified approach and maintain its core style rather than tilt toward growth. Index concentration has become a significant issue for active large cap managers, but the SMID Cap market is much more diversified with the largest stock in the Russell 2500 having only a 0.3% weight. This is an asset class that offers broader exposure and trades at a two standard deviation valuation discount to large cap stocks, making for a compelling opportunity.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	OPPORTUNITY
	FUND	RUSSELL 2500 INDEX
SIX MONTHS	7.38%	8.79%
ONE YEAR	14.61%	13.58%
THREE YEARS	15.35%	12.29%
FIVE YEARS	7.43%	6.55%
TEN YEARS	9.51%	9.38%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – JUNE 30, 2023

HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
TECHNOLOGY	21.7%
INDUSTRIALS	21.1%
FINANCIALS	11.5%
HEALTH CARE	10.5%
MATERIALS	8.6%
REAL ESTATE	6.6%
CONSUMER DISCRETIONARY	6.6%
UTILITIES	4.1%
CONSUMER STAPLES	3.6%
ENERGY	2.1%
COMMUNICATIONS	1.5%
CASH EQUIVALENTS	2.1%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.0%*
100.0%

*	Percentage rounds to less than 0.1%.

5

JOHNSON INTERNATIONAL FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson International Fund had a total net return of 12.58% in the first six months of the year, outperforming the MSCI ACWI ex-U.S. Index’s 9.47% return. Equities have been a standout asset class this year, recapturing some of the 2022 bear market losses.

International markets have lagged the major U.S. stock indices again, in large part due to the outstanding performance of high growth stocks, which are more heavily weighted in the U.S. market. The trade-weighted U.S. Dollar was close to the level where it began the year, so the currency impact is negligible when comparing U.S. and global market returns for this period. The Fund’s outperformance can mostly be attributed to positive security selection, which occurred in eight of the eleven sectors. The Fund’s regional positioning was also well placed, including an overweight in developed markets, which outperformed emerging markets in the first half of the year.

International markets have a Technology weight that is less than half of the U.S sector’s weight, but the influence of the sector led global market returns. Five of the top ten contributing stocks in the Fund were in Technology, including Open Text, Lenovo Group, Taiwan Semiconductor Manufacturing, United Microelectronics, and CGI Inc. Enthusiasm about an emerging growth theme in artificial intelligence (AI) drove multiples higher in the Technology sector as investors contemplated the rapid future growth potential. An overweight position in undervalued Western European stocks was also advantageous, capturing alpha in stocks such as Schneider Electric, Publicis Groupe, and Novo Nordisk.

The Fund’s worst performers were heavily represented by emerging markets stocks, such as Vale, JD.com, Infosys, and PDD Holdings. An underweight in Chinese stocks added value though. China is the largest country in emerging markets and was the only major foreign market with negative returns during the first half of the year, missing the recovery that most other global markets have seen in 2023.

Economic growth is slowing as the war in Ukraine continues, China flounders, and global central banks keep monetary policy tight. International stocks have been in a long multiyear performance slump compared to U.S. stocks. Relative valuation has gotten even cheaper for foreign stocks as technology sector performance pushes the U.S.’s more concentrated indexes to higher valuations. This makes for a compelling opportunity for international stocks as an asset class that offers broader exposure and trades at a two standard deviation valuation discount to large cap stocks.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	INTERNATIONAL	MSCI ACWI EX US
	FUND	INDEX
SIX MONTHS	12.58%	9.47%
ONE YEAR	16.97%	12.72%
THREE YEARS	9.31%	7.22%
FIVE YEARS	4.75%	3.52%
TEN YEARS	4.95%	4.75%

ASSET ALLOCATION
BY COUNTRY% OF
INVESTMENTS			AS OF JUNE 30, 2023
JAPAN	15.59%	AUSTRALIA	3.20%
UNITED KINGDOM	9.90%	MEXICO	2.63%
FRANCE	9.55%	BRAZIL	2.50%
CANADA	8.87%	INDIA	2.22%
SWITZERLAND	8.10%	SOUTH KOREA	2.03%
GERMANY	6.71%	SPAIN	1.95%
TAIWAN	3.64%	DENMARK	1.82%
HONG KONG	3.62%	UNITED STATES	1.73%
CHINA	3.43%	SWEDEN	1.70%
CAYMAN ISLANDS	3.37%	OTHER*	7.51%

*	Countries in “Other” category include: Israel, Italy, Jersey, Luxembourg, Netherlands, Norway, Phillipines, Singapore, South Africa, and Russia.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON FIXED INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Fixed Income Fund provided a total return of 1.90% during the first half of 2023, compared to a 2.09% return for the Bloomberg US Aggregate Index.

Bond investors spent the first six months of 2023 searching for signs we may be nearing the end of the Fed’s historic tightening cycle. Despite a flurry of intra-year volatility, the 10 Year Treasury finished the first half of the year virtually unchanged. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was more likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, causing yields to rise sharply across the curve. The Fund’s longer duration positioning relative to its benchmark was a slight headwind to performance during the first half of the year. However, the barbelled structure of the Fund’s government bond allocation was additive to performance as the yield curve resumed its flattening bias.

Corporate bond spreads followed a similar path to interest rates during the first six months of the year. By late spring corporate bond spreads had widened 33 basis points, but ultimately ended the first half of the year seven basis points tighter than at the start of the year. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. The Fund remains overweight financials, which underperformed industrial and utility peers during the first half of the year. Furthermore, the Fund’s emphasis on regional banks versus large, multinational banks was an additional headwind to relative performance.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly long duration relative to its benchmark will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low, and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued. Lastly, Agency MBS remain an attractive alternative to high-quality corporates, and we continue to add exposure to the sector.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
		BLOOMBERG
	FIXED INCOME	AGGREGATE BOND
	FUND	INDEX
SIX MONTHS	1.90%	2.09%
ONE YEAR	-1.43%	-0.94%
THREE YEARS	-4.89%	-3.96%
FIVE YEARS	0.24%	0.77%
TEN YEARS	1.24%	1.52%

HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
U.S. TREASURY OBLIGATIONS	29.8%
FINANCE	20.0%
COLLATERALIZED MORTGAGE	19.5%
OBLIGATIONS
INDUSTRIALS	13.2%
UTILITIES	11.1%
MUNICIPAL BONDS	2.7%
U.S. GOVERNMENT & AGENCIES	2.6%
PREFERRED STOCKS	0.6%
CASH EQUIVALENTS	0.4%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.1%
100.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Municipal Income fund provided a total return of 1.93% compared to 2.67% for the Bloomberg Municipal Bond Index during the first half of the year. The Fund trailed the Index during the first 6 months of the year as a result of record low new issue supply, causing lower quality and longer maturity bonds to outperform as investors reached for yield, both of which the fund is underweight versus the benchmark.

After rising sharply across the curve throughout 2022, municipal bond investors began to see relief in the first half of 2023 as municipal bond rates fell along intermediate to long maturities while rate increases were concentrated in short-end maturities. Tax-exempt municipal bonds outperformed most other fixed income asset classes as municipal bond yields moved favorably relative to corresponding U.S. treasury yields, and municipal credit spreads tightened due to lackluster municipal bond issuance. Investor sentiment regarding municipal bonds generally improved as Federal Reserve communications signaled approaching the end of the rate hike cycle, drastically slowing the pace of fund outflows which commenced in 2022 as the Fed began hiking interest rates. New municipal bond issuance in the first half of the year fell short of historical averages as market volatility remained elevated compared to prior years, and refunding economics were unattractive for issuers as rates sat well above historical averages. The dwindling supply in the higher-than-average interest rate environment resulted in both low- and high-quality issuer spreads tightening, with low-quality benefitting the most as investors reached for yield. The Fund’s focus on higher-quality securities and underweight to the longest maturities detracted from relative performance throughout the first half of the year as lower-quality and longer duration securities outperformed.

We maintain a high-quality focus as downgrade activity in economically sensitive sectors has increased following obstinate inflationary pressures and increased borrowing costs contributing to budgetary stress. Higher quality municipal credit health remains strong as many enjoyed boosts to tax-revenue collections as a result of robust housing and labor markets, establishing durable positions for an economic slowdown and potential drops in tax-revenue. In the coming months, rate stability and investor demand have the potential to play a significant role in municipal bond mutual fund flows, which can be an important driver of performance and relative valuations. The Fund is diversified by issuer and sector, while approximately 70% of its assets are rated AA or higher and approximately 21% of its assets are invested in states other than Ohio.

As we look toward the second half of the year, we continue to position portfolios defensively. While labor markets remain surprisingly resilient, there are signs that economic moderation continues to grow deeper as manufacturing activity has cooled and consumer spending has begun to slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels, likely bringing us closer to the end of the rate-hike cycle. The Fund’s duration will be longer versus its benchmark as longer duration municipal bonds provide the greatest relative value at current levels, allowing us to capture historically attractive yields. Finally, the current levels of rates are likely to offer attractive opportunities for long-term returns going forward.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited and represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Capital Municipal Bond Index nor in the Bloomberg Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Capital Municipal Bond Index is the primary benchmark, and the Bloomberg Capital Five Year General Obligation Municipal Bond Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2023

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
			BLOOMBERG
	MUNICIPAL	BLOOMBERG	MUNICIPAL
	INCOME	MUNICIPAL	BOND: 5 YEAR
	FUND	BOND INDEX	GO INDEX
SIX MONTHS	1.93%	2.67%	1.16%
ONE YEAR	2.39%	3.19%	1.35%
THREE YEARS	-1.40%	-0.58%	-0.69%
FIVE YEARS	1.16%	1.84%	1.44%
TEN YEARS	1.69%	2.68%	1.68%

*	As rated by either Standard & Poor’s or Moody’s Rating Agencies. (If rated by both, the lower rating is represented.)

HOLDINGS BY STATE OF ISSUANCE % OF INVESTMENTS
OHIO	78.51%	TEXAS	1.19%
KENTUCKY	6.29%	SOUTH CAROLINA	0.54%
MISSOURI	3.04%	ALABAMA	0.49%
N/A	2.64%	VIRGINIA	0.47%
PENNSYLVANIA	2.24%	GEORGIA	0.44%
COLORADO	1.99%	MICHIGAN	0.34%
INDIANA	1.55%	NORTH DAKOTA	0.27%

9

EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COMMON STOCKS — 98.4%	Shares	Value
Communications — 5.4%
Alphabet, Inc. - Class A (a)	175,812	$21,044,696
Comcast Corp. - Class A	177,800	7,387,590
Walt Disney Co. (The) (a)	44,850	4,004,208
		32,436,494
Consumer Discretionary — 8.0%
Genuine Parts Co.	72,000	12,184,560
Lowe’s Cos., Inc.	57,000	12,864,900
McDonald’s Corp.	39,500	11,787,195
TJX Cos., Inc. (The)	132,485	11,233,403
		48,070,058
Consumer Staples — 7.1%
Coca-Cola Co. (The)	175,120	10,545,726
Dollar General Corp.	52,800	8,964,384
PepsiCo, Inc.	30,700	5,686,254
Procter & Gamble Co. (The)	36,690	5,567,341
Walmart, Inc.	75,555	11,875,735
		42,639,440
Energy — 5.3%
Chevron Corp.	95,160	14,973,426
Williams Cos., Inc. (The)	514,300	16,781,609
		31,755,035
Financials — 11.5%
American Financial Group, Inc.	93,400	11,091,250
Axis Capital Holdings Ltd.	356,550	19,193,087
Marsh & McLennan Cos., Inc.	66,400	12,488,512
Nasdaq, Inc.	309,300	15,418,605
Willis Towers Watson plc	44,870	10,566,885
		68,758,339
Health Care — 17.1%
Abbott Laboratories	100,518	10,958,472
AmerisourceBergen Corp.	109,100	20,994,113
Danaher Corp.	69,443	16,666,320
Medtronic plc	146,336	12,892,202
UnitedHealth Group, Inc.	35,250	16,942,560
Zimmer Biomet Holdings, Inc.	86,600	12,608,960
Zoetis, Inc.	65,892	11,347,261
		102,409,888
Industrials — 12.6%
Amphenol Corp. - Class A	150,800	12,810,460
Honeywell International, Inc.	53,350	11,070,125
Illinois Tool Works, Inc.	52,000	13,008,320
Nordson Corp.	46,300	11,490,734
nVent Electric plc	288,300	14,896,461
Waste Management, Inc.	68,600	11,896,612
		75,172,712
Real Estate — 1.7%
American Tower Corp.	51,387	9,965,995
COMMON STOCKS — 98.4%	Shares	Value
Technology — 25.5%
Accenture plc - Class A	41,790	$12,895,558
Adobe, Inc. (a)	30,260	14,796,837
Analog Devices, Inc.	59,200	11,532,752
Apple, Inc.	85,260	16,537,882
Fidelity National Information
Services, Inc.	158,500	8,669,950
Intuit, Inc.	27,850	12,760,592
Mastercard, Inc. - Class A	32,350	12,723,255
Microsoft Corp.	70,170	23,895,692
Roper Technologies, Inc.	26,000	12,500,800
S&P Global, Inc.	34,757	13,933,734
Visa, Inc. - Class A	50,600	12,016,488
		152,263,540
Utilities — 4.2%
Alliant Energy Corp.	199,065	10,446,931
American Electric Power Co., Inc.	174,300	14,676,060
		25,122,991
Total Common Stocks
(Cost $432,453,326)		$588,594,492

MONEY MARKET FUNDS — 1.6%
First American Government Obligations Fund - Class Z, 4.97% (b) (Cost $9,491,108)	9,491,108	$9,491,108

Investments at Value — 100.0%
(Cost $441,944,434)		$598,085,600

Other Assets in Excess of Liabilities — 0.0% (c)		140,152

Net Assets — 100.0%		$598,225,752

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

(c)	Percentage rounds to less than 0.1%.

plc - Public Limited Company

The accompanying notes are an integral part of these financial statements.

10

OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COMMON STOCKS — 97.9%	Shares	Value
Communications — 1.5%
New York Times Co. (The) - Class A	46,600	$1,835,108

Consumer Discretionary — 6.6%
Floor & Decor Holdings, Inc. - Class A (a)	13,600	1,413,856
LKQ Corp.	40,100	2,336,627
NVR, Inc. (a)	250	1,587,655
Steven Madden Ltd.	42,300	1,382,787
Williams-Sonoma, Inc.	10,900	1,364,026
		8,084,951
Consumer Staples — 3.6%
BJ’s Wholesale Club Holdings, Inc. (a)	28,700	1,808,387
Coca-Cola Consolidated, Inc.	3,000	1,908,060
Reynolds Consumer Products, Inc.	26,800	757,100
		4,473,547
Energy — 2.1%
DT Midstream, Inc.	25,000	1,239,250
World Kinect Corp.	63,100	1,304,908
		2,544,158
Financials — 11.5%
American Financial Group, Inc.	18,000	2,137,500
Arrow Financial Corp.	53,978	1,087,117
Axis Capital Holdings Ltd.	36,700	1,975,561
Diamond Hill Investment Group, Inc.	4,900	839,370
Everest Re Group Ltd.	6,500	2,222,090
Farmers National Banc Corp.	130,400	1,613,048
SEI Investments Co.	35,100	2,092,662
Wintrust Financial Corp.	30,300	2,200,386
		14,167,734
Health Care — 10.5%
Charles River Laboratories International, Inc. (a)	8,200	1,724,050
Chemed Corp.	4,200	2,275,014
Jazz Pharmaceuticals plc (a)	11,600	1,438,052
LeMaitre Vascular, Inc.	17,700	1,190,856
Option Care Health, Inc. (a)	45,300	1,471,797
Repligen Corp. (a)	9,900	1,400,454
U.S. Physical Therapy, Inc.	15,400	1,869,406
Universal Health Services, Inc. - Class B	10,200	1,609,254
		12,978,883
Industrials — 21.1%
A.O. Smith Corp.	30,900	2,248,902
AMN Healthcare Services, Inc. (a)	23,800	2,597,056
Applied Industrial Technologies, Inc.	17,000	2,462,110
Comfort Systems USA, Inc.	8,200	1,346,440
COMMON STOCKS — 97.9%	Shares	Value
Donaldson Co., Inc.	29,100	$1,819,041
Gorman-Rupp Co. (The)	50,500	1,455,915
Hubbell, Inc.	4,800	1,591,488
IDEX Corp.	6,900	1,485,294
Littelfuse, Inc.	4,600	1,340,026
Nordson Corp.	9,300	2,308,074
nVent Electric plc	54,300	2,805,681
SiteOne Landscape Supply, Inc. (a)	8,200	1,372,352
Watsco, Inc.	4,000	1,525,880
Watts Water Technologies, Inc. - Class A	8,400	1,543,332
		25,901,591
Materials — 8.6%
Avery Dennison Corp.	11,600	1,992,880
H.B. Fuller Co.	27,600	1,973,676
Hawkins, Inc.	40,000	1,907,600
RPM International, Inc.	15,600	1,399,788
Sonoco Products Co.	26,700	1,575,834
UFP Industries, Inc.	18,000	1,746,900
		10,596,678
Real Estate — 6.6%
Camden Property Trust	6,400	696,768
Community Healthcare Trust, Inc.	49,300	1,627,886
Equity LifeStyle Properties, Inc.	24,600	1,645,494
Jones Lang LaSalle, Inc. (a)	8,800	1,371,040
NNN REIT, Inc.	34,400	1,471,976
STAG Industrial, Inc.	37,400	1,341,912
		8,155,076
Technology — 21.7%
Amdocs Ltd.	14,200	1,403,670
Bentley Systems, Inc.	25,200	1,366,596
Black Knight, Inc. (a)	18,800	1,122,924
Blackbaud, Inc. (a)	23,800	1,694,084
CACI International, Inc. - Class A (a)	5,300	1,806,452
Fair Isaac Corp. (a)	1,600	1,294,736
Genpact Ltd.	42,200	1,585,454
Globant S.A. (a)	7,400	1,329,928
ICF International, Inc.	8,700	1,082,193
Jack Henry & Associates, Inc.	8,400	1,405,572
Leidos Holdings, Inc.	19,700	1,743,056
Lumentum Holdings, Inc. (a)	14,700	833,931
MAXIMUS, Inc.	22,800	1,926,828
Paylocity Holding Corp. (a)	6,900	1,273,257
PTC, Inc. (a)	9,200	1,309,160
Sapiens International Corp. N.V.	71,000	1,888,600
Tyler Technologies, Inc. (a)	6,500	2,707,055
WEX, Inc. (a)	4,900	892,143
		26,665,639
Utilities — 4.1%
Atmos Energy Corp.	14,500	1,686,930

The accompanying notes are an integral part of these financial statements.

11

OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COMMON STOCKS — 97.9%	Shares	Value
Portland General Electric Co.	32,200	$1,507,926
Unitil Corp.	35,700	1,810,347
		5,005,203
Total Common Stocks
(Cost $99,963,192)		$120,408,568

MONEY MARKET FUNDS — 2.1%
First American Government Obligations Fund - Class Z, 4.97% (b) (Cost $2,581,372)	2,581,372	$2,581,372

Investments at Value — 100.0%
(Cost $102,544,564)		$122,989,940

Other Assets in Excess of Liabilities — 0.0% (c)		35,782

Net Assets — 100.0%		$123,025,722

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

(c)	Percentage rounds to less than 0.1%.

N.V.- Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

The accompanying notes are an integral part of these financial statements.

12

INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COMMON STOCKS — 97.2%	Shares	Value
Communications — 9.2%
Baidu, Inc. - ADR (a)	1,800	$246,438
Deutsche Telekom AG - ADR	7,100	155,135
KDDI Corp. - ADR	22,600	349,622
Orange S.A. - ADR	7,500	87,300
PDLT, Inc. - ADR	11,000	257,070
Publicis Groupe S.A. - ADR	22,100	428,740
RTL Group S.A. - ADR	15,000	60,191
SK Telecom Co. Ltd. - ADR	4,600	89,746
Telenor A.S.A. - ADR	9,600	96,864
Tencent Holdings Ltd. - ADR	8,400	356,916
WPP plc - ADR	1,800	94,104
		2,222,126
Consumer Discretionary — 10.2%
adidas AG - ADR	600	58,404
Alibaba Group Holding Ltd. - ADR (a)	2,000	166,700
Bridgestone Corp. - ADR	8,200	168,022
Bunzl plc - ADR	7,700	293,986
CIE Financiere Richemont S.A. - ADR	22,000	373,120
Daimler Truck Holding AG - ADR	2,200	39,798
Honda Motor Co. Ltd. - ADR	5,500	166,705
JD.com, Inc. - ADR	1,700	58,021
Kering S.A. - ADR	6,000	332,100
Magna International, Inc.	6,000	338,640
Mercedes-Benz Group AG	3,600	290,268
Toyota Motor Corp. - ADR	1,100	176,825
		2,462,589
Consumer Staples — 7.9%
ITOCHU Corp. - ADR	3,700	293,854
L’Oreal S.A. - ADR	2,800	261,296
Nestlé S.A. - ADR	2,800	336,980
Reckitt Benckiser Group plc - ADR	5,900	89,621
Shoprite Holdings Ltd. - ADR	32,100	390,818
Unilever plc - ADR	2,200	114,686
Wal-Mart de Mexico S.A.B. de C.V.-ADR	10,600	417,746
		1,905,001
Energy — 4.1%
BP plc - ADR	4,000	141,160
Daqo New Energy Corp. - ADR (a)	3,700	146,890
Equinor A.S.A. - ADR	4,000	116,840
Gazprom PJSC - ADR (a)(b)	14,000	140
Shell plc - ADR	4,600	277,748
TotalEnergies SE - ADR	2,352	135,569
Woodside Energy Group Ltd. - ADR	7,599	176,221
		994,568
Financials — 18.2%
Admiral Group plc - ADR	8,200	216,644
COMMON STOCKS — 97.2%	Shares	Value
Allianz SE - ADR	10,700	$248,454
Banco Bradesco S.A. - ADR	21,678	75,006
Banco Santander S.A. - ADR	37,155	137,845
Bank of Montreal	1,240	111,984
Barclays plc - ADR	15,000	117,900
BNP Paribas S.A. - ADR	4,000	126,560
China Construction Bank Corp. - ADR	23,000	296,470
Deutsche Boerse AG - ADR	7,000	129,080
Industrial & Commercial Bank of China Ltd. - ADR	33,800	359,632
KB Financial Group, Inc. - ADR	2,400	87,360
Legal & General Group plc - ADR	9,900	145,283
Manulife Financial Corp.	7,720	145,985
Mitsubishi UFJ Financial Group, Inc. - ADR	40,000	294,800
National Australia Bank Ltd. - ADR	8,700	76,343
ORIX Corp. - ADR	2,450	223,465
Royal Bank of Canada	1,900	181,469
Sumitomo Mitsui Financial Group, Inc. - ADR	56,100	482,459
Tokio Marine Holdings, Inc. - ADR	18,900	434,321
Toronto-Dominion Bank (The)	2,700	167,427
United Overseas Bank Ltd. - ADR	4,100	170,314
Zurich Insurance Group AG - ADR	3,240	153,803
		4,382,604
Health Care — 9.9%
Alcon, Inc.	3,796	311,690
Astellas Pharma, Inc. - ADR	17,600	261,712
Bayer AG - ADR	10,700	147,874
Dr. Reddy’s Laboratories Ltd. - ADR	3,340	210,787
Novartis AG - ADR	2,480	250,257
Novo Nordisk A/S - ADR	2,700	436,941
Roche Holding AG - ADR	10,500	401,100
Sanofi - ADR	2,000	107,800
Takeda Pharmaceutical Co. Ltd. - ADR	9,340	146,731
Taro Pharmaceutical Industries Ltd. (a)	3,000	113,790
		2,388,682
Industrials — 7.4%
ABB Ltd. - ADR	2,900	113,825
Accelleron Industries AG	145	3,466
Atlas Copco AB - ADR	28,400	409,244
BAE Systems plc - ADR	3,800	182,248
Canadian National Railway Co.	1,400	169,498
Compass Group plc - ADR	6,500	185,380
Schneider Electric SE - ADR	13,200	479,952
Sensata Technologies Holding plc	2,200	98,978

The accompanying notes are an integral part of these financial statements.

13

INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COMMON STOCKS — 97.2%	Shares	Value
Siemens AG - ADR	1,800	$150,138
		1,792,729
Materials — 8.5%
Air Liquide S.A. - ADR	5,025	180,498
BASFSE-ADR	7,400	89,688
BHP Group Ltd. - ADR	5,400	322,218
Cemex S.A.B. de C.V. - ADR (a)	30,300	214,524
Companhia Siderurgica Nacional S.A.-ADR	57,100	147,889
Newcrest Mining Ltd. - ADR	10,900	194,565
Nitto Denko Corp. - ADR	6,900	255,783
POSCO Holdings, Inc. - ADR	4,200	310,590
Rio Tinto plc - ADR	1,570	100,229
Vale S.A. - ADR	17,300	232,166
		2,048,150
Real Estate — 1.5%
Sun Hung Kai Properties Ltd. - ADR	27,600	348,864

Technology — 16.9%
ASML Holding N.V.	360	260,910
Capgemini SE - ADR	4,000	152,000
CGI, Inc. (a)	5,100	537,692
Infosys Ltd. - ADR	20,100	323,007
Lenovo Group Ltd. - ADR	24,800	521,172
Open Text Corp.	11,500	477,825
PDD Holdings, Inc. - ADR (a)	1,200	82,968
RELX plc - ADR	4,200	140,406
SAPSE-ADR	2,200	300,982
Sony Group Corp. - ADR	4,500	405,180
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4,300	433,956
United Microelectronics Corp. - ADR	55,700	439,473
		4,075,571
Utilities — 3.4%
Enel S.p.A. - ADR	33,700	225,453
Iberdrola S.A. - ADR	6,300	329,300
National Grid plc - ADR	1,629	109,681
SSE plc - ADR	6,900	161,771
		826,205
Total Common Stocks
(Cost $17,618,669)		$23,447,089
PREFERRED STOCKS — 0.6%	Shares	Value
Financials — 0.6%
Itau Unibanco Holding S.A. - ADR (Cost $129,573)	24,800	$146,320

MONEY MARKET FUNDS — 1.7%
First American Government Obligations Fund - Class Z, 4.97% (c) (Cost $414,270)	414,270	414,270

Investments at Value — 99.5%
(Cost $18,162,512)		$24,007,679

Other Assets in Excess of Liabilities — 0.5%		119,555

Net Assets — 100.0%		$24,127,234

(a)	Non-income producing security.

(b)	This security is currently restricted from trading and is valued using Level 3 inputs as of June 30, 2023.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

A/S - Aktieselskab

AB - Aktiebolag

ADR - American Depositary Receipt

AG - Aktiengesellschaft

A.S.A. - Aksjeselskop

N.V. - Naamloze Vennootschap

PJSC - Public Joint-Stock Company

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Sociedad Anonima Bursatil de Capital Variable

SE - Societe Europaea

S.p.A. - Societa per Azioni

The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 44.3%	Coupon	Maturity	Par Value	Value
Finance — 20.0%
Allstate Corp. (The)	5.250%	03/30/33	$18,775,000	$18,714,713
American Express Co.	1.650%	11/04/26	2,870,000	2,553,809
American Express Co.	2.550%	03/04/27	4,011,000	3,654,948
AON Corp.	3.750%	05/02/29	7,846,000	7,262,477
Bank of America Corp.	5.202%	04/25/29	18,650,000	18,449,997
Essex Property Trust, Inc.	3.625%	05/01/27	2,298,000	2,146,564
Fifth Third Bancorp	4.300%	01/16/24	13,815,000	13,599,541
Huntington Bancshares, Inc.	2.625%	08/06/24	3,045,000	2,913,453
Huntington Bancshares, Inc.	4.443%	08/04/28	8,500,000	7,907,278
Huntington Bancshares, Inc.	2.550%	02/04/30	5,628,000	4,510,881
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	20,555,000	19,744,393
KeyCorp, Series O	4.100%	04/30/28	8,300,000	7,188,464
KeyCorp	2.550%	10/01/29	6,430,000	4,854,058
Marsh & McLennan Cos., Inc.	4.375%	03/15/29	13,402,000	13,022,362
Morgan Stanley, Series F	3.700%	10/23/24	4,529,000	4,421,477
Morgan Stanley, Series F	4.000%	07/23/25	3,050,000	2,961,669
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	5,991,000	5,881,952
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	8,500,000	7,675,220
Prologis, Inc.	3.875%	09/15/28	3,470,000	3,283,734
Prologis, Inc.	5.125%	01/15/34	5,600,000	5,557,597
Suntrust Bank, Inc.	4.000%	05/01/25	3,000,000	2,902,707
Truist Financial Corp.	2.250%	03/11/30	14,716,000	11,701,957
U.S. Bancorp, Series Y	3.000%	07/30/29	15,180,000	12,865,050
U.S. Bancorp, Series BB (a)	4.967%	07/22/33	6,000,000	5,440,332
Wells Fargo & Co., Series M	4.100%	06/03/26	9,500,000	9,117,920
Wells Fargo & Co., Series O	4.300%	07/22/27	9,600,000	9,215,146
				207,547,699
Industrials — 13.2%
Becton Dickinson & Co.	3.700%	06/06/27	9,500,000	9,030,178
Becton Dickinson & Co.	2.823%	05/20/30	1,000,000	874,266
Cincinnati Children’s Hospital Medical Center, Series 2016Y	2.853%	11/15/26	1,085,000	997,983
CVS Health Corp.	4.300%	03/25/28	10,898,000	10,509,519
CVS Health Corp.	3.750%	04/01/30	4,000,000	3,668,632
Dover Corp.	3.150%	11/15/25	2,802,000	2,652,603
Dover Corp.	2.950%	11/04/29	8,323,000	7,316,949
Duke Energy Corp.	2.450%	06/01/30	11,000,000	9,237,272
Emerson Electric Co.	1.800%	10/15/27	675,000	598,398
Enterprise Products Operating, LLC	4.150%	10/16/28	11,617,000	11,120,071
Johnson Controls International plc	3.900%	02/14/26	5,430,000	5,218,284
Kroger Co. (The)	3.500%	02/01/26	6,350,000	6,092,057
Lowes Cos., Inc.	4.500%	04/15/30	15,817,000	15,382,792
McDonald’s Corp.	3.600%	07/01/30	9,000,000	8,373,995
Roper Technologies, Inc.	2.950%	09/15/29	10,460,000	9,255,709
Starbucks Corp.	3.550%	08/15/29	4,450,000	4,156,078
Starbucks Corp.	2.250%	03/12/30	2,621,000	2,218,061
Verizon Communications, Inc.	4.016%	12/03/29	18,390,000	17,155,203
Walt Disney Co. (The)	3.800%	03/22/30	12,400,000	11,721,832
Xylem, Inc.	1.950%	01/30/28	1,535,000	1,347,243
				136,927,125

The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 44.3%	Coupon	Maturity	Par Value	Value
Utilities — 11.1%
Berkshire Hathaway, Inc.	3.700%	07/15/30	$2,900,000	$2,661,437
Duke Energy Corp.	2.650%	09/01/26	6,000,000	5,549,280
Eversource Energy, Series M	3.300%	01/15/28	6,440,000	5,929,102
Eversource Energy, Series O	4.250%	04/01/29	11,229,000	10,697,632
Eversource Energy, Series R	1.650%	08/15/30	232,000	184,395
Florida Power & Light Co.	5.050%	04/01/28	4,730,000	4,768,171
Florida Power & Light Co.	5.100%	04/01/33	15,945,000	16,206,977
Georgia Power Co., Series 2019-A	2.200%	09/15/24	260,000	248,545
Georgia Power Co., Series 2019B	2.650%	09/15/29	17,141,000	14,820,555
Interstate Power & Light Co.	3.400%	08/15/25	1,000,000	946,992
Interstate Power & Light Co.	4.100%	09/26/28	11,880,000	11,240,060
Interstate Power & Light Co.	2.300%	06/01/30	4,920,000	4,088,161
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	335,000	312,169
National Rural Utilities Cooperative Finance Corp. (The)	2.400%	03/15/30	15,950,000	13,498,470
Virginia Electric & Power Co., Series B	2.950%	11/15/26	2,550,000	2,361,239
Virginia Electric & Power Co., Series A	3.500%	03/15/27	2,845,000	2,695,472
Xcel Energy, Inc.	3.300%	06/01/25	1,201,000	1,150,542
Xcel Energy, Inc.	4.000%	06/15/28	12,182,000	11,628,084
Xcel Energy, Inc.	3.400%	06/01/30	$6,750,000	$6,013,879
				115,001,162
Total Corporate Bonds (Cost $517,150,653)				$459,475,986

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.5%
Federal Home Loan Mortgage Corporation — 4.5%
FHLMC, Series 2877, Class AL	5.000%	10/15/24	6,340	6,300
FHLMC, Series 2985, Class GE	5.500%	06/15/25	18,538	18,411
FHLMC, Series 4287, Class AB	2.000%	12/15/26	380,858	359,380
FHLMC, Pool #ZA-3721	3.000%	06/01/29	4,381,924	4,163,801
FHLMC, Pool #C0-1005	8.000%	06/01/30	529	565
FHLMC, Pool #G1-8642	3.500%	04/01/32	1,499,615	1,440,241
FHLMC, Pool #G1-8667	3.500%	11/01/32	755,049	725,154
FHLMC, Pool #78-0439 (H15T1Y + 222.3) (a)	5.223%	04/01/33	14,447	14,338
FHLMC, Pool #G0-8068	5.500%	07/01/35	424,946	434,686
FHLMC, Pool #G0-6616	4.500%	12/01/35	193,091	190,317
FHLMC, Pool #G3-0933	4.000%	01/01/36	6,700,722	6,519,414
FHLMC, Series 3109, Class ZN	5.500%	02/15/36	625,646	630,851
FHLMC, Pool #G3-1087	4.000%	07/01/38	1,132,946	1,100,224
FHLMC, Pool #A8-9335	5.000%	10/01/39	58,967	59,478
FHLMC, Series 3592, Class BZ	5.000%	10/15/39	405,553	405,454
FHLMC, Pool #SC-0047	3.000%	01/01/40	12,804,041	11,700,934
FHLMC, Series 3946, Class LN	3.500%	04/15/41	119,803	114,685
FHLMC, Series 4105, Class PJ	3.500%	06/15/41	359,796	344,467
FHLMC, Pool #2B-0350 (a)	4.610%	04/01/42	51,398	50,582
FHLMC, Series 4180, Class ME	2.500%	10/15/42	878,372	810,507
FHLMC, Series 4517, Class PC	2.500%	05/15/44	628,841	583,731
FHLMC, Series 4689, Class DA	3.000%	07/15/44	297,244	282,567
FHLMC, Series 4831, Class BA	3.500%	10/15/44	315,788	306,903
FHLMC, Series 4567, Class LA	3.000%	08/15/45	123,106	113,755

The accompanying notes are an integral part of these financial statements.

16

FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.5%	Coupon	Maturity	Par Value	Value
FHLMC, Series 4582, Class PA	3.000%	11/15/45	$1,107,700	$1,015,151
FHLMC, Series 4709, Class EA	3.000%	01/15/46	374,093	349,481
FHLMC, Series 4906, Class DE	2.500%	09/25/49	3,687,900	3,236,907
FHLMC, Pool #SD-2170	3.000%	07/01/51	12,896,115	11,450,421
				46,428,705
Federal National Mortgage Association — 13.6%
FNMA, Series 2003-79, Class NJ	5.000%	08/25/23	495	495
FNMA, Pool #MA0384	5.000%	04/01/30	280,398	279,413
FNMA, Pool #AL6923	3.000%	05/01/30	3,054,278	2,902,139
FNMA, Pool #AS5794	3.000%	09/01/30	913,347	867,106
FNMA, Pool #AS6548, Series 2016	2.500%	01/01/31	2,142,852	1,991,361
FNMA, Pool #MA4424	1.500%	09/01/31	22,357,589	20,113,379
FNMA, Pool #AL9309	3.500%	10/01/31	453,628	435,688
FNMA, Pool #725027	5.000%	11/01/33	137,384	137,053
FNMA, Pool #725704	6.000%	08/01/34	54,793	57,019
FNMA, Pool #BM1971	3.500%	12/01/35	1,273,118	1,214,527
FNMA, Pool #888223	5.500%	01/01/36	192,521	196,704
FNMA, Pool #995112	5.500%	07/01/36	134,636	136,867
FNMA, Pool #MA2773	3.000%	10/01/36	3,168,892	2,935,950
FNMA, Pool #AL9623	4.000%	12/01/36	1,597,719	1,556,401
FNMA, Pool #MA3186	4.000%	11/01/37	5,391,011	5,216,073
FNMA, Pool #MA3337	4.000%	04/01/38	1,548,395	1,498,289
FNMA, Pool #AA4392	4.000%	04/01/39	341,130	327,597
FNMA, Pool #FM9469	4.000%	08/01/39	3,450,761	3,340,830
FNMA, Pool #CB0114	2.500%	04/01/41	7,375,537	6,490,635
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	189,122	179,022
FNMA, Series 2015-72, Class GB	2.500%	12/25/42	1,116,063	1,043,448
FNMA, Series 2013-75, Class EG	3.000%	02/25/43	252,971	234,458
FNMA, Series 2014-28, Class PA	3.500%	02/25/43	104,942	100,355
FNMA, Pool #AU7025	3.000%	11/01/43	9,995,713	9,035,654
FNMA, Series 2014-4, Class PC	3.000%	02/25/44	978,603	924,298
FNMA, Series 2016-79, Class L	2.500%	10/25/44	515,115	473,724
FNMA, Series 2016-39, Class LA	2.500%	03/25/45	507,461	463,418
FNMA, Series 2016-64, Class PG	3.000%	05/25/45	2,059,021	1,909,579
FNMA, Series 2016-40, Class PA	3.000%	07/25/45	106,267	98,417
FNMA, Series 4768, Class GA	3.500%	09/15/45	2,122,029	2,029,150
FNMA, Series 2016-49, Class PA	3.000%	09/25/45	857,169	788,898
FNMA, Series 2016-02, Class PB	2.000%	02/25/46	218,408	197,701
FNMA, Series 2018-67, Class BA	4.500%	03/25/46	1,554,468	1,530,488
FNMA, Series 2018-25, Class P	3.500%	03/25/46	2,255,263	2,138,801
FNMA, Pool #BM5003	4.000%	03/01/47	1,242,953	1,194,598
FNMA, Series 2022-25, Class KA	4.000%	09/25/48	9,241,755	8,848,388
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	2,527,891	1,912,253
FNMA, Pool #FM9631	3.000%	11/01/51	2,924,631	2,599,324
FNMA, Pool #FS3678	3.000%	12/01/51	13,610,021	12,127,223
FNMA, Pool #CB3051	3.000%	03/01/52	7,576,871	6,748,197
FNMA, Pool #FS4520	3.000%	04/01/52	28,470,306	25,341,304
FNMA, Pool #FS4608	3.000%	05/01/52	4,708,447	4,197,684
FNMA, Pool #FS2724	3.000%	07/01/52	8,349,846	7,408,151
				141,222,059

The accompanying notes are an integral part of these financial statements.

17

FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.5%	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 1.4%
GNMA, Pool #004847M	4.000%	11/01/25	$40,119	$39,225
GNMA, Pool #780400X	7.000%	12/01/25	396	398
GNMA, Pool #780420X	7.500%	08/01/26	308	312
GNMA, Pool #002658M	6.500%	10/01/28	5,481	5,656
GNMA, Pool #002945M	7.500%	07/01/30	424	439
GNMA, Pool #004187M	5.500%	07/01/38	7,314	7,516
GNMA, Series 2021-175, Class DG	2.000%	10/20/51	16,597,760	13,871,130
				13,924,676
Total Collateralized Mortgage Obligations (Cost $215,613,185)				$201,575,440

U.S. GOVERNMENT & AGENCIES — 2.6%
Federal National Mortgage Association — 2.1%
FNMA	3.320%	04/01/28	$6,000,000	$5,662,230
FNMA	3.740%	07/01/28	6,438,000	6,171,331
FNMA	3.650%	01/01/29	5,000,000	4,766,975
FNMA	3.150%	06/01/29	5,000,000	4,627,730
				21,228,266
Federal Home Loan Bank — 0.5%
FHLB	4.750%	12/10/32	5,385,000	5,483,815

Total U.S. Government & Agencies (Cost $28,263,975)				$26,712,081

MUNICIPAL BONDS — 2.7%
Higher Education — 0.9%
Pennsylvania State University, Series 2020 D	1.893%	09/01/26	$4,635,000	$4,218,721
University of Cincinnati Ohio General Receipts Revenue, Series 2019 B	2.162%	06/01/25	2,185,000	2,061,714
University of Washington Revenue, Series 2009B	5.400%	06/01/36	3,000,000	3,124,800
				9,405,235
Hospital/Health Bonds — 0.4%
Hamilton County Ohio Health Care FACS Revenue, Series 2019	3.374%	06/01/34	5,000,000	4,245,370

Other Revenue — 1.4%
Kansas Development Finance Authority Revenue, Series 2015 H	3.941%	04/15/26	8,000,000	7,700,423
Texas Natural Gas Securitization Finance Corp. Revenue, Series 2023 A-1	5.102%	04/01/35	6,000,000	6,022,266
				13,722,689
State Agency — 0.0% (b)
Kentucky Property and Buildings Commission Revenue, Series 2009C	6.164%	08/01/23	273,000	273,025

Total Municipal Bonds (Cost $29,177,254)				$27,646,319

U.S. TREASURY OBLIGATIONS — 29.8%
U.S. Treasury Bonds — 13.1%
U.S. Treasury Bonds	2.375%	02/15/42	$49,000,000	$38,158,749
U.S. Treasury Bonds	2.500%	02/15/45	45,500,000	35,219,867
U.S. Treasury Bonds	2.500%	05/15/46	23,500,000	18,069,291
U.S. Treasury Bonds	2.750%	08/15/47	32,000,000	25,740,000

The accompanying notes are an integral part of these financial statements.

18

FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

U.S. TREASURY OBLIGATIONS — 29.8%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	2.000%	02/15/50	$26,625,000	$18,254,766
				135,442,673
U.S. Treasury Notes — 16.7%
U.S. Treasury Notes	1.375%	11/15/31	15,500,000	12,780,231
U.S. Treasury Notes	2.875%	05/15/32	63,000,000	58,422,672
U.S. Treasury Notes	4.125%	11/15/32	49,000,000	50,079,470
U.S. Treasury Notes	3.500%	02/15/33	53,600,000	52,218,138
				173,500,511
Total U.S. Treasury Obligations (Cost $335,043,235)				$308,943,184

PREFERRED STOCKS — 0.6%			Shares	Value
Financials — 0.6%
Allstate Corp. (The), 5.10%, 01/15/2053 (Cost $6,491,218)			264,996	$6,643,450

MONEY MARKET FUNDS — 0.4%
First American Government Obligations Fund - Class Z, 4.97% (c) (Cost $3,880,606)			3,880,606	$3,880,606

Investments at Value — 99.9% (Cost $1,135,620,126)				$1,034,877,066

Other Assets in Excess of Liabilities — 0.1%				1,400,806

Net Assets — 100.0%				$1,036,277,872

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
General Obligation - City — 7.8%
Cincinnati Ohio GO Unlimited, Series 2017-A	4.000%	12/01/30	$685,000	$713,763
Cincinnati Ohio GO Unlimited, Series 2017-A	4.000%	12/01/32	1,000,000	1,040,510
Columbus Ohio GO Unlimited, Series 2015-A	3.000%	07/01/27	2,565,000	2,563,286
Columbus Ohio GO Unlimited, Series 2017-A	4.000%	04/01/31	1,000,000	1,031,540
Columbus Ohio GO Unlimited, Series 2018-A	5.000%	04/01/32	600,000	670,416
Columbus Ohio GO Unlimited, Series 2022-A	5.000%	04/01/38	750,000	854,393
Columbus Ohio GO Unlimited, Series 2022-A	5.000%	04/01/41	3,120,000	3,512,152
Copley Township Ohio Safety Facilities Improvement, Series 2023	4.000%	12/01/36	775,000	792,879
Copley Township Ohio Safety Facilities Improvement, Series 2023	4.000%	12/01/37	810,000	823,689
Dublin Ohio CSD GO Unlimited, Series 2019-A	4.000%	12/01/34	500,000	522,420
Dublin Ohio GO Limited, Series 2015	4.000%	12/01/28	500,000	515,550
Lakewood Ohio GO Limited, Series A	4.000%	12/01/28	840,000	869,652
Lakewood Ohio GO Limited, Series A	4.000%	12/01/29	300,000	310,494
Reynoldsburg Ohio GO Limited, Series 2018	4.000%	12/01/30	1,000,000	1,046,380
Reynoldsburg Ohio GO Limited, Series 2018	4.000%	12/01/31	595,000	622,049
Strongsville Ohio GO Limited, Series 2016	4.000%	12/01/30	350,000	355,611
				16,244,784
General Obligation - County — 2.3%
Butler County Ohio GO Unlimited	5.250%	12/01/26	1,000,000	1,042,250
Hamilton Ohio Sewer System Revenue, Series 2019-A	5.000%	12/01/30	1,000,000	1,134,019
Lorain County Ohio GO Unlimited, Series 2017	4.000%	12/01/30	450,000	456,773
Lucas County Ohio GO Limited, Series 2017	4.000%	10/01/28	1,000,000	1,025,750
Lucas County Ohio GO Limited, Series 2018	4.000%	10/01/29	605,000	620,591
Summit County Ohio GO Limited, Series 2016	4.000%	12/01/31	500,000	507,565
				4,786,948
General Obligation - State — 1.5%
Pennsylvania GO Unlimited, Series 2018	4.000%	03/01/37	1,000,000	1,023,650
Washington GO Unlimited, Series 2022-A	5.000%	08/01/44	2,000,000	2,187,560
				3,211,210
Higher Education — 23.2%
Bowling Green State University Ohio Revenue, Series 2017-B	5.000%	06/01/30	750,000	802,020
Bowling Green State University Ohio Revenue, Series 2017-B	5.000%	06/01/31	500,000	534,650
Bowling Green State University Ohio Revenue, Series 2017-B	5.000%	06/01/32	500,000	534,450
Bowling Green State University Ohio Revenue, Series 2020-A	5.000%	06/01/37	1,000,000	1,085,000
Bowling Green State University Ohio Revenue, Series 2020-A	4.000%	06/01/45	2,830,000	2,669,549
Cuyahoga County Ohio Community College GO Unlimited, Series 2018	4.000%	12/01/33	1,275,000	1,312,268
Indiana Financial Authorities Educational Facilities Revenue, Series 2021	4.000%	02/01/29	940,000	967,429
Indiana Financial Authorities Educational Facilities Revenue, Series 2021	5.000%	02/01/32	1,065,000	1,185,760
Kent State University Ohio Revenue, Series 2019	5.000%	05/01/31	1,000,000	1,149,850
Kent State University Ohio Revenue, Series 2022	5.000%	05/01/35	2,000,000	2,281,179
Kent State University Ohio Revenue, Series 2020-A	5.000%	05/01/45	950,000	1,008,805
Miami University Ohio General Receipts Revenue, Series 2017	5.000%	09/01/31	735,000	784,679
Miami University Ohio General Receipts Revenue, Series 2020-A	4.000%	09/01/36	1,000,000	1,023,550
Miami University Ohio General Receipts Revenue, Series 2020-A	4.000%	09/01/45	3,110,000	3,024,269
Ohio Higher Education Facilities Revenue - Oberlin College, Series A	5.250%	10/01/53	1,000,000	1,111,430
Ohio Higher Education Facilities Revenue, Series 2018-A	5.000%	10/01/32	1,545,000	1,714,069
Ohio Higher Education Facilities Revenue - Case Western Reserve University, Series 2021-A	4.000%	12/01/44	1,250,000	1,229,596
Ohio Higher Education Facilities Revenue - Denison University	5.000%	11/01/30	400,000	448,580
Ohio Higher Education Facilities Revenue - Denison University	5.000%	11/01/33	325,000	362,430

The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
Ohio Higher Education Facilities Revenue - Denison University, Series 2017-A	5.000%	11/01/42	$1,700,000	$1,774,341
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-B	4.000%	12/01/33	620,000	635,128
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-A	5.000%	02/01/35	1,350,000	1,483,245
Ohio Higher Education Facilities Revenue - University of Dayton	4.000%	02/01/36	1,050,000	1,064,711
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-A	5.000%	12/01/36	2,010,000	2,137,937
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-B	5.000%	12/01/36	470,000	499,916
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/29	540,000	585,436
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/30	570,000	625,307
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/32	630,000	692,414
Ohio Higher Education Facilities Revenue - Xavier University, Series 2015-C	5.000%	05/01/32	1,000,000	1,025,490
Ohio Higher Education Facilities Revenue - Xavier University	4.500%	05/01/36	1,000,000	1,016,820
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	4.000%	05/01/38	600,000	583,353
University of Akron Ohio General Receipts Revenue, Series 2019-A	4.000%	01/01/27	2,050,000	2,101,045
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/27	350,000	367,224
University of Akron Ohio General Receipts Revenue, Series 2015-A	5.000%	01/01/28	410,000	419,565
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/29	435,000	457,137
University of Akron Ohio General Receipts Revenue, Series 2014-A	5.000%	01/01/29	650,000	654,966
University of Akron Ohio General Receipts Revenue, Series 2015-A	5.000%	01/01/30	720,000	738,029
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/33	1,000,000	1,051,370
University of Akron Ohio General Receipts Revenue, Series 2018-A	5.000%	01/01/34	400,000	432,352
University of Cincinnati General Receipts Revenue, Series 2014-B	4.000%	06/01/36	250,000	251,135
University of Cincinnati General Receipts Revenue, Series 2019-A	5.000%	06/01/36	1,250,000	1,375,638
University of Cincinnati General Receipts Revenue, Series C	5.000%	06/01/39	1,250,000	1,285,225
University of North Dakota Certificate of Participation, Series 2021-A	4.000%	06/01/37	555,000	561,566
University of Toledo Revenue, Series B	5.000%	06/01/27	1,590,000	1,691,951
University of Toledo Revenue, Series B	5.000%	06/01/31	500,000	562,010
University of Toledo Revenue, Series 2017-A	5.000%	06/01/34	1,000,000	1,063,330
				48,366,204
Hospital/Health Bonds — 8.1%
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue, Series 2016-X	5.000%	05/15/30	1,005,000	1,118,264
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	5.000%	11/01/32	500,000	537,505
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	4.000%	11/01/36	800,000	804,344
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	4.000%	11/01/40	1,340,000	1,318,208
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2019-A	5.000%	11/01/48	3,100,000	3,429,622
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s, Series 2019-CC	5.000%	11/15/41	2,410,000	2,723,903

The accompanying notes are an integral part of these financial statements.

21

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, Series 2019-CC	5.000%	11/15/49	$1,300,000	$1,451,502
Ohio Hospital Facility Revenue Refunding Cleveland Clinic Health, Series 2017-A	5.000%	01/01/31	1,000,000	1,086,480
Ohio Hospital Facility Revenue Refunding Cleveland Clinic Health, Series 2017-A	4.000%	01/01/36	3,100,000	3,164,263
Ohio Hospital Facility Revenue Refunding Cleveland Clinic Health, Series 2019-B	4.000%	01/01/42	1,320,000	1,318,462
				16,952,553
Housing — 7.8%
Colorado State Certificate of Participation, Series 2020-A	4.000%	12/15/34	1,000,000	1,045,940
Colorado State Certificate of Participation, Series 2020-A	4.000%	12/15/39	2,000,000	2,019,740
FHLMC, Series M-053	2.550%	06/15/35	3,773,560	3,018,029
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement), Series A-US	3.400%	01/25/36	1,869,307	1,711,850
Kentucky Certificates of Participation, Series 2018-A	4.000%	04/15/28	695,000	722,466
Kentucky Certificates of Participation, Series A	4.000%	04/15/31	500,000	514,655
Kentucky Property and Buildings Commission Revenue, Series A	5.000%	05/01/34	2,340,000	2,653,655
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2019 SER C	3.875%	05/01/50	1,290,000	1,276,659
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2020-C	3.500%	11/01/50	2,075,000	2,024,150
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2020-A	3.500%	11/01/50	700,000	685,236
Ohio Housing Finance Agency Residential Mortgage Revenue, Series 2017-A	3.700%	03/01/32	520,000	503,351
				16,175,731
Other Revenue — 6.8%
Akron Ohio Certificate of Participation, Series 2018	5.000%	12/01/25	500,000	518,050
Akron Ohio Income Tax Revenue, Series 2019	4.000%	12/01/31	870,000	901,616
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), Series D	4.750%	11/01/30	500,000	526,130
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), Series D	5.000%	11/01/32	525,000	555,608
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, Series 2015	5.000%	06/01/30	655,000	675,318
Mobile Alabama Industrial Development Board Pollution Control Revenue, Series 2008-B	2.900%	07/15/34	1,025,000	1,020,104
Monroe County Georgia Development Authority Pollution Control Revenue, Series 2009	1.000%	07/01/49	1,000,000	918,256
Ohio Special Obligation Revenue, Series 2016-C	5.000%	12/01/29	510,000	546,990
Ohio Special Obligation Revenue, Series 2018-A	5.000%	10/01/31	1,945,000	2,159,320
Ohio Special Obligation Revenue, Series 2020-B	5.000%	04/01/39	1,000,000	1,091,090
Ohio Turnpike Revenue, Series 2021-A	5.000%	02/15/46	1,990,000	2,174,732
Riversouth Ohio Authority Revenue, Series 2016	4.000%	12/01/31	700,000	718,424
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/36	400,000	398,220
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/37	575,000	562,307
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/38	400,000	385,634
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/39	400,000	382,076
Summit County Ohio Development Finance Authority, Series 2018	4.000%	12/01/27	220,000	223,509

The accompanying notes are an integral part of these financial statements.

22

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
Summit County Ohio Development Finance Authority, Series 2018	4.000%	12/01/28	$435,000	$441,234
				14,198,618
Revenue Bonds - Facility — 2.3%
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/28	450,000	490,019
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/29	375,000	413,948
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/30	600,000	663,851
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/32	505,000	558,813
Ohio Parks and Recreation Capital Facilities Revenue, Series 2015-A	5.000%	02/01/30	500,000	515,090
Ohio Parks and Recreation Capital Facilities Revenue, Series 2020-A	5.000%	12/01/31	710,000	830,423
Ohio Parks and Recreation Capital Facilities Revenue, Series 2018-A	5.000%	12/01/35	1,160,000	1,269,782
				4,741,926
Revenue Bonds - Water & Sewer — 8.8%
Cincinnati Ohio Water System Revenue, Series C	4.000%	12/01/30	1,000,000	1,039,840
Cleveland Ohio Water Revenue, Series 2020-FF	5.000%	01/01/33	500,000	567,290
Ohio State Water Development Authority Revenue, Series 2020-A	5.000%	12/01/39	1,165,000	1,291,670
Ohio State Water Development Authority Revenue, Series 2021	5.000%	06/01/46	4,215,000	4,634,602
Ohio State Water Development Authority Revenue, Series 2021-A	4.000%	12/01/46	3,880,000	3,894,822
Ohio Water Development Authority Revenue, Series 2006-A	5.250%	12/01/34	2,000,000	2,396,140
Ohio Water Development Authority Revenue Pollution Control, Series 2017-A	5.000%	12/01/31	1,130,000	1,225,587
Ohio Water Development Authority Revenue Pollution Control, Series 2020-B	5.000%	06/01/33	615,000	711,309
Ohio Water Development Authority Revenue Pollution Control, Series 2021-A	5.000%	12/01/40	1,000,000	1,125,030
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, Series 2016-C	4.000%	12/01/31	400,000	410,500
Wise County Virginia Soil & Wastewater, Series 2010-A	1.200%	11/01/40	1,000,000	969,511
				18,266,301
School District — 23.6%
Arcanum-Butler Ohio LSD GO, Series 2016	4.000%	12/01/29	675,000	684,653
Arcanum-Butler Ohio LSD GO, Series 2016	4.000%	12/01/30	650,000	659,302
Ashland Ohio CSD GO Unlimited, Series 2021	4.000%	11/01/28	505,000	535,012
Athens City School District, Series 2019-A	4.000%	12/01/33	750,000	783,428
Baytown Texas Certificates Obligation, Series 2022	4.250%	02/01/40	1,045,000	1,072,578
Bellbrook-Sugarcreek Ohio LSD GO Unlimited, Series 2016	4.000%	12/01/31	325,000	333,561
Bellefontaine Ohio SCD GO Unlimited (National RE Insured), Series 2005	5.500%	12/01/26	615,000	646,181
Berea Ohio CSD GO Unlimited, Series 2017	4.000%	12/01/31	500,000	513,985
Bexar Texas Refunding Limited, Series 2019	4.000%	06/15/37	1,360,000	1,388,723
Big Walnut Ohio LSD GO Unlimited, Series 2019	4.000%	12/01/33	500,000	520,520
Bloom Carroll Ohio LSD GO Unlimited (SDCP), Series 2018-A	4.000%	11/01/29	325,000	342,700
Brecksville Ohio GO Limited, Series 2022	4.000%	12/01/51	1,885,000	1,819,669
Bullit Kentucky School District Finance Corp., Series 2023-A	4.000%	03/01/37	1,255,000	1,261,313
Chillicothe Ohio SD GO Unlimited (AGM Insured), Series 2016	4.000%	12/01/29	400,000	405,816
Cleveland Heights and University Heights Ohio CSD GO Unlimited, Series 2017	4.000%	12/01/32	1,000,000	1,035,710
Colorado State Building Excellent Schools Today Certificate of Participation, Series 2018-L	4.000%	03/15/30	1,000,000	1,043,640
Columbus Ohio CSD GO Unlimited, Series 2017	5.000%	12/01/27	500,000	538,960
Columbus Ohio CSD GO Unlimited, Series 2016-B	4.000%	12/01/29	400,000	412,464
Daviess County Kentucky SD GO Unlimited, Series 2020	5.000%	06/01/27	1,825,000	1,946,617

The accompanying notes are an integral part of these financial statements.

23

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
Dexter Michigan CSD GO Unlimited, Series 2017	4.000%	05/01/31	$670,000	$693,537
Elyria Ohio SCD GO Unlimited (SDCP), Series A	4.000%	12/01/30	1,000,000	1,034,160
Festus Missouri SD Certificates of Participation, Series 2021-B	4.000%	04/01/26	875,000	894,530
Glenwillow Village Ohio Bond Anticipation Notes Service Center Building Improvement, Series 2023	4.250%	10/18/23	1,700,000	1,701,240
Grandview Heights Ohio Municipal Facilities Construction and Improvement, Series 2023	4.000%	12/01/46	3,000,000	3,002,159
Green County Ohio Vocational SD GO Unlimited, Series 2019	4.000%	12/01/35	1,000,000	1,030,100
Hudson Ohio CSD GO Unlimited, Series 2018	4.000%	12/01/33	800,000	823,384
Huntington County Indiana Countryside School Building Corp. Revenue, Series 2018	4.000%	01/15/28	1,000,000	1,040,890
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), Series 2016	4.000%	06/01/31	270,000	273,275
Johnstown-Monroe Ohio LSD GO Unlimited, Series 2016	4.000%	12/01/29	800,000	827,984
Kettering Ohio CSD GO Unlimited, Series 2016	4.000%	12/01/30	400,000	412,140
Kettering Ohio CSD GO Unlimited, Series 2007	5.250%	12/01/31	500,000	553,050
Lakewood Ohio GO Limited, Series A	5.000%	12/01/36	500,000	529,790
Logan Hocking Ohio LSD Certificates of Participation, Series 2018	4.000%	12/01/32	420,000	426,842
McCracken County Kentucky SD Finance Corp., Series 2022	5.000%	08/01/32	580,000	663,155
McCreary County Kentucky SD Finance Corp., Series 2022	4.000%	12/01/35	560,000	569,940
Menifee County Kentucky SD Financial Corp. Revenue, Series 2019	3.000%	08/01/27	615,000	604,586
Milford Ohio Exempt Village SD Go Unlimited (AGM Insured), Series 2007	5.500%	12/01/30	1,260,000	1,420,877
North Olmstead Ohio CSD Go Unlimited, Series 2017	4.000%	12/01/29	500,000	519,710
Olentangy LSD Ohio Go Unlimited, Series 2016	4.000%	12/01/31	1,000,000	1,034,659
Orchard Farm Missouri SD Certificate of Participation, Series 2020	4.000%	04/01/29	550,000	585,723
Owen County Kentucky SD Revenue, Series 2017	4.000%	04/01/27	1,320,000	1,357,739
Palm Beach Florida SD Certificate of Participation, Series 2021-A	5.000%	08/01/39	1,000,000	1,103,890
Pickerington Ohio LSD Capital Appreciation Refunding, Series 2023	4.375%	12/01/49	1,000,000	1,011,350
Princeton Ohio CSD Certificates of Participation, Series 2012	3.500%	12/01/26	275,000	275,025
Princeton Ohio CSD GO Unlimited (National RE Insured), Series 2006	5.250%	12/01/30	1,735,000	1,968,409
Pulaski County Kentucky SD Finance Corp. School Building Revenue, Series 2023	4.250%	06/01/40	1,000,000	1,008,350
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP), Series 2017	4.000%	12/01/27	965,000	1,004,633
Teays Valley Ohio LSD Refunding, Series 2016	4.000%	12/01/32	580,000	591,948
Toledo Ohio CSD GO Unlimited, Series 2015	5.000%	12/01/29	660,000	691,931
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/28	410,000	424,473
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/29	500,000	517,490
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/30	350,000	361,956
Upper Arlington Ohio CSD Construction and Improvement, Series 2018-A	4.000%	12/01/30	1,380,000	1,445,177
Upper Arlington Ohio Special Obligation Income Tax Revenue Community Center, Series 2023	4.000%	12/01/35	500,000	521,375
Upper Arlington Ohio Special Obligation Income Tax Revenue Community Center, Series 2023	4.000%	12/01/37	500,000	510,510
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, Series 2016	4.000%	04/01/30	395,000	401,316
Westerville Ohio SCD Certificate of Participation, Series 2018	5.000%	12/01/32	555,000	605,982

The accompanying notes are an integral part of these financial statements.

24

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MUNICIPAL BONDS — 98.8%	Coupon	Maturity	Par Value	Value
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured), Series 2017	4.000%	03/01/30	$810,000	$817,995
				49,206,112
State Agency — 6.6%
Kentucky Association of Counties Finance Corp. Revenue, Series 2018-E	4.000%	02/01/29	575,000	593,480
Kentucky Property and Buildings Commission Revenue, Series A	5.000%	08/01/29	600,000	622,050
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/30	600,000	622,062
Ohio Common Schools, Series 2019-A	5.000%	06/15/34	1,000,000	1,124,590
Ohio Common Schools, Series 2019-A	5.000%	06/15/35	1,000,000	1,116,950
Ohio Common Schools, Series 2019-A	5.000%	06/15/39	2,000,000	2,181,380
Ohio Higher Education, Series 2018-A	5.000%	02/01/24	550,000	555,847
Ohio Higher Education, Series 2017-A	5.000%	05/01/31	850,000	884,485
Ohio Housing Finance Agency Residential Mortgage Revenue, Series 2021-A	3.000%	03/01/52	1,805,000	1,729,816
Ohio Infrastructure Improvement, Series 2021-A	5.000%	03/01/41	1,500,000	1,679,610
Pennsylvania State Refunding, Series 2017	4.000%	01/01/30	645,000	668,336
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue, Series 2022-A	5.000%	10/01/35	1,000,000	1,122,300
Washington Certificates of Participation, Series 2022-A	5.000%	01/01/41	675,000	751,127
				13,652,033
Total Municipal Bonds (Cost $219,071,464)				$205,802,420

MONEY MARKET FUNDS — 0.3%			Shares	Value
Dreyfus AMT-Free Tax Cash Management Fund - Institutional Class, 3.86% (a) (Cost $721,252)			721,658	$721,586

Investments at Value — 99.1% (Cost $219,792,716)				$206,524,006

Other Assets in Excess of Liabilities — 0.9%				1,879,103

Net Assets — 100.0%				$208,403,109

(a)	The rate shown is the 7-day effective yield as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Assets and Liabilities

	Equity	Opportunity	International
	Income Fund	Fund	Fund
Assets:
Investment Securities at Value*	$598,085,600	$122,989,940	$24,007,679
Cash	—	—	710
Dividends and Interest Receivable	703,346	95,790	109,216
Reclaims Receivable	—	—	67,304
Fund Shares Sold Receivable	561,356	105,017	14,289
Total Assets	$599,350,302	$123,190,747	$24,199,198

Liabilities:
Accrued Management Fees	$478,447	$98,294	$19,728
Fund Shares Redeemed Payable	646,103	66,731	52,236
Total Liabilities	$1,124,550	$165,025	$71,964

Net Assets	$598,225,752	$123,025,722	$24,127,234

Net Assets Consist of:
Paid-In Capital	$426,473,617	$101,190,130	$18,318,655
Accumulated Earnings	171,752,135	21,835,592	5,808,579

Net Assets	$598,225,752	$123,025,722	$24,127,234
Shares Outstanding (Unlimited Amount Authorized)	17,877,118	2,595,113	817,132

Offering, Redemption and Net Asset Value Per Share	$33.46	$47.41	$29.53

*Identified Cost of Investment Securities	$441,944,434	$102,544,564	$18,162,512

The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Assets and Liabilities – Continued

	Fixed	Municipal
	Income Fund	Income Fund
Assets:
Investment Securities at Value*	$1,034,877,066	$206,524,006
Dividends and Interest Receivable	8,493,056	1,646,810
Paydowns Receivable	361	—
Fund Shares Sold Receivable	2,283,684	404,018
Total Assets	$1,045,654,167	$208,574,834

Liabilities:
Accrued Management Fees	$725,798	$111,769
Distributions Payable	63,813	—
Fund Shares Redeemed Payable	8,586,684	59,956
Total Liabilities	$9,376,295	$171,725

Net Assets	$1,036,277,872	$208,403,109

Net Assets Consist of:
Paid-In Capital	$1,169,310,487	$225,361,435
Accumulated Deficit	(133,032,615)	(16,958,326)

Net Assets	$1,036,277,872	$208,403,109
Shares Outstanding (Unlimited Amount Authorized)	70,024,330	12,818,537

Offering, Redemption and Net Asset Value Per Share	$14.80	$16.26

*Identified Cost of Investment Securities	$1,135,620,126	$219,792,716

The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Operations

	Equity	Opportunity	International
	Income Fund	Fund	Fund
	Six Months	Six Months	Six Months
	Ended	Ended	Ended
	6/30/2023	6/30/2023	6/30/2023
Investment Income:
Dividends	$5,765,002	$1,026,748	$497,031
Less: Foreign withholding taxes on dividends	(1,065)	(4,438)	(69,282)
Total Investment Income	5,763,937	1,022,310	427,749

Expenses:
Management Fee	$2,819,363	$586,312	$115,738
Net Expenses	$2,819,363	$586,312	$115,738

Net Investment Income	$2,944,574	$435,998	$312,011

Realized and Unrealized Gains:
Net Realized Gains from Security Transactions and Foreign Currency Transactions	$6,987,001	$950,703	$369,011
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	35,833,074	7,175,630	2,028,733

Net Gains on Investments	$42,820,075	$8,126,333	$2,397,744

Net Change in Net Assets from Operations	$45,764,649	$8,562,331	$2,709,755

The accompanying notes are an integral part of these financial statements.

28

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Operations – Continued

	Fixed	Municipal
	Income Fund	Income Fund
	Six Months	Six Months
	Ended	Ended
	6/30/2023	6/30/2023
Investment Income:
Dividends	$408,754	$59,362
Interest	15,289,607	3,245,303
Total Investment Income	15,698,361	3,304,665

Expenses:
Management Fee	$4,224,288	$679,660
Net Expenses	$4,224,288	$679,660

Net Investment Income	$11,474,073	$2,625,005

Realized and Unrealized Gains (Losses):
Net Realized Losses from Security Transactions	$(13,427,791)	$(284,639)
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,092,322	1,328,571

Net Gains on Investments	$4,664,531	$1,043,932

Net Change in Net Assets from Operations	$16,138,604	$3,668,937

The accompanying notes are an integral part of these financial statements.

29

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Opportunity Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	6/30/2023*	12/31/2022	6/30/2023*	12/31/2022
Operations:
Net Investment Income	$2,944,574	$4,742,153	$435,998	$689,723
Net Realized Gains from Security Transactions	6,987,001	22,613,287	950,703	4,000,716
Net Change in Unrealized Appreciation (Depreciation) on Investments	35,833,074	(87,056,215)	7,175,630	(20,425,797)
Net Change in Net Assets from Operations	$45,764,649	$(59,700,775)	$8,562,331	$(15,735,358)

Distributions to Shareholders (see Note 2)	$—	$(33,573,348)	$—	$(4,854,826)

Capital Share Transactions:
Proceeds From Sale of Shares	$36,360,340	$63,916,017	$6,211,311	$15,283,773
Shares Issued on Reinvestment of Distributions	—	33,429,609	—	4,843,718
Cost of Shares Redeemed	(35,169,531)	(62,514,498)	(6,839,636)	(10,533,218)
Net Change in Net Assets from Capital Share Transactions	$1,190,809	$34,831,128	$(628,325)	$9,594,273

Net Change in Net Assets	$46,955,458	$(58,442,995)	$7,934,006	$(10,995,911)

Net Assets at Beginning of Period	$551,270,294	$609,713,289	$115,091,716	$126,087,627
Net Assets at End of Period	$598,225,752	$551,270,294	$123,025,722	$115,091,716

Capital Share Activity(a)
Shares Sold	1,149,553	1,921,920	136,379	328,998
Share Reinvested	—	1,076,638	—	109,044
Shares Redeemed	(1,105,757)	(1,898,568)	(148,092)	(227,509)
Net Increase (Decrease) in Shares Outstanding	43,796	1,099,990	(11,713)	210,533

Shares Outstanding, beginning of period	17,833,322	16,733,332	2,606,826	2,396,293
Shares Outstanding, end of period	17,877,118	17,833,322	2,595,113	2,606,826

*	Unaudited.

(a)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

30

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets – Continued

	International Fund		Fixed Income Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	6/30/2023*	12/31/2022	6/30/2023*	12/31/2022
Operations:
Net Investment Income	$312,011	$432,254	$11,474,073	$16,541,631
Net Realized Gains (Losses) from Security Transactions and Foreign Currencies	369,011	(505,496)	(13,427,791)	(17,572,092)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	2,028,733	(3,140,573)	18,092,322	(149,150,886)
Net Change in Net Assets from Operations	$2,709,755	$(3,213,815)	$16,138,604	$(150,181,347)

Distributions to Shareholders (see Note 2)	$—	$(259,658)	$(11,629,236)	$(17,676,650)

Capital Share Transactions:
Proceeds From Sale of Shares	$1,273,267	$2,727,725	$187,255,913	$354,912,688
Shares Issued on Reinvestment of Distributions	—	259,556	11,508,968	17,451,919
Cost of Shares Redeemed	(1,330,153)	(2,946,103)	(57,596,186)	(349,273,156)
Net Change in Net Assets from Capital Share Transactions	$(56,886)	$41,178	$141,168,695	$23,091,451

Net Change in Net Assets	$2,652,869	$(3,432,295)	$145,678,063	$(144,766,546)

Net Assets at Beginning of Period	$21,474,365	$24,906,660	$890,599,809	$1,035,366,355
Net Assets at End of Period	$24,127,234	$21,474,365	$1,036,277,872	$890,599,809

Capital Share Activity(a)
Shares Sold	45,021	101,529	12,489,370	22,973,161
Share Reinvested	—	9,809	774,162	1,153,110
Shares Redeemed	(46,695)	(106,074)	(3,854,552)	(22,812,483)
Net Increase (Decrease) in Shares Outstanding	(1,674)	5,264	9,408,980	1,313,788
Shares Outstanding, beginning of period	818,806	813,542	60,615,350	59,301,562
Shares Outstanding, end of period	817,132	818,806	70,024,330	60,615,350

*	Unaudited.

(a)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

31

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets – Continued

	Municipal Income Fund
	Six Months
	Ended	Year Ended
	6/30/2023*	12/31/2022
Operations:
Net Investment Income	$2,625,005	$4,933,576
Net Realized Losses from Security Transactions	(284,639)	(3,424,940)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,328,571	(25,029,424)
Net Change in Net Assets from Operations	$3,668,937	$(23,520,788)

Distributions to Shareholders (see Note 2)	$(2,604,614)	$(4,943,306)

Capital Share Transactions:
Proceeds From Sale of Shares	$48,244,319	$123,997,751
Shares Issued on Reinvestment of Distributions	2,562,490	4,869,439
Cost of Shares Redeemed	(33,968,571)	(184,886,138)
Net Change in Net Assets from Capital Share Transactions	$16,838,238	$(56,018,948)

Net Change in Net Assets	$17,902,561	$(84,483,042)

Net Assets at Beginning of Period	$190,500,548	$274,983,590
Net Assets at End of Period	$208,403,109	$190,500,548

Capital Share Activity(a)
Shares Sold	2,942,944	7,566,583
Share Reinvested	156,848	300,932
Shares Redeemed	(2,079,487)	(11,362,467)
Net Increase (Decrease) in Shares Outstanding	1,020,305	(3,494,952)

Shares Outstanding, beginning of period	11,798,232	15,293,184
Shares Outstanding, end of period	12,818,537	11,798,232

*	Unaudited.

(a)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

32

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$30.91		$36.44	$31.35	$28.50	$22.48	$25.12
Operations:
Net Investment Income	0.16		0.28	0.21	0.25	0.29	0.28
Net Realized and Unrealized Gains (Losses) on Securities	2.39		(3.82)	7.92	3.24	7.37	(0.97)
Total Operations	$2.55		$(3.54)	$8.13	$3.49	$7.66	$(0.69)
Distributions:
Net Investment Income	—		(0.30)	(0.21)	(0.25)	(0.29)	(0.28)
Net Realized Capital Gains	—		(1.69)	(2.83)	(0.39)	(1.35)	(1.67)
Total Distributions	$—		$(1.99)	$(3.04)	$(0.64)	$(1.64)	$(1.95)
Net Asset Value, end of period	$33.46		$30.91	$36.44	$31.35	$28.50	$22.48
Total Return(a)	8.25	% (b)	(9.74%)	25.96%	12.24%	34.07%	(2.68%)
Net Assets, end of period (millions)	$598.23		$551.27	$609.71	$464.81	$400.82	$273.66
Ratios/supplemental data
Ratio of expenses to average net assets	1.00	% (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.04	% (c)	0.84%	0.62%	0.91%	1.11%	1.23%
Portfolio turnover rate	15.33	% (b)	22.66%	29.91%	27.55%	31.91%	30.17%

*	Unaudited

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

33

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$44.15		$52.62	$45.55	$42.48	$34.47	$42.89
Operations:
Net Investment Income	0.17		0.29	0.38	0.25	0.28	0.31
Net Realized and Unrealized Gains (Losses) on Securities	3.09		(6.83)	13.55	3.08	9.58	(6.40)
Total Operations	$3.26		$(6.54)	$13.93	$3.33	$9.86	$(6.09)
Distributions:
Net Investment Income	—		(0.29)	(0.39)	(0.26)	(0.30)	(0.30)
Net Realized Capital Gains	—		(1.64)	(6.47)	—	(1.39)	(2.03)
Return of Capital	—		—	—	—	(0.16)	—
Total Distributions	$—		$(1.93)	$(6.86)	$(0.26)	$(1.85)	$(2.33)
Net Asset Value, end of period	$47.41		$44.15	$52.62	$45.55	$42.48	$34.47
Total Return(a)	7.38	% (b)	(12.46%)	30.59%	7.84%	28.63%	(14.16%)
Net Assets, end of period (millions)	$123.03		$115.09	$126.09	$93.29	$76.50	$62.18
Ratios/supplemental data
Ratio of expenses to average net assets	1.00	% (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.74	% (c)	0.63%	0.84%	0.67%	0.67%	0.69%
Portfolio turnover rate	9.21	% (b)	26.51%	38.97%	32.89%	36.19%	61.22%

*	Unaudited

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

34

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$26.23		$30.62	$28.60	$27.13	$23.17	$26.37
Operations:
Net Investment Income	0.38		0.53	0.64	0.43	0.53	0.55
Net Realized and Unrealized Gains (Losses) on Securities and Foreign Currencies	2.92		(4.60)	2.22	1.36	4.03	(3.17)
Total Operations	$3.30		$(4.07)	$2.86	$1.79	$4.56	$(2.62)
Distributions:
Net Investment Income	—		(0.32)	(0.77)	(0.32)	(0.60)	(0.58)
Return of Capital	—		—	(0.07)	—	—	—
Total Distributions	$—		$(0.32)	$(0.84)	$(0.32)	$(0.60)	$(0.58)
Net Asset Value, end of period	$29.53		$26.23	$30.62	$28.60	$27.13	$23.17
Total Return(a)	12.58	% (b)	(13.30%)	10.00%	6.59%	19.69%	(9.93%)
Net Assets, end of period (millions)	$24.13		$21.47	$24.91	$21.10	$21.08	$17.95
Ratios/supplemental data
Ratio of expenses to average net assets	1.00	% (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.69	% (c)	2.02%	2.09%	1.77%	2.02%	2.21%
Portfolio turnover rate	4.17	% (b)	6.63%	6.62%	7.85%	4.33%	6.87%

*	Unaudited

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

35

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$14.69		$17.46	$18.23	$17.38	$16.39	$16.84
Operations:
Net Investment Income	0.17		0.28	0.24	0.30	0.36	0.34
Net Realized and Unrealized Gains (Losses) on Securities	0.11		(2.75)	(0.68)	1.11	1.00	(0.44)
Total Operations	$0.28		$(2.47)	$(0.44)	$1.41	$1.36	$(0.10)
Distributions:
Net Investment Income	(0.17)		(0.30)	(0.26)	(0.32)	(0.37)	(0.35)
Return of Capital	—		—	(0.07)	(0.24)	—	—
Total Distributions	$(0.17)		$(0.30)	$(0.33)	$(0.56)	$(0.37)	$(0.35)
Net Asset Value, end of period	$14.80		$14.69	$17.46	$18.23	$17.38	$16.39
Total Return(a)	1.90	% (b)	(14.21%)	(2.37%)	8.17%	8.35%	(0.56%)
Net Assets, end of period (millions)	$1,036.28		$890.60	$1,035.37	$958.50	$797.49	$623.44
Ratios/supplemental data
Ratio of expenses to average net assets	0.85	% (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	2.31	% (c)	1.77%	1.38%	1.66%	2.15%	2.17%
Portfolio turnover rate	12.75	% (b)	30.22%	38.78%	25.08%	21.33%	23.40%

*	Unaudited

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

36

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021		2020	2019	2018
Net Asset Value, beginning of period	$16.15		$17.98	$18.28		$17.73	$17.12	$17.29
Operations:
Net Investment Income	0.20		0.37	0.32		0.33	0.32	0.32
Net Realized and Unrealized Gains (Losses) on Securities	0.11		(1.83)	(0.27)		0.57	0.64	(0.16)
Total Operations	$0.31		$(1.46)	$0.05		$0.90	$0.96	$0.16
Distributions:
Net Investment Income	(0.20)		(0.37)	(0.32)		(0.33)	(0.32)	(0.32)
Net Realized Capital Gains	—		—	(0.03)		(0.02)	(0.03)	(0.01)
Return of Capital	—		—	(0.00	) (a)	—	—	—
Total Distributions	$(0.20)		$(0.37)	$(0.35)		$(0.35)	$(0.35)	$(0.33)
Net Asset Value, end of period	$16.26		$16.15	$17.98		$18.28	$17.73	$17.12
Total Return(b)	1.93	% (c)	(8.10%)	0.30%		5.12%	5.66%	0.90%
Net Assets, end of period (millions)	$208.40		$190.50	$274.98		$259.73	$225.13	$178.97
Ratios/supplemental data
Ratio of expenses to average net assets	0.65	% (d)	0.65%	0.65%		0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	2.51	% (d)	2.14%	1.78%		1.86%	1.90%	1.94%
Portfolio turnover rate	3.45	% (c)	21.30%	9.11%		5.98%	10.54%	10.45%

*	Unaudited

(a)	Amount rounds to less than $0.005 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

37

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

1) Organization:

The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2) Significant Accounting Policies:

BASIS OF ACCOUNTING:

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

FOREIGN CURRENCY TRANSLATION:

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

38

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

FEDERAL INCOME TAX:

The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2022 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2022 for the Equity Income and International Funds) plus undistributed amounts from prior years.

The following information is computed for each item as of December 31, 2022:

	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	430,627,577	101,829,846	17,744,367	1,003,603,859	203,956,557
Gross unrealized appreciation	138,381,619	21,157,156	5,877,604	858,270	314,847
Gross unrealized depreciation	(18,088,090)	(7,887,410)	(2,201,964)	(119,693,652)	(14,912,128)
Net unrealized appreciation/(depreciation)	120,293,530	13,269,746	3,675,640	(118,835,382)	(14,597,281)
Undistributed ordinary income	818,817	—	97,023	35,638	—
Undistributed capital gains	4,875,139	3,515	—	—	—
Other accumulated gains/(losses)	—	—	(673,839)	(18,742,239)	(3,425,368)
Accumulated Earnings	125,987,486	13,273,261	3,098,824	(137,541,983)	(18,022,649)

As of December 31, 2022, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:

			Total Capital
	Long-Term	Short-Term	Loss Carryover
Johnson International Fund	560,811	113,028	673,839
Johnson Fixed Income Fund	8,853,646	9,888,593	18,742,239
Johnson Municipal Income Fund	3,206,469	218,899	3,425,368

39

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

The federal tax cost, unrealized appreciation (depreciation) as of June 30, 2023 is as follows:

	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Investments and Foreign Currencies	$441,958,996	$102,544,564	$18,162,524	$1,135,620,126	$219,792,716
Gross unrealized appreciation	171,131,579	26,570,304	7,788,355	1,501,321	606,432
Gross unrealized depreciation	(15,004,975)	(6,124,928)	(1,943,200)	(102,244,381)	(13,875,142)
Net unrealized appreciation (depreciation)	$156,126,604	$20,445,376	$5,845,155	$(100,743,060)	$(13,268,710)

The difference between the federal income tax cost and the financial statement cost of Funds’ portfolio investments is due to wash sales and PFIC adjustments.

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the six months ended June 30, 2023, the Funds did not incur any interest or penalties.

DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

The tax character of the distributions paid, for the periods ended December 31, 2022 and June 30, 2023, is as follows:

				Net Realized	Total Taxable		Total
		Ordinary	Tax Exempt	Long-Term	Distributions	Return of	Distributions
		Income	Income	Capital Gain	Paid	Capital	Paid
Johnson Equity Income Fund	12/31/2022	$13,206,417	$—	$20,366,931	$33,573,348	$—	$33,573,348
	6/30/2023	—	—	—	—	—	—
Johnson Opportunity Fund	12/31/2022	907,777	—	3,947,049	4,854,826	—	4,854,826
	6/30/2023	—	—	—	—	—	—
Johnson International Fund	12/31/2022	259,658	—	—	259,658	—	259,658
	6/30/2023	—	—	—	—	—	—
Johnson Fixed Income Fund	12/31/2022	17,676,650	—	—	17,676,650	—	17,676,650
	6/30/2023	11,629,236	—	—	11,629,236	—	11,629,236
Johnson Municipal Income Fund	12/31/2022	—	4,934,004	—	4,934,004	9,302	4,943,306
	6/30/2023	—	2,604,614	—	2,604,614	—	2,604,614

40

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust’s valuation policies and fair value determinations. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.

41

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions, continued

Corporate Bonds. The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2023:

Equity Fund	Level 1	Level 2	Level 3	Totals
Common Stocks*	$588,594,492	$—	$—	$588,594,492
Money Market Funds	9,491,108	—	—	9,491,108
Total	$598,085,600	$—	$—	$598,085,600

Opportunity Fund	Level 1	Level 2	Level 3	Totals
Common Stocks*	$120,408,568	$—	$—	$120,408,568
Money Market Funds	2,581,372	—	—	2,581,372
Total	$122,989,940	$—	$—	$122,989,940

42

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions, continued

International Fund	Level 1	Level 2	Level 3		Totals
Common Stocks*	$23,446,949	$—	$140	**	$23,447,089
Preferred Stocks	129,573	—	—		129,573
Money Market Funds	414,270	—	—		414,270
Total	$24,007,539	$—	$140		$24,007,679

Fixed Income Fund	Level 1	Level 2	Level 3		Totals
Corporate Bonds*	$—	$459,475,986	$—		$459,475,986
Collateralized Mortgage Obligations	—	201,575,440	—		201,575,440
U.S. Government & Agencies	—	26,712,081	—		26,712,081
Municipal Bonds	—	27,646,319	—		27,646,319
U.S. Treasury Obligations	—	308,943,184	—		308,943,184
Preferred Stocks	6,643,450	—	—		6,643,450
Money Market Funds	3,880,606	—	—		3,880,606
Total	$10,524,056	$1,024,353,010	$—		$1,034,877,066

Municipal Income Fund	Level 1	Level 2	Level 3		Totals
Municipal Bonds*	$—	$205,802,420	$—		$205,802,420
Money Market Funds	721,586	—	—		721,586
Total	$721,586	$205,802,420	$—		$206,524,006

*	See Portfolio of Investments for sector classifications.

**	Includes a Russian ADR valued at $0.01 per share by management, given the halting of foreign investors’ ability to sell Russian securities and ADRs. The change in unrealized appreciation (depreciation) of this security that is reflected in the Statement of Operations is $ —. Given The insignificance of Level 3 securities, a rollforward of Level 3 activity is not presented.

Other than Johnson International Fund, no other Fund held Level 3 securities during the year.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2023.

4) Portfolio Risks:

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2022, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest

43

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

4) Portfolio Risks, continued

depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses. The investment advisory agreements provide for fees to be paid monthly at an annual rate listed below, of each Funds’ average daily net assets.

The Funds incurred management fees for the six months ended June 30, 2023, as indicated below.

		Management	Payable as of
Fund	Fee	Fee	June 30, 2023
Equity Income Fund	1.00%	$2,819,363	$478,447
Opportunity Fund	1.00%	586,312	98,294
International Fund	1.00%	115,738	19,728
Fixed Income Fund	0.85%	4,224,288	725,798
Municipal Income Fund	0.65%	679,660	111,769

6) Related Party Transactions:

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $50,000 for the six months ended June 30, 2023, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Core Plus Bond Fund and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2023, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	76.09%
Opportunity Fund	83.37%
International Fund	34.05%
Fixed Income Fund	94.68%
Municipal Income Fund	97.67%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provided transfer agency and administration services to the Funds until March 31, 2023. These services were paid for by the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting to the Funds. Effective March 31, 2023, Ultimus started providing administration services to the Funds and transfer agency services effective April 24, 2023. All services are paid for by the Adviser.

44

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

6) Related Party Transactions, continued

From January 1, 2023 through June 30, 2023, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short-Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$86,189,767	$86,304,271	$—	$—
Johnson Opportunity Fund	10,778,647	13,339,279	—	—
Johnson International Fund	1,222,480	944,609	—	—
Johnson Fixed Income Fund	77,728,966	72,795,195	210,531,390	51,873,521
Johnson Municipal Income Fund	24,043,022	6,866,496	—	—

8) Borrowings:

The Equity Income Fund, Opportunity Fund, International Fund, Fixed Income Fund, and Municipal Income Fund each has an unsecured line of credit through April 29, 2024 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of $60,000,000 for the Trust.

Borrowings under the agreement bear interest at the Prime lending rate. There were no borrowings for any of the Funds at any time during the six months ended June 30, 2023.

9) Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10) Indemnification:

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications.

The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11) Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

45

DISCLOSURE OF EXPENSES (UNAUDITED)	JUNE 30, 2023

Shareholders of the Johnson Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds (the “Funds”) incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on January 1, 2023 and held through June 30, 2023.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

				Expenses Paid During
				Period*
	Beginning Account Value	Ending Account Value	Net Expense	January 1, 2023 -
	January 1, 2023	June 30, 2023	Ratio*	June 30, 2023
Johnson Equity Income Fund
Actual Fund Return	$1,000	$1,082.50	1.00%	$5.16
Hypothetical 5% Return	$1,000	$1,019.84	1.00%	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000	$1,073.80	1.00%	$5.14
Hypothetical 5% Return	$1,000	$1,019.84	1.00%	$5.01
Johnson International Fund
Actual Fund Return	$1,000	$1,125.80	1.00%	$5.27
Hypothetical 5% Return	$1,000	$1,019.84	1.00%	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000	$1,019.00	0.85%	$4.26
Hypothetical 5% Return	$1,000	$1,020.58	0.85%	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000	$1,019.30	0.65%	$3.25
Hypothetical 5% Return	$1,000	$1,021.57	0.65%	$3.26

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

46

MANAGEMENT AGREEMENT BETWEEN JOHNSON MUTUAL FUNDS AND JOHNSON INVESTMENT COUNSEL, INC.

During the May 17, 2023 regular Johnson Mutual Funds Trust Board meeting, the Independent Trustees adjourned for an executive session with legal counsel to discuss the approval of the management agreement.

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees evaluated the Adviser’s responses and information prepared by the Adviser in the board materials, noting the Adviser’s financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the overall compensation received for management services. The Board considered and discussed each Fund’s performance for various periods, the profitability of the Adviser with respect to each of the Funds and economies of scale.

With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information describing the Adviser’s business and personnel and discussed the Adviser’s extensive experience and resources. The Board noted that the Adviser has been providing services to the Trust since 1992. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they continued to be satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the Trust’s chief compliance officer. A representative of the Adviser discussed the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate level of resources to continue to provide quality advisory services to the Funds.

Next, the Trustees discussed the performance information provided by the Adviser for each of the Funds. The Trustees considered performance data showing each Fund’s performance for various periods ended March 31, 2023 and year-to-date as compared to each Fund’s benchmark index. The Board noted the Adviser’s expectations as to each Fund’s risk/return profile.

The Trustees considered and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Fund had outperformed the S&P 500 Index for the 1-year period and was generally in line with the Index for the 3 and 5-year periods. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods. The Trustees next reviewed the International Fund’s performance, which outperformed its benchmark, the MSCI All Country World Index, for the 1-year period, and was in line with each of the 3 and 5-year periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had underperformed the Bloomberg Municipal Bond Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that the performance of each of the retail Funds was satisfactory.

The Trustees considered the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had generally performed in line with its benchmark, the ICE BofA U.S. Corporate & Government 1-3 Year Index, for 3 and 5-year periods and slightly lagged for the 1-year period. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it has slightly underperformed the Bloomberg Intermediate Government/Credit Index for the 1-year period and was generally in line

47

MANAGEMENT AGREEMENT BETWEEN JOHNSON MUTUAL FUNDS AND JOHNSON INVESTMENT COUNSEL, INC.

for the 3 and 5-year periods. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Bloomberg U.S. Aggregate Bond Index for the 1 and 3-year periods but had outperformed for the 5-year period. The Trustees next evaluated the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund had underperformed the S&P 500 Index for the 1, 3 and 5-year periods. Finally, the Board reviewed the performance for the Core Plus Bond Fund, noting that it slightly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond index, for the 1-year period, the only period available for this Fund. After discussion, the Trustees indicated that it was their consensus all five of Institutional Funds continued to have reasonable performance given their respective investment objectives, risks and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the year ended December 31, 2022 by each of the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund (with the exception of Core Plus) was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund, Equity Income Fund, International Fund, and Enhanced Return Fund were below the mean of each Fund’s respective category, while the expense ratio for the Fixed Income Fund was slightly above the average for its category. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund-by-fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees then considered economies of scale. The Trustees noted that they concluded that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board further noted that they would continue to evaluate the Funds’ expense ratios with the Adviser. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees agreed that they would continue to evaluate the potential for establishing breakpoints with the Adviser, but that that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

48

ADDITIONAL INFORMATION	JUNE 30, 2023 (UNAUDITED)

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777West Fork Road

Cincinnati OH 45247

49

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
Jonathan Adams	Independent Trustee
James J. Berrens	Independent Trustee
Dale Coates	Interested Trustee
John R. Green	Independent Trustee
Julie Murphy	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Gregory Simpson	Independent Trustee

Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 (UNAUDITED)

Table of Contents

Our Message to You	1
Performance Review and Management Discussion
Institutional Short Duration Bond Fund	3
Institutional Intermediate Bond Fund	5
Institutional Core Bond Fund	7
Enhanced Return Fund	9
Core Plus Bond Fund	10
Portfolio of Investments
Institutional Short Duration Bond Fund	11
Institutional Intermediate Bond Fund	15
Institutional Core Bond Fund	18
Enhanced Return Fund	22
Core Plus Bond Fund	26
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	33
Financial Highlights
Institutional Short Duration Bond Fund	35
Institutional Intermediate Bond Fund	37
Institutional Core Bond Fund	39
Enhanced Return Fund	41
Core Plus Bond Fund	42
Notes to the Financial Statements	43
Disclosure of Expenses	55
Review and Renewal of Management Agreements	56
Additional Information	58
Trustees and Officers, Transfer Agent and Fund Accountant, Custodian, Independent Registered Public Accounting Firm, Legal Counsel	Back Page

LETTER FROM THE FUND PRESIDENT	JUNE 2023

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2023 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2023 as well as the relative performance compared to an appropriate benchmark.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

ENDING OF FED TIGHTENING CYCLE?

The Federal Reserve (Fed) continued on their path of inflation fighting by moving rates 75bps higher in the first half of 2023. On top of the seven increases in 2022, the Fed Funds rate is now above 5%. Market expectations are for 1-2 more increases in the second half of 2023, followed by rate reductions in 2024.

Clearly the higher cost of capital and liquidity being drained from the system are having an impact. Look no further than the banking stress that occurred in March or Leading Economic Indicators (LEI) down 7.9% from a year ago. We have never experienced this level of decline in LEI without being in a recession or close to entering into one. Finally, and thankfully, the rate of increase in inflation has slowed, with the Consumers Price Index registering a 3% increase over last year. While still running hotter than desired, the Fed is closer to getting inflation back towards their long term 2% objective.

STOCK MARKET REBOUNDS IN VERY CONCENTRATED FASHION

On the surface, the stock market could appear to be signaling that the Fed has engineered a soft landing for the economy, and future earnings growth will resume in a positive fashion. The S&P 500 registered a 16.89% gain for the first half of 2023. However, when you look under the surface, a different story emerges. The majority of gains were concentrated in a handful of the largest technology and growth-oriented stocks. The top seven stocks accounted for over 73% of the market’s total return. Apple and Microsoft now represent over 14% of the S&P 500 and a whopping 25% of the Nasdaq index. Prior to June, the remaining 493 names in the index were actually down for the year. The equal weighted S&P 500 was only up 6.99% for the first half of the year. The difference between that and the market capitalization weighted S&P index was the largest spread since 1998, another large cap dominated period.

The majority of this positive market movement was driven by multiple expansion, or the level an investor is willing to pay for a dollar of earnings. Earnings are barely positive this year in sharp contrast to the up market. If the concerns around a slowing economic environment materialize, it could make it much more challenging for companies to hit the earnings growth that the market is currently forecasting.

Earlier this year, we saw the number of constituent stocks in the S&P 500 that were outperforming the Index over the past three months fall below 30%. Historically, that level of narrowness tends to reverse. In prior periods, following hitting that concentration level, the equal weighted S&P 500 has outperformed the market cap weighted S&P 500 by an average of 8.4% over the next twelve months. This could be an argument for active management.

And finally, as we discuss concerns over earnings, it is also important to highlight that the valuation on the market is not cheap, and that is based on earnings that may come under further pressure. Utilizing current consensus earnings estimates, the S&P 500 is trading at 19.1x forward earnings. While valuation is a poor predictor of return in the short term, it can provide a good indication toward longer term, 10-year return expectations. With the starting Price-to-Earnings ratio of 19.1x the regression would indicate equity returns over the next 10 years to average in the 3-6% range.

BONDS ARE BACK AS DIVERSIFIER IN PORTFOLIOS

Bond yields, which have risen greatly over the past year, remain virtually unchanged for this year. Bond yields fell sharply during the first quarter as investors wrestled with the fear of widespread bank failures. During the second quarter of 2023, however, investors grew confident that the banking system woes would remain contained, helping to push the 10-year Treasury yield within just four basis points of where it started the year. The yield curve remains significantly inverted across all parts of the curve. Like rates, credit spreads are largely unchanged from the beginning of the year, finishing three basis points tighter despite a volatile first half of the year. The result of all that is that the aggregate bond index was up 2.1%.

LETTER FROM THE FUND PRESIDENT	JUNE 2023

The yield on an intermediate duration bond portfolio is now above 5%. Having higher yields on fixed income securities provides for the diversification benefit that did not exist in the lower rate environments of the past several years. In periods of risk aversion, fixed income will again be able to provide a benefit to portfolios as a hedge against increasing risks. And with bond portfolios yielding 5% or better, the outlook for bond returns going forward have not been this high in many years (The best indication of long-term returns for fixed income is the starting yield).

LOOKING AHEAD

Diversification in portfolios will matter again as it always has. This narrow equity market leadership is unlikely to last forever. If we experience a repeat of what happened in the first half of the year, the seven largest stocks would represent over a third of the S&P 500. Apple, which recently surpassed a market capitalization of $3 trillion, would have to grow enough to justify a valuation worth more than the annual GDP of any single country on earth except China or the United States. If history teaches us anything, it is that we would be wise to avoid that level of concentration in portfolios. From energy producers in 1980, to Japanese conglomerates in the 1990s, to tech stocks in the 2000s, to emerging markets commodity producers in the 2010s, every decade provides a new example of why it is unwise to concentrate on themes that drove the market in the recent past.

Looking forward, we may be in for a challenging environment and the valuations for the large market leaders could fall under pressure if current economic trends persist. Bonds, for their part, look to be particularly attractive in that scenario, given the increases we have experienced in interest rates. Conversely, if the economy improves, the stock market is likely to broaden with more stocks participating in the rally. Either way, the playbook here at Johnson will remain the same: a diversified portfolio of high-quality securities is the most resilient and reliable path to long-term success.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.24% during the first half of 2023, compared to a 1.16% return for the ICE BofA 1-3 Year U.S. Corporate & Government.

Bond investors spent the first six months of 2023 searching for signs we may be nearing the end of the Fed’s historic tightening cycle. Despite a flurry of intra-year volatility, the 10 Year Treasury finished the first half of the year virtually unchanged. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was more likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, the short end of the yield curve reacted the most, as the two-year Treasury yield approached multi-year highs. The Fund’s longer duration positioning relative to its benchmark was a slight headwind to performance during the first half of the year. However, the barbelled structure of the Fund’s government bond allocation was additive to performance as the yield curve resumed its flattening bias.

Corporate bond spreads followed a similar path to interest rates during the first six months of the year. By late spring corporate bond spreads had widened 60 basis points, but ultimately ended the first half of the year essentially flat. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. The Fund remains overweight financials, which underperformed industrial and utility peers during the first half of the year. Furthermore, the Fund’s emphasis on regional banks versus large, multinational banks was an additional headwind to relative performance.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly long duration relative to its benchmark will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low, and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued. Lastly, Agency MBS remain an attractive alternative to high-quality corporates, and we continue to add exposure to the sector.

Performance Information

Class I Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL	ICE BOFA
	SHORT DURATION	GOVERNMENT &
	BOND FUND -	CORPORATE 1-3 YEAR
	CLASS I SHARES	INDEX
SIX MONTHS	1.24%	1.16%
ONE YEAR	0.87%	0.56%
FIVE YEARS	1.11%	1.15%
TEN YEARS	1.18%	1.01%

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

Performance Information

Class F Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL	ICE BOFA
	SHORT DURATION	GOVERNMENT &
	BOND FUND -	CORPORATE 1-3 YEAR
	CLASS F SHARES	INDEX
SIX MONTHS	1.16%	1.16%
ONE YEAR	0.71%	0.56%
FIVE YEARS	0.92%	1.15%
TEN YEARS	1.07%	1.01%
SINCE INCEPTION*	2.63%	2.59%

*	Inception date was May 1, 2018
HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
FINANCE	31.7%
INDUSTRIALS	15.5%
UTILITIES	13.8%
COLLATERALIZED MORTGAGE OBLIGATIONS	12.4%
U.S. TREASURY OBLIGATIONS	11.7%
U.S. GOVERNMENT & AGENCIES	9.9%
MUNICIPAL BONDS	4.3%
CERTIFICATES OF DEPOSIT	0.1%
CASH EQUIVALENTS	0.1%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.5%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. ICE BofA Corporate & Government 1-3 year Index is the established benchmark. A shareholder cannot invest directly in the ICE BofA Corporate & Government 1-3 year Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Institutional Intermediate Bond Fund provided a total return of 1.43% during the first half of 2023, compared to a 1.50% return for the Bloomberg Capital Intermediate Government/Credit Index.

Bond investors spent the first six months of 2023 searching for signs we may be nearing the end of the Fed’s historic tightening cycle. Despite a flurry of intra-year volatility, the 10 Year Treasury finished the first half of the year virtually unchanged. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was more likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, the intermediate part of the curve rose modestly, as the two-year Treasury yield approached multi-year highs. The Fund’s longer duration positioning relative to its benchmark was a slight headwind to performance during the first half of the year. However, the negative impact from duration positioning was mitigated by the strategy’s yield advantage and key rate positioning, which were both additive to performance as the yield curve resumed is flattening bias.

Corporate bond spreads followed a similar path to interest rates during the first six months of the year. By late spring corporate bond spreads had widened 40 basis points, but ultimately ended the first half of the year 7 basis points tighter. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. The Fund remains overweight financials, which underperformed industrial and utility peers during the first half of the year. Furthermore, the Fund’s emphasis on regional banks versus large, multinational banks was an additional headwind to relative performance.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly long duration relative to its benchmark will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low, and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued in favor of government weight. Lastly, Agency MBS remain an attractive alternative to high-quality corporates, and we continue to maintain exposure to the sector.

Performance Information

Class I Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL	BLOOMBERG
	INTERMEDIATE BOND	CAPITAL
	FUND - CLASS I	INTERMEDIATE GOVT/
	SHARES	CREDIT INDEX
SIX MONTHS	1.43%	1.50%
ONE YEAR	-0.10%	-0.10%
FIVE YEARS	1.17%	1.23%
TEN YEARS	1.74%	1.41%

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

Performance Information

Class F Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL	BLOOMBERG
	INTERMEDIATE BOND	CAPITAL
	FUND - CLASS F	INTERMEDIATE GOVT/
	SHARES	CREDIT INDEX
SIX MONTHS	1.40%	1.50%
ONE YEAR	-0.28%	-0.10%
FIVE YEARS	0.96%	1.23%
TEN YEARS	1.64%	1.41%
SINCE INCEPTION*	3.59%	3.58%

*	Inception date was May 1, 2018
HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
U.S. TREASURY OBLIGATIONS	33.6%
FINANCE	24.2%
UTILITIES	12.0%
INDUSTRIALS	11.8%
U.S. GOVERNMENT & AGENCIES	7.5%
COLLATERALIZED MORTGAGE OBLIGATIONS	7.2%
MUNICIPAL BONDS	1.9%
PREFERRED STOCKS	0.6%
CASH EQUIVALENTS	0.5%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Intermediate Government/Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL CORE BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Institutional Core Bond Fund provided a total return of 2.06% during the first half of 2023, compared to a 2.09% return for the Bloomberg US Aggregate Index.

Bond investors spent the first six months of 2023 searching for signs we may be nearing the end of the Fed’s historic tightening cycle. Despite a flurry of intra-year volatility, the 10 Year Treasury finished the first half of the year virtually unchanged. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was more likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, causing yields to rise sharply across the curve. The Fund’s longer duration positioning relative to its benchmark was a slight headwind to performance during the first half of the year. However, the barbelled structure of the Fund’s government bond allocation was additive to performance as the yield curve resumed its flattening bias.

Corporate bond spreads followed a similar path to interest rates during the first six months of the year. By late spring corporate bond spreads had widened 33 basis points, but ultimately ended the first half of the year seven basis points tighter than at the start of the year. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. The Fund remains overweight financials, which underperformed industrial and utility peers during the first half of the year. Furthermore, the Fund’s emphasis on regional banks versus large, multinational banks was an additional headwind to relative performance.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly long duration relative to its benchmark will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low, and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued. Lastly, Agency MBS remain an attractive alternative to high-quality corporates, and we continue to add exposure to the sector.

Performance Information

Class I Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL CORE	BLOOMBERG U.S.
	BOND FUND - CLASS I	AGGREGATE BOND
	SHARES	INDEX
SIX MONTHS	2.06%	2.09%
ONE YEAR	-0.98%	-0.94%
FIVE YEARS	0.95%	0.77%
TEN YEARS	1.89%	1.52%

JOHNSON INSTITUTIONAL CORE BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

Performance Information

Class F Shares

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	JOHNSON
	INSTITUTIONAL CORE	BLOOMBERG U.S.
	BOND FUND - CLASS	AGGREGATE BOND
	F SHARES	INDEX
SIX MONTHS	2.03%	2.09%
ONE YEAR	-1.06%	-0.94%
FIVE YEARS	0.73%	0.77%
TEN YEARS	1.77%	1.52%
SINCE INCEPTION*	4.06%	3.83%

*	Inception date was May 1, 2018
HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
U.S. TREASURY OBLIGATIONS	28.7%
FINANCE	21.0%
COLLATERALIZED MORTGAGE OBLIGATIONS	19.4%
UTILITIES	11.9%
INDUSTRIALS	11.8%
U.S. GOVERNMENT & AGENCIES	4.2%
MUNICIPAL BONDS	1.8%
PREFERRED STOCKS	0.4%
CASH EQUIVALENTS	0.1%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg U.S. Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON ENHANCED RETURN FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The total return for the Johnson Enhanced Return Fund in the first half of 2023 was 15.10% compared to 16.89% for the S&P 500 Index. The Fund’s underperformance was driven by rising short and intermediate bond yields which detracted from total returns in the bond portion of the portfolio, as well as by elevated cost-of-carry on the Fund’s futures contracts positions which are utilized by the fund to track the S&P 500 Index’s performance.

2023 saw a rebound for both equity markets, with the S&P 500 up a surprisingly strong 16.89% despite a moderating economic outlook. This was primarily driven by outstanding performance from a handful of the largest technology, communication, and consumer discretionary stocks in the index rather than broad-based strength. Within fixed income markets, short-term interest rates experienced significant volatility in the first half of the year. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, causing yields to rise sharply across the curve.

Corporate bond spreads followed a similar path to interest rates during the first half of the year. By late spring, corporate bond spreads had widened 33 basis points, but ultimately ended the first half of the year seven basis points tighter than at the start of the year. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. Over half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly longer in duration versus recent history will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
	ENHANCED
	RETURN FUND	S&P 500 INDEX
SIX MONTHS	15.10%	16.89%
ONE YEAR	15.14%	19.59%
FIVE YEARS	10.54%	12.31%
TEN YEARS	11.97%	12.86%

HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
FINANCE	29.4%
U.S. TREASURY OBLIGATIONS	16.9%
INDUSTRIALS	15.2%
UTILITIES	14.3%
COLLATERLIZED MORTGAGE OBLIGATIONS	11.6%
U.S. GOVERNMENT & AGENCIES	6.8%
MUNICIPAL BONDS	2.4%
CASH EQUIVALENTS	1.4%
OTHER:
NET OTHER ASSETS (LIABILITIES)	2.0%
100.0%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON CORE PLUS BOND FUND	PERFORMANCE REVIEW – JUNE 30, 2023

The Johnson Core Plus Bond Fund provided a total return of 2.18% during the first half of 2023, compared to a 2.09% return for the Bloomberg US Aggregate Index.

Bond investors spent the first six months of 2023 searching for signs we may be nearing the end of the Fed’s historic tightening cycle. Despite a flurry of intra-year volatility, the 10 Year Treasury finished the first half of the year virtually unchanged. Fear of widespread bank failures pushed yields lower during the first quarter. By late Spring, however, investors grew increasingly confident that banking system stress was more likely to remain contained. As a result, the Fed and its ongoing fight on inflation once again took center stage. Despite pausing the Fed’s tightening campaign in June, Chair Powell took great care to emphasize that the Fed’s job may not be done. As a result, the bond market reacted quickly, pricing out any remaining near-term rate cuts, causing yields to rise sharply across the curve. The Fund’s longer duration positioning relative to its benchmark was a slight headwind to performance during the first half of the year. The Fund does seek to use Treasury Futures to adjust duration and yield curve exposure. While the use of futures amplified the negative impact of duration on the portfolio, the barbelled structure of the Fund’s government bond allocation was additive to performance as the yield curve resumed its flattening bias.

Corporate bond spreads followed a similar path to interest rates during the first six months of the year. By late spring corporate bond spreads had widened 33 basis points, but ultimately ended the first half of the year seven basis points tighter than at the start of the year. Overall, the Fund’s emphasis on corporate bonds was a tailwind to performance as spreads tightened but was partially offset by sector allocation and security selection within financials. The Fund remains overweight financials, which underperformed industrial and utility peers during the first half of the year. Furthermore, the Fund’s emphasis on regional banks versus large, multinational banks was an additional headwind to relative performance. The Fund also has the flexibility to own securities rated below Investment Grade to maximize current income. High yield bond spreads tightened meaningfully during the first half of the year, and the Fund’s exposure to these securities was beneficial to relative performance.

As we look toward the second half of the year, we continue to position the Fund defensively. While labor markets remain surprisingly resilient, there are signs the economic moderation continues to grow deeper and more widespread. Manufacturing activity has cooled significantly and is consistent with prior recessions. While still steady overall, consumer spending continues to gradually slow. The good news is this economic moderation has also ushered in several months of softer inflation data. While inflation remains above the Fed’s desired target, much progress has been made in bringing consumer price growth back to more tolerable levels. At the same time, interest rates are approaching their cycle highs and we continue to believe that positioning the Fund modestly long duration relative to its benchmark will allow us to capture historically attractive yields while also building a reliable hedge against future uncertainty and volatility. Similarly, corporate bond spreads remain quite low, and are tighter than economic fundamentals would imply. As a result, we have continued to reduce exposure to select issuers that we view as overvalued. Lastly, Agency MBS remain an attractive alternative to high-quality corporates, and we continue to add exposure to the sector.

AVERAGE ANNUAL TOTAL RETURNS		AS OF JUNE 30, 2023
		BLOOMBERG U.S.
	CORE PLUS BOND	AGGREGATE BOND
	FUND	INDEX
SIX MONTHS	2.18%	2.09%
ONE YEAR	-0.41%	-0.94%
SINCE INCEPTION*	-7.24%	-6.88%

HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
COLLATERLIZED MORTGAGE OBLIGATIONS	27.7%
INDUSTRIALS	22.1%
FINANCE	19.0%
U.S. TREASURY OBLIGATIONS	16.7%
UTILITIES	10.5%
U.S. GOVERNMENT & AGENCIES	2.1%
PREFERRED STOCKS	1.0%
CASH EQUIVALENTS	0.2%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.7%
100.0%

*	Fund Inception was November 17, 2021

The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital, and the primary assets are government and corporate bonds and other fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg U.S. Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 61.0%	Coupon	Maturity	Par Value	Value
Finance — 31.7%
American Express Co.	2.500%	07/30/24	$2,900,000	$2,803,961
AON plc	3.500%	06/14/24	2,385,000	2,334,629
AON plc	3.875%	12/15/25	2,700,000	2,602,209
Bank of America Corp., Series L	3.875%	08/01/25	2,765,000	2,690,334
Branch Banking & Trust Co.	3.625%	09/16/25	1,500,000	1,400,835
Chubb INA Holdings, Inc.	3.350%	05/15/24	2,697,000	2,642,220
Essex Portfolio, L.P.	3.875%	05/01/24	1,950,000	1,913,116
Essex Portfolio, L.P.	3.375%	04/15/26	2,654,000	2,513,258
Fifth Third Bancorp	4.300%	01/16/24	3,440,000	3,386,350
Fifth Third Bancorp	2.375%	01/28/25	1,770,000	1,661,037
Huntington Bancshares, Inc.	2.625%	08/06/24	5,000,000	4,783,994
JPMorgan Chase & Co.	3.875%	09/10/24	1,745,000	1,703,813
JPMorgan Chase & Co.	3.540%	05/01/28	1,000,000	935,262
KeyCorp, Series O	4.150%	10/29/25	4,700,000	4,357,628
M&T Bank Corp.	3.550%	07/26/23	3,431,000	3,424,333
Marsh & McLennan Co., Inc.	3.500%	06/03/24	1,365,000	1,336,689
Marsh & McLennan Co., Inc.	3.500%	03/10/25	1,000,000	969,941
Microsoft Corp.	3.125%	11/03/25	2,500,000	2,405,968
Morgan Stanley, Series F	3.700%	10/23/24	1,675,000	1,635,234
Morgan Stanley, Series F	4.000%	07/23/25	2,750,000	2,670,357
National Retail Properties, Inc.	3.900%	06/15/24	1,197,000	1,172,172
National Retail Properties, Inc.	4.000%	11/15/25	2,965,000	2,822,351
PNC Bank NA	3.800%	07/25/23	1,000,000	998,048
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	3,440,000	3,377,385
Private Export Funding Corp., 144A	5.500%	03/14/25	2,000,000	2,000,440
Suntrust Bank, Inc.	4.000%	05/01/25	3,002,000	2,904,642
U.S. Bancorp, Series W	3.600%	09/11/24	1,594,000	1,548,063
U.S. Bancorp, Series MTN	3.100%	04/27/26	2,655,000	2,478,209
Wells Fargo & Co., Series N	3.550%	09/29/25	600,000	575,618
Wells Fargo & Co., Series M	4.100%	06/03/26	2,550,000	2,447,442
				68,495,538
Industrials — 15.5%
Becton Dickinson and Co.	3.363%	06/06/24	2,235,000	2,187,464
Burlington Northern Santa Fe	3.850%	09/01/23	1,160,000	1,156,128
Burlington Northern Santa Fe	3.750%	04/01/24	1,460,000	1,440,418
CVS Health Corp.	3.875%	07/20/25	4,600,000	4,472,851
Dover Corp.	3.150%	11/15/25	4,548,000	4,305,511
Enterprise Products Operating, LLC	3.750%	02/15/25	1,500,000	1,459,712
Johnson Controls International plc	3.625%	07/02/24	2,936,000	2,876,460
Johnson Controls International plc	3.900%	02/14/26	555,000	533,361
Kroger Co. (The)	4.000%	02/01/24	4,600,000	4,553,632
Norfolk Southern Corp.	5.590%	05/17/25	1,000,000	998,860
Roper Technologies, Inc.	1.000%	09/15/25	4,230,000	3,846,280
Shell International	3.250%	05/11/25	3,115,000	3,011,659
Union Pacific Corp.	3.150%	03/01/24	1,700,000	1,671,838
Verizon Communications, Inc.	2.100%	03/22/28	1,000,000	878,611
				33,392,785
Utilities — 13.8%
Duke Energy Corp.	0.900%	09/15/25	4,112,000	3,742,072
Eversource Energy, Series H	3.150%	01/15/25	500,000	480,920

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 61.0%	Coupon	Maturity	Par Value	Value
Eversource Energy, Series U	1.400%	08/15/26	$1,240,000	$1,100,651
Florida Power & Light Co.	4.400%	05/15/28	4,390,000	4,307,604
Georgia Power Co., Series 2020-A	2.100%	07/30/23	3,045,000	3,036,130
Georgia Power Co., Series 2019-A	2.200%	09/15/24	2,043,000	1,952,992
Interstate Power & Light Co.	3.250%	12/01/24	449,000	433,561
Interstate Power & Light Co.	3.400%	08/15/25	4,472,000	4,234,948
National Rural Utilities Cooperative Finance Corp. (The)	2.950%	02/07/24	1,830,000	1,798,945
National Rural Utilities Cooperative Finance Corp. (The)	2.850%	01/27/25	2,505,000	2,408,187
National Rural Utilities Cooperative Finance Corp. (The)	3.250%	11/01/25	900,000	856,612
Virginia Electric & Power Co., Series A	3.500%	03/15/27	1,000,000	947,442
Xcel Energy, Inc.	3.300%	06/01/25	4,720,000	4,521,698
				29,821,762
Total Corporate Bonds (Cost $138,893,974)				$131,710,085

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.4%
Federal Home Loan Mortgage Corporation — 4.6%
FHLMC, Series 2989, Class TG	5.000%	06/01/25	$46,096	$45,736
FHLMC, Pool #SB-0037	2.500%	12/01/27	469,688	447,787
FHLMC, Pool #G1-5973	3.000%	07/01/31	849,612	794,769
FHLMC, Pool #V6-1479, Series V6-1479	2.500%	01/01/32	2,955,566	2,743,487
FHLMC, Pool #G1-8642	3.500%	04/01/32	960,236	922,217
FHLMC, Pool #ZT-1964	3.500%	06/01/32	792,587	761,319
FHLMC, Pool #G1-6330	3.500%	08/01/32	840,560	808,468
FHLMC, Series 4980, Class DB	1.250%	10/25/34	2,422,533	2,127,848
FHLMC, Pool #ZS-9286	4.500%	04/01/35	733,879	726,253
FHLMC, Series 4198, Class BE	2.000%	10/15/40	101,415	98,822
FHLMC, Series 4125, Class KP	2.500%	05/15/41	449,111	418,743
FHLMC, Series 4009, Class PA	2.000%	06/15/41	69,565	64,801
FHLMC, Pool #2B-0350 (a)	4.610%	04/01/42	11,306	11,126
				9,971,376
Federal National Mortgage Association — 7.8%
FNMA, Series 2003-79, Class NJ	5.000%	08/25/23	270	270
FNMA, Series 2013-1, Class LA	1.250%	02/25/28	692,788	641,106
FNMA, Pool #AL9230	3.500%	12/01/29	427,007	411,632
FNMA, Pool #MA0384	5.000%	04/01/30	178,030	177,405
FNMA, Pool #MA4424	1.500%	09/01/31	5,861,415	5,273,058
FNMA, Pool #FM1926	3.000%	09/01/32	899,253	853,725
FNMA, Series 2013-3, Class DK	1.750%	02/25/33	534,356	482,709
FNMA, Pool #FM2287	4.500%	03/01/34	847,019	830,098
FNMA, Series 2020 B	4.500%	07/01/34	1,137,502	1,121,414
FNMA, Pool #FM2989	3.000%	09/01/34	832,850	788,996
FNMA, Pool #AL7077	4.000%	07/01/35	502,813	491,271
FNMA, Series 2020-044, Class TE	2.000%	12/25/35	1,803,842	1,642,590
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	126,081	119,348
FNMA, Pool #AY0089 (a)	3.850%	12/01/44	119,207	119,450
FNMA, Pool #AL8183 (a)	5.812%	02/01/46	94,758	95,218
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	4,954,666	3,748,018
				16,796,308

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.4%	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 0.0% (b)
GNMA, Pool #726475X	4.000%	11/15/24	$13,400	$13,195

Total Collateralized Mortgage Obligations (Cost $29,991,072)				$26,780,879

MUNICIPAL BONDS — 4.3%
Allegheny County Pennsylvania, Series C-79	0.843%	11/01/24	$600,000	$563,663
Allegheny County Pennsylvania, Series C-79	0.973%	11/01/25	1,835,000	1,660,669
Commonwealth Financing Authority Pennsylvania Revenue, Series 2006-C	5.197%	06/01/26	1,035,000	1,019,816
Franklin County Ohio Convention Facilities Authority, Series 2020-B	1.255%	12/01/25	500,000	453,080
Kentucky State Property and Buildings Commission, Series D	2.080%	11/01/23	700,000	691,000
Pennsylvania State University, Series D	1.545%	09/01/24	1,145,000	1,094,384
Pennsylvania State University, Series D	1.645%	09/01/25	2,000,000	1,856,880
Wisconsin State GO Revenue, Series A	4.330%	05/01/27	2,000,000	1,961,396
Total Municipal Bonds (Cost $9,851,933)				9,300,888

U.S. GOVERNMENT & AGENCIES — 9.9%
Federal National Mortgage Association — 2.7%
FNMA	0.500%	06/17/25	$1,195,000	$1,096,487
FNMA	0.375%	08/25/25	5,130,000	4,662,056
				5,758,543
Federal Home Loan Bank — 5.5%
FHLB	3.875%	09/15/23	1,325,000	1,320,496
FHLB	4.300%	09/26/23	1,000,000	997,895
FHLB	3.500%	12/08/23	2,000,000	1,982,480
FHLB	5.000%	12/19/23	1,000,000	996,774
FHLB	4.625%	03/14/25	1,870,000	1,852,628
FHLB	1.375%	08/26/26	3,700,000	3,335,521
FHLB	1.375%	09/29/26	1,585,000	1,429,253
				11,915,047
Federal Home Loan Mortgage Corporation — 1.7%
FHLMC	0.450%	07/22/24	4,000,000	3,783,208

Total U.S. Government & Agencies (Cost $22,791,111)				$21,456,798

U.S. TREASURY OBLIGATIONS — 11.7%
U.S. Treasury Notes — 11.7%
U.S. Treasury Notes	2.250%	04/30/24	$2,200,000	$2,143,196
U.S. Treasury Notes	2.000%	11/15/26	4,300,000	3,977,835
U.S. Treasury Notes	2.750%	07/31/27	11,310,000	10,663,215
U.S. Treasury Notes	2.750%	02/15/28	9,090,000	8,543,891
Total U.S. Treasury Obligations (Cost $25,568,992)				25,328,137

CERTIFICATE OF DEPOSIT — 0.1%
Financials — 0.1%
Goldman Sachs Group, Inc. (The) (Cost $249,927)	3.400%	10/17/23	$250,000	$248,758

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MONEY MARKET FUNDS — 0.1%	Shares	Value
First American Government Obligations Fund - Class Z, 4.97% (c) (Cost $150,864)	150,864	$150,864

Investments at Value — 99.5% (Cost $227,497,873)		$214,976,409

Other Assets in Excess of Liabilities — 0.5%		1,138,811

Net Assets—100.0%		$216,115,220

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $2,000,440 as of June 30, 2023, representing 0.9% of net assets.

plc - Public Limited Company

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 48.0%	Coupon	Maturity	Par Value	Value
Finance — 24.2%
Allstate Corp. (The)	5.250%	03/30/33	$1,000,000	$996,789
American Express Co.	3.950%	08/01/25	4,250,000	4,124,425
AON Corp.	3.750%	05/02/29	4,300,000	3,980,200
Bank of America Corp.	5.202%	04/25/29	4,920,000	4,867,238
Branch Banking & Trust Co.	3.625%	09/16/25	1,145,000	1,069,304
Essex Portfolio, L.P.	3.375%	04/15/26	1,000,000	946,970
Essex Portfolio, L.P.	4.000%	03/01/29	1,216,000	1,123,133
Essex Portfolio, L.P.	3.000%	01/15/30	2,120,000	1,814,457
Fifth Third Bancorp	4.300%	01/16/24	1,700,000	1,673,487
Fifth Third Bancorp	2.375%	01/28/25	3,114,000	2,922,299
Huntington Bancshares, Inc.	4.000%	05/15/25	1,225,000	1,174,118
Huntington Bancshares, Inc.	4.443%	08/04/28	2,775,000	2,581,494
JPMorgan Chase & Co.	3.875%	09/10/24	3,065,000	2,992,657
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	2,500,000	2,401,410
KeyCorp, Series O	4.150%	10/29/25	2,000,000	1,854,310
Marsh & McLennan Co., Inc.	3.500%	06/03/24	1,500,000	1,468,889
Morgan Stanley, Series F	3.700%	10/23/24	4,135,000	4,036,831
Morgan Stanley, Series I (SOFR + 166.9) (a)	4.679%	07/17/26	1,674,000	1,642,505
PNC Financial Services Group, Inc. (The)	3.500%	01/23/24	2,000,000	1,972,464
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	1,000,000	902,967
Prologis, Inc.	5.125%	01/15/34	2,000,000	1,984,856
Suntrust Bank, Inc.	4.000%	05/01/25	920,000	890,163
Truist Financial Corp., Series J	3.800%	10/30/26	1,500,000	1,369,413
U.S. Bancorp, Series Y	3.000%	07/30/29	1,625,000	1,377,188
U.S. Bancorp, Series BB (a)	4.967%	07/22/33	4,000,000	3,626,888
Wells Fargo & Co., Series M	4.100%	06/03/26	2,050,000	1,967,551
Wells Fargo & Co., Series Q	3.196%	06/17/27	1,000,000	939,440
Wells Fargo & Co., Series O	4.300%	07/22/27	2,600,000	2,495,769
				59,197,215
Industrials — 11.8%
Becton Dickinson & Co.	3.700%	06/06/27	4,000,000	3,802,180
Burlington Northern Santa Fe	3.650%	09/01/25	485,000	470,466
CVS Health Corp.	4.300%	03/25/28	3,200,000	3,085,930
Dover Corp.	3.150%	11/15/25	2,650,000	2,508,707
Dover Corp.	2.950%	11/04/29	1,495,000	1,314,290
Johnson Controls International plc	3.900%	02/14/26	2,282,000	2,193,025
Kroger Co. (The)	3.500%	02/01/26	2,100,000	2,014,696
Lowes Cos., Inc.	4.500%	04/15/30	2,250,000	2,188,233
Norfolk Southern Corp.	2.900%	06/15/26	3,790,000	3,569,824
Verizon Communications, Inc.	4.016%	12/03/29	3,935,000	3,670,784
Xylem, Inc.	3.250%	11/01/26	4,000,000	3,763,840
Xylem, Inc.	1.950%	01/30/28	500,000	438,842
				29,020,817
Utilities — 12.0%
Berkshire Hathaway, Inc.	3.250%	04/15/28	3,500,000	3,220,119
Duke Energy Corp.	2.650%	09/01/26	1,550,000	1,433,564
Eversource Energy, Series AA	4.750%	05/15/26	1,500,000	1,471,610
Eversource Energy, Series M	3.300%	01/15/28	2,700,000	2,485,804
Florida Power & Light Co.	4.400%	05/15/28	4,515,000	4,430,258
Georgia Power Co., Series 2019-A	2.200%	09/15/24	325,000	310,681

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 48.0%	Coupon	Maturity	Par Value	Value
Georgia Power Co., Series 2019B	2.650%	09/15/29	$3,500,000	$3,026,191
Interstate Power & Light Co.	3.400%	08/15/25	1,035,000	980,137
Interstate Power & Light Co.	4.100%	09/26/28	2,367,000	2,239,497
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	3,090,000	2,879,410
Virginia Electric & Power Co., Series 2014A	3.450%	02/15/24	565,000	556,151
Virginia Electric & Power Co., Series 2015A	3.100%	05/15/25	394,000	376,217
Virginia Electric & Power Co., Series A	3.800%	04/01/28	2,250,000	2,133,072
Xcel Energy, Inc.	3.300%	06/01/25	4,050,000	3,879,847
				29,422,558
Total Corporate Bonds (Cost $127,718,324)				$117,640,590

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.2%
Federal Home Loan Mortgage Corporation — 3.7%
FHLMC, Series 2985, Class GE	5.500%	06/15/25	$14,830	$14,729
FHLMC, Pool #J1-2635	4.000%	07/01/25	47,756	46,832
FHLMC, Pool #G1-8642	3.500%	04/01/32	511,762	491,500
FHLMC, Series 4151, Class PA	2.000%	01/15/33	954,041	874,342
FHLMC, Pool #SB-0297	3.000%	03/01/35	1,949,380	1,827,624
FHLMC, Pool #G0-8068	5.500%	07/01/35	76,918	78,681
FHLMC, Pool #SC-0047	3.000%	01/01/40	3,050,142	2,787,363
FHLMC, Series 3946, Class LN	3.500%	04/15/41	215,892	206,669
FHLMC, Pool #2B-0350 (a)	4.610%	04/01/42	12,113	11,921
FHLMC, Series 5189, Class PG	2.500%	09/25/51	3,057,050	2,687,125
				9,026,786
Federal National Mortgage Association — 3.5%
FNMA, Pool #MA0384	5.000%	04/01/30	71,212	70,962
FNMA, Pool #MA1237	3.000%	11/01/32	807,644	757,153
FNMA, Pool #FM5050	2.500%	02/01/35	2,272,248	2,115,682
FNMA, Series 2016-99, Class TA	3.500%	03/25/36	201,776	193,567
FNMA, Pool #FS0140	4.000%	11/01/37	3,538,920	3,424,973
FNMA, Pool #AA4392	4.000%	04/01/39	84,753	81,391
FNMA, Series 2011-52, Class PC	3.000%	03/25/41	289,629	277,374
FNMA, Pool #AJ7509 (a)	4.030%	12/01/41	37,267	36,738
FNMA, Series 2012-128, Class TP	2.000%	11/25/42	450,224	410,091
FNMA, Series 2015-37, Class BA	3.000%	08/25/44	659,422	612,667
FNMA, Pool #AY0089 (a)	3.850%	12/01/44	122,442	122,691
FNMA, Series 2016-39, Class LA	2.500%	03/25/45	507,461	463,418
				8,566,707
Total Collateralized Mortgage Obligations (Cost $19,719,468)				$17,593,493

MUNICIPAL BONDS — 1.9%
Kansas Development Finance Authority, Series 2015 H	4.091%	04/15/27	3,000,000	$2,882,409
Pennsylvania State University, Series 2020 D	1.893%	09/01/26	2,000,000	1,820,376

Total Municipal Bonds (Cost $5,097,302)				$4,702,785

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

U.S. TREASURY OBLIGATIONS — 33.6%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 33.6%
U.S. Treasury Notes	2.000%	08/15/25	$1,500,000	$1,414,805
U.S. Treasury Notes	1.625%	05/15/26	650,000	599,930
U.S. Treasury Notes	2.250%	08/15/27	6,500,000	6,008,438
U.S. Treasury Notes	0.625%	12/31/27	13,000,000	11,108,903
U.S. Treasury Notes	2.750%	02/15/28	9,700,000	9,117,243
U.S. Treasury Notes	3.125%	11/15/28	13,000,000	12,385,541
U.S. Treasury Notes	2.625%	02/15/29	14,000,000	12,969,683
U.S. Treasury Notes	1.500%	02/15/30	13,450,000	11,522,871
U.S. Treasury Notes	1.375%	11/15/31	14,000,000	11,543,434
U.S. Treasury Notes	2.875%	05/15/32	6,150,000	5,703,166

Total U.S. Treasury Obligations (Cost $85,523,798)				82,374,014

U.S. GOVERNMENT & AGENCIES — 7.5%
Federal National Mortgage Association — 1.0%
FNMA	3.320%	04/01/28	$2,500,000	$2,359,263

Federal Home Loan Bank — 6.5%
FHLB	2.875%	09/13/24	1,500,000	1,453,920
FHLB	1.950%	09/10/25	4,000,000	3,747,332
FHLB	3.250%	11/16/28	1,800,000	1,723,160
FHLB	4.750%	12/10/32	9,000,000	9,165,149
				16,089,561
Total U.S. Government & Agencies (Cost $19,351,908)				$18,448,824

PREFERRED STOCKS — 0.6%			Shares	Value
Financials — 0.6%
Allstate Corp. (The), 5.10%, 01/15/2053 (Cost $1,446,031)			59,890	$1,501,442

MONEY MARKET FUNDS — 0.5%
First American Government Obligations Fund - Class Z, 4.97% (b) (Cost $1,137,893)			1,137,893	$1,137,893

Investments at Value — 99.3% (Cost $259,994,724)				$243,399,041

Other Assets in Excess of Liabilities — 0.7%				1,789,315

Net Assets — 100.0%				$245,188,356

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 44.7%	Coupon	Maturity	Par Value	Value
Finance — 21.0%
Allstate Corp. (The)	5.250%	03/30/33	$9,000,000	$8,971,101
American Express Co.	2.550%	03/04/27	2,000,000	1,822,462
AON Corp.	3.750%	05/02/29	3,800,000	3,517,386
AON plc	3.875%	12/15/25	1,850,000	1,782,995
Bank of America Corp.	5.202%	04/25/29	10,960,000	10,842,465
Essex Portfolio, L.P.	3.000%	01/15/30	9,426,000	8,067,487
Fifth Third Bancorp	4.300%	01/16/24	2,000,000	1,968,808
Fifth Third Bancorp	2.375%	01/28/25	4,913,000	4,610,551
Huntington Bancshares, Inc.	2.625%	08/06/24	5,230,000	5,004,059
Huntington Bancshares, Inc.	2.550%	02/04/30	5,000,000	4,007,535
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	12,000,000	11,526,767
KeyCorp, Series O	4.100%	04/30/28	3,740,000	3,239,139
KeyCorp	2.550%	10/01/29	3,325,000	2,510,069
Marsh & McLennan Cos., Inc.	4.375%	03/15/29	6,490,000	6,306,158
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	11,850,000	10,700,159
Truist Financial Corp., Series H	3.875%	03/19/29	5,160,000	4,620,780
Truist Financial Corp.	2.250%	03/11/30	8,000,000	6,361,488
U.S. Bancorp, Series Y	3.000%	07/30/29	7,275,000	6,165,563
U.S. Bancorp, Series BB (a)	4.967%	07/22/33	4,985,000	4,520,009
Wells Fargo & Co., Series M	4.100%	06/03/26	7,530,000	7,227,151
Wells Fargo & Co., Series O	4.300%	07/22/27	4,599,000	4,414,631
				118,186,763
Industrials — 11.8%
Becton Dickinson & Co.	2.823%	05/20/30	10,000,000	8,742,660
Cincinnati Children’s Hospital Medical Center, Series 2016Y	2.853%	11/15/26	750,000	689,850
CVS Health Corp.	4.300%	03/25/28	9,000,000	8,679,177
CVS Health Corp.	3.750%	04/01/30	1,000,000	917,158
Dover Corp.	3.150%	11/15/25	1,500,000	1,420,023
Dover Corp.	2.950%	11/04/29	4,500,000	3,956,058
Duke Energy Corp.	2.450%	06/01/30	5,000,000	4,198,760
Emerson Electric Co.	1.950%	10/15/30	4,160,000	3,447,929
Enterprise Products Operating, LLC	4.150%	10/16/28	5,000,000	4,786,120
Home Depot, Inc. (The)	3.250%	04/15/32	4,520,000	4,061,753
Johnson Controls International plc	3.900%	02/14/26	1,000,000	961,010
Lowes Cos., Inc.	4.500%	04/15/30	6,685,000	6,501,483
Roper Technologies, Inc.	2.950%	09/15/29	1,885,000	1,667,974
Starbucks Corp.	2.250%	03/12/30	3,550,000	3,004,241
Verizon Communications, Inc.	4.329%	09/21/28	1,675,000	1,613,965
Verizon Communications, Inc.	4.016%	12/03/29	9,821,000	9,161,569
Xylem, Inc.	1.950%	01/30/28	2,695,000	2,365,356
				66,175,086
Utilities — 11.9%
Duke Energy Corp.	2.650%	09/01/26	6,350,000	5,872,988
Eversource Energy, Series M	3.300%	01/15/28	2,500,000	2,301,670
Eversource Energy, Series O	4.250%	04/01/29	6,579,000	6,267,675
Florida Power & Light Co.	5.100%	04/01/33	11,235,000	11,419,591
Georgia Power Co., Series 2019B	2.650%	09/15/29	11,000,000	9,510,886
Interstate Power & Light Co.	3.400%	08/15/25	1,525,000	1,444,163
Interstate Power & Light Co.	4.100%	09/26/28	8,805,000	8,330,701
Interstate Power & Light Co.	2.300%	06/01/30	1,490,000	1,238,081

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 44.7%	Coupon	Maturity	Par Value	Value
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	$2,000,000	$1,863,696
National Rural Utilities Cooperative Finance Corp. (The)	3.700%	03/15/29	3,900,000	3,614,777
Virginia Electric & Power Co., Series B	2.950%	11/15/26	2,075,000	1,921,400
Virginia Electric & Power Co., Series A	3.500%	03/15/27	1,932,000	1,830,458
Xcel Energy, Inc.	4.000%	06/15/28	7,500,000	7,158,975
Xcel Energy, Inc.	3.400%	06/01/30	4,500,000	4,009,253
				66,784,314

Total Corporate Bonds (Cost $287,649,172)				$251,146,163

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.4%
Federal Home Loan Mortgage Corporation — 6.8%
FHLMC, Pool #J0-9921	4.000%	07/01/24	$10,958	$10,843
FHLMC, Series 2985, Class GE	5.500%	06/15/25	12,977	12,888
FHLMC, Pool #ZK-6713	3.000%	06/01/29	2,839,153	2,697,826
FHLMC, Pool #V6-1479, Series V6-1479	2.500%	01/01/32	2,645,697	2,455,852
FHLMC, Pool #G1-8642	3.500%	04/01/32	767,642	737,249
FHLMC, Pool #ZT-1964	3.500%	06/01/32	3,205,534	3,079,075
FHLMC, Pool #G1-8667	3.500%	11/01/32	625,547	600,780
FHLMC, Series 4151, Class PA	2.000%	01/15/33	1,670,244	1,530,715
FHLMC, Pool #G0-8068	5.500%	07/01/35	173,901	177,887
FHLMC, Pool #G0-1880	5.000%	08/01/35	28,656	28,726
FHLMC, Pool #G0-6616	4.500%	12/01/35	66,547	65,591
FHLMC, Pool #G3-0933	4.000%	01/01/36	3,935,344	3,828,862
FHLMC, Pool #G3-1087	4.000%	07/01/38	679,982	660,343
FHLMC, Series 4887, Class A	3.250%	09/15/38	592,731	556,076
FHLMC, Pool #SC-0047	3.000%	01/01/40	10,158,525	9,283,336
FHLMC, Series 3946, Class LN	3.500%	04/15/41	215,892	206,669
FHLMC, Pool #2B-0350 (a)	4.610%	04/01/42	12,113	11,921
FHLMC, Series 4087, Class PT	3.000%	07/15/42	387,587	360,229
FHLMC, Series 4161, Class QA	3.000%	02/15/43	100,836	94,437
FHLMC, Series 4689, Class DA	3.000%	07/15/44	333,982	317,491
FHLMC, Series 4582, Class PA	3.000%	11/15/45	516,927	473,737
FHLMC, Series 4709, Class EA	3.000%	01/15/46	531,047	496,108
FHLMC, Pool #SD-2170	3.000%	07/01/51	11,771,556	10,451,929
				38,138,570
Federal National Mortgage Association — 11.5%
FNMA, Series 2003-79, Class NJ	5.000%	08/25/23	165	165
FNMA, Pool #MA0384	5.000%	04/01/30	56,970	56,770
FNMA, Pool #AL6923	3.000%	05/01/30	1,910,444	1,815,281
FNMA, Pool #MA4424	1.500%	09/01/31	12,863,066	11,571,897
FNMA, Pool #AL9309	3.500%	10/01/31	274,926	264,053
FNMA, Pool #MA1107	3.500%	07/01/32	294,935	281,535
FNMA, Pool #FM5394	3.000%	03/01/34	5,339,051	5,022,082
FNMA, Pool #FM3388	4.000%	03/01/34	811,214	791,346
FNMA, Pool #FM5050	2.500%	02/01/35	1,208,836	1,125,543
FNMA, Pool #AL7077	4.000%	07/01/35	2,010,250	1,964,105
FNMA, Series 2005-64, Class PL	5.500%	07/25/35	26,354	26,612
FNMA, Series 2016-99, Class TA	3.500%	03/25/36	170,733	163,787
FNMA, Pool #995112	5.500%	07/01/36	67,318	68,434
FNMA, Series 2014-20, Class AC	3.000%	08/25/36	93,513	90,072

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.4%	Coupon	Maturity	Par Value	Value
FNMA, Pool #MA2773	3.000%	10/01/36	$1,262,997	$1,170,156
FNMA, Pool #889050	6.000%	05/01/37	114,294	119,308
FNMA, Pool #MA3337	4.000%	04/01/38	471,981	456,707
FNMA, Pool #AA4392	4.000%	04/01/39	84,753	81,391
FNMA, Pool #FM9469	4.000%	08/01/39	2,759,137	2,671,239
FNMA, Pool #CB0114	2.500%	04/01/41	9,240,046	8,131,444
FNMA, Series 2011-53, Class DT	4.500%	06/25/41	105,132	103,034
FNMA, Pool #AJ7509 (a)	4.030%	12/01/41	37,267	36,738
FNMA, Series 2012-128, Class TP	2.000%	11/25/42	563,724	513,474
FNMA, Series 2015-72, Class GB	2.500%	12/25/42	378,398	353,779
FNMA, Series 2014-28, Class PA	3.500%	02/25/43	104,942	100,355
FNMA, Series 2013-83, Class MH	4.000%	08/25/43	134,039	127,860
FNMA, Series 2016-79, Class L	2.500%	10/25/44	629,585	578,997
FNMA, Series 2016-39, Class LA	2.500%	03/25/45	1,285,567	1,173,991
FNMA, Series 2016-99, Class PH	3.000%	01/25/46	1,559,965	1,443,223
FNMA, Series 2018-67, Class BA	4.500%	03/25/46	371,129	365,404
FNMA, Series 2019-60, Class DA	2.500%	03/25/49	1,793,434	1,552,986
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	4,676,598	3,537,669
FNMA, Pool #FM9631	3.000%	11/01/51	5,256,262	4,671,608
FNMA, Pool #FS4520	3.000%	04/01/52	8,193,748	7,293,222
FNMA, Pool #FS4608	3.000%	05/01/52	5,509,685	4,912,005
FNMA, Pool #FS2724	3.000%	07/01/52	7,014,918	6,223,776
				68,860,048
Government National Mortgage Association — 1.1%
GNMA, Series 2021-175, Class DG	2.000%	10/20/51	7,647,418	6,391,123

Total Collateralized Mortgage Obligations (Cost $122,302,838)				$113,389,741

MUNICIPAL BONDS — 1.8%
Kansas Development Finance Authority, Series 2015 H	3.741%	04/15/25	$3,705,000	$3,586,318
Kansas Development Finance Authority, Series 2015 H	4.091%	04/15/27	125,000	120,100
Kentucky Property and Buildings Commission Revenue, Series 2010C	5.373%	11/01/25	450,000	445,878
Ohio University General Receipts, Series 2020	1.766%	12/01/26	2,000,000	1,797,792
Texas Natural Gas Securitization Finance Corp. Revenue, Series 2023 A-1	5.102%	04/01/35	4,000,000	4,014,844
Total Municipal Bonds (Cost $10,336,143)				$9,964,932

U.S. TREASURY OBLIGATIONS — 28.7%
U.S. Treasury Bonds — 12.7%
U.S. Treasury Bonds	2.375%	02/15/42	$16,000,000	$12,460,000
U.S. Treasury Bonds	2.500%	02/15/45	34,500,000	26,705,173
U.S. Treasury Bonds	2.500%	05/15/46	20,800,000	15,993,245
U.S. Treasury Bonds	2.750%	08/15/47	12,290,000	9,885,769
U.S. Treasury Bonds	2.000%	02/15/50	9,550,000	6,547,719
				71,591,906
U.S. Treasury Notes — 16.0%
U.S. Treasury Notes	2.875%	05/15/32	24,750,000	22,951,764
U.S. Treasury Notes	4.125%	11/15/32	30,500,000	31,171,915
U.S. Treasury Notes	3.500%	02/15/33	33,500,000	32,636,336

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

U.S. TREASURY OBLIGATIONS — 28.7%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	3.375%	05/15/33	$3,500,000	$3,375,859
				90,135,874
Total U.S. Treasury Obligations (Cost $173,139,171)				$161,727,780

U.S. GOVERNMENT & AGENCIES — 4.2%
Federal National Mortgage Association — 2.2%
FNMA	3.320%	04/01/28	$3,000,000	$2,831,115
FNMA	3.740%	07/01/28	2,500,000	2,396,448
FNMA	3.150%	06/01/29	3,000,000	2,776,638
				8,004,201
Federal Home Loan Bank — 2.0%
FHLB	4.750%	12/10/32	10,940,000	11,140,749

Total U.S. Government & Agencies (Cost $20,006,020)				$19,144,950

PREFERRED STOCKS — 0.4%
Financials — 0.4%
Allstate Corp. (The), 5.10%, 01/15/2053 (Cost $2,034,817)			83,000	$2,080,810

MONEY MARKET FUNDS — 0.1%
First American Government Obligations Fund - Class Z, 4.97% (b) (Cost $782,374)			782,374	$782,374

Investments at Value — 99.3% (Cost $616,250,535)				$558,236,750

Other Assets in Excess of Liabilities — 0.7%				4,211,099

Net Assets — 100.0%				$562,447,849

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 58.9%	Coupon	Maturity	Par Value	Value
Finance — 29.4%
Allstate Corp.	0.750%	12/15/25	$2,000,000	$1,792,452
American Express Co.	2.500%	07/30/24	3,647,000	3,526,222
AON plc	3.500%	06/14/24	660,000	646,061
AON plc	3.875%	12/15/25	3,999,000	3,854,159
Bank of America Corp., Series L	3.875%	08/01/25	4,599,000	4,474,810
Branch Banking & Trust Co.	3.625%	09/16/25	4,540,000	4,239,861
Chubb INA Holdings, Inc.	3.350%	05/15/24	3,164,000	3,099,736
Essex Portfolio, L.P.	3.875%	05/01/24	2,177,000	2,135,822
Essex Portfolio, L.P.	3.500%	04/01/25	1,720,000	1,654,294
Essex Portfolio, L.P.	3.375%	04/15/26	565,000	535,038
Fifth Third Bancorp	4.300%	01/16/24	3,964,000	3,902,177
Goldman Sachs Group, Inc. (The)	3.625%	02/20/24	1,000,000	985,379
Huntington Bancshares, Inc.	2.625%	08/06/24	3,840,000	3,674,108
JPMorgan Chase & Co.	3.875%	09/10/24	4,704,000	4,592,972
KeyCorp, Series O	4.150%	10/29/25	4,562,000	4,229,681
Marsh & McLennan Co., Inc.	3.500%	06/03/24	3,010,000	2,947,570
Marsh & McLennan Co., Inc.	3.500%	03/10/25	765,000	742,005
Morgan Stanley, Series F	3.700%	10/23/24	200,000	195,252
Morgan Stanley, Series F	4.000%	07/23/25	4,200,000	4,078,364
National Retail Properties, Inc.	4.000%	11/15/25	3,450,000	3,284,017
PNC Bank NA	3.800%	07/25/23	1,998,000	1,994,100
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	1,345,000	1,320,518
Private Export Funding Corp., 144A	5.500%	03/14/25	2,000,000	2,000,440
U.S. Bancorp, Series MTN	3.100%	04/27/26	4,790,000	4,471,044
Wells Fargo & Co., Series N	3.550%	09/29/25	830,000	796,271
Wells Fargo & Co., Series M	4.100%	06/03/26	2,770,000	2,658,593
				67,830,946
Industrials — 15.2%
Becton Dickinson and Co.	3.363%	06/06/24	750,000	734,048
Burlington Northern Santa Fe	3.750%	04/01/24	500,000	493,294
Burlington Northern Santa Fe	3.650%	09/01/25	3,970,000	3,851,031
CVS Health Corp.	3.875%	07/20/25	4,100,000	3,986,672
Dover Corp.	3.150%	11/15/25	4,515,000	4,274,269
Enterprise Products Operating, LLC	3.750%	02/15/25	500,000	486,571
Johnson Controls International plc	3.625%	07/02/24	4,252,000	4,165,774
Kroger Co. (The)	4.000%	02/01/24	3,795,000	3,756,746
Norfolk Southern Corp.	5.590%	05/17/25	1,280,000	1,278,541
Norfolk Southern Corp.	3.650%	08/01/25	3,300,000	3,175,300
Roper Technologies, Inc.	1.000%	09/15/25	1,555,000	1,413,940
Union Pacific Corp.	3.150%	03/01/24	2,800,000	2,753,615
Union Pacific Corp.	3.750%	03/15/24	450,000	444,057
Verizon Communications, Inc.	2.100%	03/22/28	1,000,000	878,611
Walt Disney Co. (The)	1.750%	01/13/26	3,429,000	3,175,120
				34,867,589
Utilities — 14.3%
Duke Energy Corp.	2.650%	09/01/26	4,610,000	4,263,697
Duke Energy Ohio, Inc.	3.800%	09/01/23	890,000	886,999
Eversource Energy, Series H	3.150%	01/15/25	1,495,000	1,437,951
Eversource Energy, Series AA	4.750%	05/15/26	795,000	779,953
Eversource Energy, Series U	1.400%	08/15/26	1,260,000	1,118,404

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 58.9%	Coupon	Maturity	Par Value	Value
Florida Power & Light Co.	4.400%	05/15/28	$4,370,000	$4,287,978
Georgia Power Co., Series 2020-A	2.100%	07/30/23	2,950,000	2,941,407
Georgia Power Co., Series 2019-A	2.200%	09/15/24	500,000	477,972
Interstate Power & Light Co.	3.250%	12/01/24	1,910,000	1,844,323
Interstate Power & Light Co.	3.400%	08/15/25	2,895,000	2,741,542
National Rural Utilities Cooperative Finance Corp. (The)	2.950%	02/07/24	2,625,000	2,580,454
National Rural Utilities Cooperative Finance Corp. (The)	2.850%	01/27/25	1,875,000	1,802,535
Virginia Electric & Power Co., Series A	3.800%	04/01/28	3,585,000	3,398,695
Xcel Energy, Inc.	3.300%	06/01/25	4,610,000	4,416,319
				32,978,229

Total Corporate Bonds (Cost $142,905,820)				$135,676,764

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.6%
Federal Home Loan Mortgage Corporation — 3.9%
FHLMC, Pool #J1-2635	4.000%	07/01/25	$15,009	$14,719
FHLMC, Series 4287, Class AB	2.000%	12/15/26	203,125	191,670
FHLMC, Pool #J3-2364	2.500%	11/01/28	834,910	781,110
FHLMC, Pool #ZS-7207	3.500%	07/01/30	774,279	744,004
FHLMC, Pool #G1-8642	3.500%	04/01/32	716,466	688,099
FHLMC, Pool #ZT-1964	3.500%	06/01/32	1,541,122	1,480,325
FHLMC, Pool #G1-6330	3.500%	08/01/32	795,125	764,767
FHLMC, Pool #SB-0380	3.500%	02/01/34	821,535	787,755
FHLMC, Series 4271, Class CE	2.000%	08/15/36	11,087	11,087
FHLMC, Series 4198, Class BE	2.000%	10/15/40	279,842	272,688
FHLMC, Series 5050, Class BG	1.000%	01/15/41	856,587	762,044
FHLMC, Series 5902, Class XC	1.500%	01/15/41	1,879,970	1,617,169
FHLMC, Series 4009, Class PA	2.000%	06/15/41	240,804	224,312
FHLMC, Series 4709, Class EA	3.000%	01/15/46	649,058	606,354
				8,946,103
Federal National Mortgage Association — 7.7%
FNMA, Pool #AN2351	2.150%	09/01/26	2,000,000	1,840,704
FNMA, Pool #AT2060	2.500%	04/01/28	811,153	757,935
FNMA, Pool #AL9230	3.500%	12/01/29	711,678	686,053
FNMA, Pool #FM1536	2.500%	11/01/30	322,341	306,185
FNMA, Pool #MA4424	1.500%	09/01/31	1,158,868	1,042,543
FNMA, Pool #MA1106	3.000%	07/01/32	1,944,456	1,822,896
FNMA, Series 2013-3, Class DK	1.750%	02/25/33	534,356	482,709
FNMA, Pool #FM2287	4.500%	03/01/34	637,687	624,948
FNMA, Pool #FM2989	3.000%	09/01/34	957,777	907,346
FNMA, Pool #AL7077	4.000%	07/01/35	1,010,836	987,632
FNMA, Pool #833200	5.500%	09/01/35	224,942	229,830
FNMA, Series 2020-044, Class TE	2.000%	12/25/35	2,208,418	2,010,998
FNMA, Pool #FM2293	4.000%	09/01/36	1,771,120	1,725,317
FNMA, Pool #FM7224	4.500%	11/01/38	915,766	902,815
FNMA, Pool #AJ7509 (a)	4.030%	12/01/41	37,267	36,738
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	85,190	80,640
FNMA, Series 2015-28, Class P	2.500%	05/25/45	2,318,714	2,095,121
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	1,617,850	1,223,842
				17,764,252

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.6%	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 0.0% (b)
GNMA, Pool #726475X	4.000%	11/15/24	$13,400	$13,195
GNMA, Pool #728920	4.000%	12/15/24	18,327	18,036
				31,231
Total Collateralized Mortgage Obligations (Cost $29,866,469)				$26,741,586

MUNICIPAL BONDS — 2.4%
Allegheny County Pennsylvania, Series C-79	0.694%	11/01/23	$2,200,000	$2,165,018
Franklin County Ohio Convention Facilities, Series 2020 B	1.155%	12/01/24	550,000	516,093
Kentucky State Property and Buildings Commission Revenue, Series 2009C	6.155%	11/01/29	2,750,000	2,784,100
Total Municipal Bonds (Cost $5,626,901)				5,465,211

U.S. TREASURY OBLIGATIONS — 16.9%
U.S. Treasury Notes — 16.9%
U.S. Treasury Notes	2.250%	04/30/24	$3,895,000	$3,794,431
U.S. Treasury Notes (13WK T-BILL + 750) (a)	5.174%	04/30/24	3,000,000	2,997,669
U.S. Treasury Notes	1.500%	02/15/25	4,000,000	3,775,468
U.S. Treasury Notes	2.000%	08/15/25	8,170,000	7,705,969
U.S. Treasury Notes	2.750%	07/31/27	10,280,000	9,692,118
U.S. Treasury Notes	2.750%	02/15/28	11,795,000	11,086,379
Total U.S. Treasury Obligations (Cost $39,618,415)				39,052,034

U.S. GOVERNMENT & AGENCIES — 6.8%
Federal Home Loan Bank — 5.2%
FHLB	5.000%	12/19/23	$4,700,000	$4,684,838
FHLB	4.625%	03/14/25	2,180,000	2,159,748
FHLB	1.375%	08/26/26	4,100,000	3,696,117
FHLB	1.375%	09/29/26	1,600,000	1,442,779
				11,983,482
Federal Home Loan Mortgage Corporation — 1.6%
FHLMC	0.450%	07/22/24	4,000,000	3,783,208

Total U.S. Government & Agencies (Cost $16,587,949)				$15,766,690

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

MONEY MARKET FUNDS — 1.4%	Shares	Value
First American Government Obligations Fund - Class Z, 4.97% (c) (Cost $3,266,864)	3,266,864	$3,266,864

Investments at Value — 98.0% (Cost $237,872,418)		$225,969,149

Other Assets in Excess of Liabilities — 2.0%		4,600,053

Net Assets — 100.0%		$230,569,202

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $2,000,440 as of June 30, 2023, representing 0.9% of net assets.

plc - Public Limited Company

JOHNSON ENHANCED RETURN FUND	SCHEDULE OF FUTURES CONTRACTS AS OF JUNE 30, 2023 – UNAUDITED

				Value/
		Expiration	Notional	Unrealized
FUTURES CONTRACTS	Contracts	Date	Value	Appreciation
Index Futures
E-MINI S&P 500 FUTURE	1,026	9/15/2023	$230,247,225	$4,346,203

The average monthly notional value of futures contracts during the six months ended June 30, 2023 was $219,498,348.

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

CORPORATE BONDS — 51.6%	Coupon	Maturity	Par Value	Value
Finance — 19.0%
Allstate Corp. (The)	5.250%	03/30/33	$300,000	$299,037
American Express Co.	1.650%	11/04/26	250,000	222,457
AON Corp.	3.750%	05/02/29	180,000	166,613
AON plc	4.750%	05/15/45	70,000	62,404
Bank of America Corp.	5.202%	04/25/29	325,000	321,514
Essex Portfolio, L.P.	3.000%	01/15/30	225,000	192,572
Huntington Bancshares, Inc.	2.550%	02/04/30	230,000	184,347
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	270,000	259,352
KeyCorp	2.550%	10/01/29	220,000	166,080
Marsh & McLennan Cos., Inc.	4.375%	03/15/29	205,000	199,193
Morgan Stanley, Series F	4.000%	07/23/25	130,000	126,235
National Retail Properties, Inc.	4.300%	10/15/28	220,000	205,175
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	335,000	302,494
Truist Financial Corp.	2.250%	03/11/30	315,000	250,484
U.S. Bancorp, Series Y	3.000%	07/30/29	295,000	250,013
				3,207,970
Industrials — 22.1%
Becton Dickinson & Co.	2.823%	05/20/30	230,000	201,081
CCO Holdings, LLC/CCO Holdings Capital Corp., 144A	5.375%	06/01/29	185,000	167,272
Charles River Laboratories International, Inc., 144A	4.250%	05/01/28	180,000	165,326
CVS Health Corp.	4.300%	03/25/28	210,000	202,514
Dover Corp.	2.950%	11/04/29	250,000	219,781
Duke Energy Corp.	2.450%	06/01/30	235,000	197,342
Emerson Electric Co.	1.950%	10/15/30	320,000	265,225
Enterprise Products Operating, LLC	2.800%	01/31/30	230,000	201,661
Kroger Co. (The)	2.200%	05/01/30	270,000	223,456
Lowes Cos., Inc.	4.500%	04/15/30	205,000	199,372
Mattel, Inc.	3.750%	04/01/29	190,000	166,831
McDonald’s Corp.	3.600%	07/01/30	270,000	251,220
Roper Technologies, Inc.	2.950%	09/15/29	240,000	212,368
Starbucks Corp.	2.250%	03/12/30	295,000	249,648
Verizon Communications, Inc.	4.016%	12/03/29	280,000	261,199
Walt Disney Co. (The)	3.800%	03/22/30	355,000	335,585
Xylem, Inc.	1.950%	01/30/28	235,000	206,256
				3,726,137
Utilities — 10.5%
Berkshire Hathaway, Inc.	3.250%	04/15/28	220,000	202,407
Eversource Energy, Series R	1.650%	08/15/30	250,000	198,702
Florida Power & Light Co.	5.100%	04/01/33	300,000	304,929
Georgia Power Co., Series 2019B	2.650%	09/15/29	230,000	198,864
Interstate Power & Light Co.	4.100%	09/26/28	210,000	198,688
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	290,000	270,236
Virginia Electric & Power Co., Series A	3.500%	03/15/27	215,000	203,700
Xcel Energy, Inc.	3.400%	06/01/30	220,000	196,008
				1,773,534
Total Corporate Bonds (Cost $9,843,462)				$8,707,641

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.7%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 9.5%
FHLMC, Pool #ZS-9278	4.000%	05/01/37	$347,241	$337,009
FHLMC, Series 4709, Class EA	3.000%	01/15/46	200,618	187,419
FHLMC, Series 5220, Class KC	3.500%	01/25/46	382,189	366,740
FHLMC, Series 5189, Class PG	2.500%	09/25/51	337,772	296,899
FHLMC, Pool #SD-0767	3.000%	11/01/51	471,697	419,764
				1,607,831
Federal National Mortgage Association — 18.2%
FNMA, Pool #MA4424	1.500%	09/01/31	417,342	375,450
FNMA, Pool #MA1222	4.000%	10/01/32	354,521	343,630
FNMA, Pool #AL5491	4.000%	06/01/34	309,324	300,900
FNMA, Pool #MA3071	4.000%	07/01/37	378,639	366,353
FNMA, Pool #FM9469	4.000%	08/01/39	224,410	217,261
FNMA, Pool #AU7025	3.000%	11/01/43	360,370	325,758
FNMA, Pool #MA2895	3.000%	02/01/47	440,277	393,483
FNMA, Pool #FS4520	3.000%	04/01/52	460,156	409,582
FNMA, Pool #FS4608	3.000%	05/01/52	385,777	343,929
				3,076,346
Total Collateralized Mortgage Obligations (Cost $4,945,266)				$4,684,177

U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bonds — 9.1%
U.S. Treasury Bonds	2.375%	02/15/42	$785,000	$611,318
U.S. Treasury Bonds	2.500%	02/15/45	390,000	301,885
U.S. Treasury Bonds	2.000%	02/15/50	260,000	178,263
U.S. Treasury Bonds	2.000%	08/15/51	645,000	439,809
				1,531,275
U.S. Treasury Notes — 7.6%
U.S. Treasury Notes	1.500%	11/30/24	135,000	128,171
U.S. Treasury Notes	3.125%	11/15/28	375,000	357,275
U.S. Treasury Notes	2.875%	05/15/32	440,000	408,031
U.S. Treasury Notes	3.500%	02/15/33	400,000	389,688
				1,283,165
Total U.S. Treasury Obligations (Cost $3,103,535)				$2,814,440

U.S. GOVERNMENT & AGENCIES — 2.1%
Federal Home Loan Bank — 2.1%
FHLB (Cost $366,453)	4.750%	12/10/32	$350,000	$356,423

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2023 – UNAUDITED

PREFERRED STOCKS — 1.0%	Shares	Value
Financials — 1.0%
Allstate Corp. (The), 5.10%, 01/15/2053 (Cost $170,386)	6,500	$162,955

MONEY MARKET FUNDS — 0.2%
First American Government Obligations Fund - Class Z, 4.97% (b) (Cost $38,394)	38,394	$38,394

Investments at Value — 99.3% (Cost $18,467,496)		$16,764,030

Other Assets in Excess of Liabilities — 0.7%		124,831

Net Assets — 100.0%		$16,888,861

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $332,598 as of June 30, 2023, representing 2.0% of net assets.

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate.

JOHNSON CORE PLUS BOND FUND	SCHEDULE OF FUTURES CONTRACTS AS OF JUNE 30, 2023 – UNAUDITED
				Value/
		Expiration	Notional	Unrealized
FUTURES CONTRACTS	Contracts	Date	Value	Depreciation
Index Futures
Ultra 10-Year U.S. Treasury Note Future	6	9/29/2023	$710,628	$(3,823)

The average monthly notional value of futures contracts during the six months ended June 30, 2023 was $759,496.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Assets and Liabilities

	Johnson		Johnson		Johnson
	Institutional		Institutional		Institutional
	Short Duration		Intermediate		Core
	Bond Fund		Bond Fund		Bond Fund
Assets:
Investment Securities at Value*	$214,976,409		$243,399,041		$558,236,750
Dividends and Interest Receivable	1,678,115		1,855,089		4,444,946
Fund Shares Sold Receivable	204,919		83,129		44,923
Investments Sold Receivable	—		1,944,734		—
Pay downs Receivable	61		66		66
Total Assets	$216,859,504		$247,282,059		$562,726,685

Liabilities:
Accrued Management Fee	$44,736		$50,467		$116,422
Accrued Distribution Fee	1		1		443
Fund Shares Redeemed Payable	699,547		63,052		161,971
Investments Purchased Payable	—		1,980,183		—
Total Liabilities	$744,284		$2,093,703		$278,836

Net Assets	$216,115,220		$245,188,356		$562,447,849

Net Assets Consist of:
Paid-in Capital	$233,916,475		$275,013,363		$657,563,088
Accumulated Deficit	(17,801,255)		(29,825,007)		(95,115,239)

Net Assets	$216,115,220		$245,188,356		$562,447,849

Pricing of Class I Shares
Net assets applicable to Class I Shares	$216,108,208		$245,181,564		$558,855,136
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,048,904		17,180,127		39,182,146
Net Asset Value, Offering price and redemption price	$14.36		$14.27		$14.26

Pricing of Class F Shares
Net assets applicable to Class F Shares	$7,012		$6,792		$3,592,713
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	482		466		248,019
Net Asset Value, Offering price and redemption price	$14.53	^	$14.57	^	$14.49

* Identified Cost of Investment Securities	$227,497,873		$259,994,724		$616,250,535

^	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets and Shares shown are rounded.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Assets and Liabilities – Continued

	Johnson	Johnson
	Enhanced	Core Plus
	Return Fund	Bond Fund
Assets:
Investment Securities at Value*	$225,969,149	$16,764,030
Dividend and Interest Receivable	1,925,691	129,215
Fund Shares Sold Receivable	31,150	—
Variation Margin Receivable	2,696,590	1,781
Total Assets	$230,622,580	$16,895,026

Liabilities:
Accrued Management Fee	$48,448	$6,165
Fund Shares Redeemed Payable	4,930	—
Total Liabilities	$53,378	$6,165

Net Assets	$230,569,202	$16,888,861

Net Assets Consist of:
Paid-in Capital	$279,197,798	$19,415,794
Accumulated Deficit	(48,628,596)	(2,526,933)

Net Assets	$230,569,202	$16,888,861
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,382,618	1,324,669
Net Asset Value, Offering price and redemption price	14.07	12.75

* Identified Cost of Investment Securities	$237,872,418	$18,467,496

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Operations

	Johnson	Johnson	Johnson
	Institutional	Institutional	Institutional
	Short Duration	Intermediate	Core
	Bond Fund	Bond Fund	Bond Fund
	Six Months	Six Months	Six Months
	Ended	Ended	Ended
	6/30/2023	6/30/2023	6/30/2023
Investment Income:
Interest	$2,199,797	$3,362,108	$8,219,936
Dividends	56,324	90,172	153,843
Total Investment Income	$2,256,121	$3,452,280	$8,373,779

Expenses:
Gross Management Fee	331,809	353,422	841,808
Distribution Fee	5	5	2,457
Total Expenses	$331,814	$353,427	$844,265
Management Fee Waiver (Note 5)	(55,303)	(58,905)	(140,305)
Net Expenses	$276,511	$294,522	$703,960

Net Investment Income	$1,979,610	$3,157,758	$7,669,819

Realized and Unrealized Gains (Losses):
Net Realized Losses from Security Transactions	$(935,528)	$(3,254,745)	$(14,881,352)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,818,698	3,216,986	18,773,625

Net Gains (Losses) on Investments	$883,170	$(37,759)	$3,892,273

Net Change in Net Assets from Operations	$2,862,780	$3,119,999	$11,562,092

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	JUNE 30, 2023 – UNAUDITED

Statements of Operations – Continued

	Johnson	Johnson
	Enhanced	Core Plus
	Return Fund	Bond Fund
	Six Months	Six Months
	Ended	Ended
	6/30/2023	6/30/2023
Investment Income:
Interest	$2,338,780	$241,696
Dividends	133,526	12,087
Total Investment Income	$2,472,306	$253,783

Expenses:
Management Fee	$373,044	$34,377
Fund Accounting	—	17,544
Audit & Tax Fees	—	12,250
Trustee Fees	—	10,000
Shareholder Servicing	—	7,832
Registration	—	6,252
Pricing	—	2,304
Filings	—	1,738
Total Expenses	$373,044	$92,297
Fee Waiver (Note 5)	—	(57,920)
Net Expenses	$373,044	$34,377

Net Investment Income	$2,099,262	$219,406

Realized and Unrealized Gains (Losses):
Net Realized Losses from Security Transactions	$(582,670)	$(195,526)
Net Realized Gains from Futures Contracts	15,799,977	7,939
Net Change in Unrealized Appreciation (Depreciation) on Investments	621,204	269,925
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	13,116,306	(609)

Net Gains on Investments	$28,954,817	$81,729

Net Change in Net Assets from Operations	$31,054,079	$301,135

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets

	Johnson Institutional Short		Johnson Institutional		Johnson Institutional
	Duration Bond Fund		Intermediate Bond Fund		Intermediate Bond Fund
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	6/30/2023*	12/31/2022	6/30/2023*	12/31/2022	6/30/2023*	12/31/2022
Operations:
Net Investment Income	$1,979,610	$2,800,438	$3,157,758	$5,338,963	$7,669,819	$11,954,537
Net Realized Losses from Security Transactions	(935,528)	(3,627,011)	(3,254,745)	(9,646,154)	(14,881,352)	(19,214,620)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,818,698	(12,626,694)	3,216,986	(21,903,838)	18,773,625	(81,050,130)
Net Change in Net Assets from Operations	$2,862,780	$(13,453,267)	$3,119,999	$(26,211,029)	$11,562,092	$(88,310,213)
Distributions to Shareholders (see Note 2):
From Class I	(2,107,178)	(3,205,467)	(3,217,360)	(5,586,931)	(7,835,006)	(12,972,468)
From Class F	(61)	(74)	(85)	(132)	(46,542)	(87,351)
Total Distributions to Shareholders	$(2,107,239)	$(3,205,541)	$(3,217,445)	$(5,587,063)	$(7,881,548)	$(13,059,819)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$14,591,865	$33,124,435	$29,173,837	$100,013,627	$64,127,102	$156,618,484
Net Asset Value of Shares Issued on Reinvestment of Dividends	639,637	1,170,546	1,441,964	2,466,260	6,247,923	9,837,264
Payments for Shares Redeemed	(29,349,247)	(135,485,750)	(18,993,996)	(91,743,251)	(85,047,721)	(136,712,628)
Net Increase (Decrease) from Class I share capital transactions	$(14,117,745)	$(101,190,769)	$11,621,805	$10,736,636	$(14,672,696)	$29,743,120
From Class F
Proceeds from shares sold	$—	$—	$—	—	$691,660	$2,845,544
Net Asset Value of Shares Issued on Reinvestment of Dividends	61	74	85	132	46,542	80,952
Payments for Shares Redeemed	—	—	—	—	(180,996)	(3,319,363)
Net Increase (Decrease) from Class F share capital transactions	$61	$74	$85	$132	$557,206	$(392,867)

Net Change in Net Assets	$(13,362,143)	$(117,849,503)	$11,524,444	$(21,061,324)	$(10,434,946)	$(72,019,779)
Net Assets at Beginning of Period	$229,477,363	$347,326,866	$233,663,912	$254,725,236	$572,882,795	$644,902,574
Net Assets at End of Period	$216,115,220	$229,477,363	$245,188,356	$233,663,912	$562,447,849	$572,882,795

*	Unaudited.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets – Continued

	Johnson Enhanced Return Fund		Johnson Core Plus Bond Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	6/30/2023*	12/31/2022	6/30/2023*	12/31/2022
Operations:
Net Investment Income	$2,099,262	$2,350,473	$219,406	$318,723
Net Realized Losses from Security Transactions	(582,670)	(5,197,795)	(195,526)	(388,563)
Net Realized Gains (Losses) from Futures Contracts	15,799,977	(45,276,080)	7,939	(220,931)
Net Change in Unrealized Appreciation (Depreciation) on Investments	621,204	(10,460,513)	269,925	(1,987,737)
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	13,116,306	(13,965,599)	(609)	5,553
Net Change in Net Assets from Operations	$31,054,079	$(72,549,514)	$301,135	$(2,272,955)
Distributions to Shareholders (see Note 2)	$(2,266,065)	$(15,063,308)	$(225,373)	$(367,362)
Capital Share Transactions:
Proceeds from shares sold	$4,448,392	$20,528,636	$6,634,718	$1,126,671
Net Asset Value of Shares Issued on Reinvestment of Dividends	2,264,040	14,970,444	211,586	367,362
Payments for Shares Redeemed	(11,413,282)	(64,297,348)	(4,391,612)	(916,246)
Net Increase (Decrease) from capital transactions	$(4,700,850)	$(28,798,268)	$2,454,692	$577,787
Net Change in Net Assets	$24,087,164	$(116,411,090)	$2,530,454	$(2,062,530)
Net Assets at Beginning of Period	$206,482,038	$322,893,128	$14,358,407	$16,420,937
Net Assets at End of Period	$230,569,202	$206,482,038	$16,888,861	$14,358,407

*	Unaudited.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019		2018
Net Asset Value, beginning of period	$14.32		$15.15	$15.44	$15.12	$14.80		$14.96
Operations:
Net Investment Income(a)	0.13		0.14	0.13	0.26	0.35		0.31
Net Realized and Unrealized Gains (Losses) on Securities	0.05		(0.79)	(0.27)	0.33	0.33		(0.14)
Total Operations	$0.18		$(0.65)	$(0.14)	$0.59	$0.68		$0.17
Distributions:
Net Investment Income	(0.14)		(0.18)	(0.15)	(0.27)	(0.36)		(0.33)
Return of Capital	—		—	—	—	(0.00	) (b)	—
Net Realized Capital Gains	—		—	—	—	—		—
Total Distributions	$(0.14)		$(0.18)	$(0.15)	$(0.27)	$(0.36)		$(0.33)
Net Asset Value, end of period	$14.36		$14.32	$15.15	$15.44	$15.12		$14.80
Total Return(c)	1.24	% (d)	(4.29%)	(0.91%)	3.91%	4.65%		1.16%
Net Assets, end of period (millions)	$216.11		$229.47	$347.32	$327.10	$164.80		$142.03
Ratios/supplemental data(e)
Ratio of expenses to average net assets before Waiver	0.30	% (f)	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of expenses to average net assets after Waiver	0.25	% (f)	0.25%	0.25%	0.25%	0.25%		0.25%
Ratio of Net Investment Income to average net assets before Waiver	1.74	% (f)	1.00%	0.76%	1.54%	2.30%		2.06%
Ratio of Net Investment Income to average net assets after Waiver	1.79	% (f)	1.05%	0.81%	1.59%	2.35%		2.11%
Portfolio Turnover Rate	24.12	% (d)	21.53%	58.31%	37.11%	48.01%		39.88%

*	Unaudited.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Amount shown is less than $0.005 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(d)	Not annualized.

(e)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note 5)

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

							Eight
	Six Months						Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Ended
	6/30/2023*		12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018^
Net Asset Value, beginning of period	$14.49		$15.33	$15.63	$15.20	$14.91	$14.79
Operations:
Net Investment Income(a)	0.12		0.14	0.10	0.16	0.32	0.18
Net Realized and Unrealized Gains (Losses) on Securities	0.05		(0.82)	(0.27)	0.42	0.33	0.02
Total Operations	$0.17		$(0.68)	$(0.17)	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.13)		(0.16)	(0.13)	(0.15)	(0.36)	(0.08)
Net Asset Value, end of period	$14.53		$14.49	$15.33	$15.63	$15.20	$14.91
Total Return(b)	1.16	% (c)	(4.47%)	(1.09%)	3.82%	4.36%	1.37	% (c)
Net Assets, end of period (millions)	$0.007		$0.007	$0.007	$0.007	$0.003	$0.001
Ratios/supplemental data(d)
Ratio of expenses to average net assets before Waiver	0.55	% (e)	0.55%	0.55%	0.55%	0.55%	0.55	% (e)
Ratio of expenses to average net assets after Waiver	0.40	% (e)	0.40%	0.40%	0.40%	0.40%	0.40	% (e)
Ratio of Net Investment Income to average net assets before Waiver	1.58	% (e)	0.75%	0.51%	1.33%	1.98%	1.06	% (e)
Ratio of Net Investment Income to average net assets after Waiver	1.63	% (e)	0.90%	0.66%	1.48%	2.13%	1.21	% (e)
Portfolio Turnover Rate	24.12	% (c)	21.53%	58.31%	37.11%	48.01%	39.88	% (c)

*	Unaudited.

^	Fund began operations on May 1, 2018.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the rights to remove the waiver after April 30, 2024. (Note 5)

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$14.26		$16.03	$16.60	$15.98	$15.27	$15.63
Operations:
Net Investment Income(a)(b)	0.19		0.30	0.25	0.34	0.41	0.41
Net Realized and Unrealized Gains (Losses) on Securities	0.02	(c)	(1.77)	(0.52)	0.80	0.73	(0.35)
Total Operations	$0.21		$(1.47)	$(0.27)	$1.14	$1.14	$0.06
Distributions:
Net Investment Income	(0.20)		(0.30)	(0.26)	(0.35)	(0.42)	(0.42)
Net Realized Capital Gains	—		—	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.20)		$(0.30)	$(0.30)	$(0.52)	$(0.43)	$(0.42)
Net Asset Value, end of period	$14.27		$14.26	$16.03	$16.60	$15.98	$15.27
Total Return(d)	1.43	% (e)	(9.18%)	(1.66%)	7.20%	7.53%	0.42%
Net Assets, end of period (millions)	$245.18		$233.65	$254.72	$219.62	$153.73	$138.42
Ratios/supplemental data(f)
Ratio of expenses to average net assets before Waiver	0.30	% (g)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25	% (g)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	2.63	% (g)	1.93%	1.45%	1.99%	2.57%	2.61%
Ratio of Net Investment Income to average net assets after Waiver	2.68	% (g)	1.98%	1.50%	2.04%	2.62%	2.66%
Portfolio Turnover Rate	23.43	% (e)	46.94%	32.34%	41.17%	32.83%	39.66%

*	Unaudited.

(a)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(e)	Not annualized.

(f)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note 5)

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

							Eight
	Six Months						Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Ended
	6/30/2023*		12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018^
Net Asset Value, beginning of period	$14.55		$16.37	$16.84	$16.09	$15.39	$15.25
Operations:
Net Investment Income(a)(b)	0.18		0.27	0.22	0.26	0.37	0.22
Net Realized and Unrealized Gains (Losses) on Securities	0.03	(c)	(1.80)	(0.53)	0.87	0.75	0.04
Total Operations	$0.21		$(1.53)	$(0.31)	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.19)		(0.29)	(0.12)	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	—		—	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.19)		$(0.29)	$(0.16)	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of period	$14.57		$14.55	$16.37	$16.84	$16.09	$15.39
Total Return(d)	1.40	% (e)	(9.32%)	(1.83%)	7.07%	7.35%	1.72	% (e)
Net Assets, end of period (millions)	$0.007		$0.007	$0.007	$0.008	$0.003	$0.001
Ratios/supplemental data(f)
Ratio of expenses to average net assets before Waiver	0.55	% (g)	0.55%	0.55%	0.55%	0.55%	0.55	% (g)
Ratio of expenses to average net assets after Waiver	0.40	% (g)	0.40%	0.40%	0.40%	0.40%	0.40	% (g)
Ratio of Net Investment Income to average net assets before Waiver	2.46	% (g)	1.66%	1.20%	1.75%	2.26%	1.31	% (g)
Ratio of Net Investment Income to average net assets after Waiver	2.51	% (g)	1.81%	1.35%	1.90%	2.41%	1.46	% (g)
Portfolio Turnover Rate	23.43	% (e)	46.94%	32.34%	41.17%	32.83%	39.66	% (e)

*	Unaudited.

^	Fund began operations on May 1, 2018.

(a)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(e)	Not annualized.

(f)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the rights to remove the waiver after April 30, 2024. (Note 5)

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$14.17		$16.80	$17.45	$16.41	$15.49	$15.91
Operations:
Net Investment Income(a)	0.20		0.32	0.26	0.34	0.43	0.40
Net Realized and Unrealized Gains (Losses) on Securities	0.09		(2.61)	(0.62)	1.24	0.94	(0.40)
Total Operations	$0.29		$(2.29)	$(0.36)	$1.58	$1.37	$(0.00)
Distributions:
Net Investment Income	(0.20)		(0.34)	(0.29)	(0.36)	(0.44)	(0.42)
Net Realized Capital Gains	—		—	—	(0.18)	(0.01)	—
Total Distributions	$(0.20)		$(0.34)	$(0.29)	$(0.54)	$(0.45)	$(0.42)
Net Asset Value, end of period	$14.26		$14.17	$16.80	$17.45	$16.41	$15.49
Total Return(b)	2.06	% (c)	(13.70%)	(2.04%)	9.71%	8.94%	0.13%
Net Assets, end of period (millions)	$558.86		$569.86	$640.68	$559.67	$261.28	$217.25
Ratios/supplemental data(d)
Ratio of expenses to average net assets before Waiver	0.30	% (e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25	% (e)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	2.68	% (e)	2.04%	1.46%	1.83%	2.59%	2.62%
Ratio of Net Investment Income to average net assets after Waiver	2.73	% (e)	2.09%	1.51%	1.88%	2.64%	2.67%
Portfolio Turnover Rate	29.08	% (c)	33.21%	42.67%	30.08%	28.83%	39.62%

*	Unaudited.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note 5)

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND

Class F

Selected Data for a Share Outstanding Throughout each Period:

							Eight
	Six Months						Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Ended
	6/30/2023*		12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018^
Net Asset Value, beginning of period	$14.39		$17.06	$17.61	$16.49	$15.61	$15.41
Operations:
Net Investment Income(a)	0.19		0.32	0.33	0.26	0.40	0.23
Net Realized and Unrealized Gains (Losses) on Securities	0.10		(2.66)	(0.71)	1.31	0.92	0.10
Total Operations	$0.29		$(2.34)	$(0.38)	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.19)		(0.33)	(0.17)	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	—		—	—	(0.18)	(0.01)	—
Total Distributions	$(0.19)		$(0.33)	$(0.17)	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of period	$14.49		$14.39	$17.06	$17.61	$16.49	$15.61
Total Return(b)	2.03	% (c)	(13.81%)	(2.15%)	9.57%	8.56%	2.14	% (c)
Net Assets, end of period (millions)	$3.593		$3.020	$4.222	$6.867	$0.148	$0.001
Ratios/supplemental data(d)
Ratio of expenses to average net assets before Waiver	0.55	% (e)	0.55%	0.55%	0.55%	0.55%	0.55	% (e)
Ratio of expenses to average net assets after Waiver	0.40	% (e)	0.40%	0.40%	0.40%	0.40%	0.40	% (e)
Ratio of Net Investment Income to average net assets before Waiver	2.55	% (e)	1.76%	1.19%	1.33%	2.18%	1.29	% (e)
Ratio of Net Investment Income to average net assets after Waiver	2.60	% (e)	1.91%	1.34%	1.48%	2.33%	1.44	% (e)
Portfolio Turnover Rate	29.08	% (c)	33.21%	42.67%	30.08%	28.83%	39.62	% (c)

*	Unaudited.

^	Fund began operations on May 1, 2018.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the rights to remove the waiver after April 30, 2024. (Note 5)

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2023*		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$12.35		$17.41	$19.12	$16.97	$14.21	$16.27
Operations:
Net Investment Income	0.13		0.14	0.16	0.21	0.37	0.35
Net Realized and Unrealized Gains (Losses) on Securities and Futures	1.73		(4.25)	4.92	3.00	4.40	(1.32)
Total Operations	$1.86		$(4.11)	$5.08	$3.21	$4.77	$(0.97)
Distributions:
Net Investment income	(0.14)		(0.17)	(0.18)	(0.23)	(0.38)	(0.35)
Net Realized Capital Gains	—		(0.78)	(6.61)	(0.83)	(1.63)	(0.74)
Total Distributions	$(0.14)		$(0.95)	$(6.79)	$(1.06)	$(2.01)	$(1.09)
Net Asset Value, end of period	$14.07		$12.35	$17.41	$19.12	$16.97	$14.21
Total Return(a)	15.10	% (b)	(23.56%)	26.51%	19.38%	33.80%	(6.06%)
Net Assets, end of period (millions)	$230.57		$206.48	$322.89	$261.29	$183.93	$125.93
Ratios/supplemental data
Ratio of expenses to average net assets	0.35	% (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	1.94	% (c)	0.96%	0.65%	1.27%	2.21%	2.00%
Portfolio Turnover Rate	23.80	% (b)	42.99%	40.89%	96.76%	46.04%	73.00%

*	Unaudited.

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON CORE PLUS BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months			Period
	Ended		Year Ended	Ended
	6/30/2023*		12/31/2022	12/31/2021^
Net Asset Value, beginning of period	$12.66		$15.04	$15.00
Operations:
Net Investment Income	0.18		0.29	0.03
Net Realized and Unrealized Gains (Losses) on Securities and Futures	0.10		(2.34)	0.04
Total Operations	$0.28		$(2.05)	$0.07
Distributions:
Net Investment Income	(0.19)		(0.33)	(0.03)
Net Realized Capital Gains	—		—	—
Total Distributions	$(0.19)		$(0.33)	$(0.03)
Net Asset Value, end of period	$12.75		$12.66	$15.04
Total Return(a)	2.18	% (b)	(13.71%)	0.44	% (b)
Net Assets, end of period (millions)	$16.89		$14.36	$16.42
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	1.21	% (d)	1.14%	0.55	% (d)
Ratio of expenses to average net assets after Waiver	0.45	% (d)	0.45%	0.45	% (d)
Ratio of Net Investment Income to average net assets before Waiver	2.11	% (d)	1.43%	1.55	% (d)
Ratio of Net Investment Income to average net assets after Waiver	2.87	% (d)	2.12%	1.65	% (d)
Portfolio Turnover Rate	17.78	% (b)	42.09%	69.02	% (b)

*	Unaudited.

^	Fund began operations on November 17,2021.

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(b)	Not annualized.

(c)	The Adviser waived a portion of the fees (Note 5).

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

1) Organization:

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”), Johnson Enhanced Return Fund and the Johnson Core Plus Bond Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. The Johnson Core Plus Bond Fund began offering shares publicly on November 17, 2021. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The Bond Funds also have an additional share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15% (see Note 5).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle. The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital.

2) Summary of Significant Accounting Policies:

BASIS OF ACCOUNTING:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.

FINANCIAL FUTURES CONTRACTS:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2023 was $219,498,348. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gains (losses) on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of June 30, 2023, was $4,346,203. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains (losses) on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2023, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of $13,320,130. The net variation margin receivable on futures contracts as of June 30, 2023 was $2,696,590.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

The Core Plus Bond Fund may enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Losses on futures contracts, as of June 30, 2023, was $3,823. As of June 30, 2023, the Core Plus Fund held contracts of U.S. Treasury Ultra Treasury Bond CBT. Average daily notional value for the contracts held in the Core Plus Fund for the six months ended June 30, 2023 was $759,496. As of June 30, 2023, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of $33,240. The net variation margin receivable on these futures contracts as of June 30, 2023 was $1,781.

OFFSETTING ASSETS AND LIABILITIES:

The Enhanced Return Fund and the Core Plus Bond Fund have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2023, the Funds each have only one position and the variation margin applicable to each of those positions is presented in the Statement of Assets and Liabilities.

The following table presents the Enhanced Return Fund and Core Plus Bond Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2023.

Enhanced Fund

Assets

Gross Amounts Not Offset
in the Statement of
Assets and Liabilities
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in		Cash
	Amounts of	Statement of	the Statement		Collateral
	Recognized	Assets and	of Assets and	Financial	Pledged/
Description	Assets	Liabilities	Liabilities	Instruments*	Received	Net Amount
Futures Contracts	$2,696,590	$—	$2,696,590	$(2,696,590)	$—	$—

*	The Amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

Core Plus Bond Fund

Assets

Gross Amounts Not Offset
in the Statement of
Assets and Liabilities
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in		Cash
	Amounts of	Statement of	the Statement		Collateral
	Recognized	Assets and	of Assets and	Financial	Pledged/
Description	Assets	Liabilities	Liabilities	Instruments*	Received	Net Amount
Futures Contracts	$1,781	$—	$1,781	$(1,781)	$—	$—

*	The Amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT SECURITIES:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

FEDERAL INCOME TAX:

The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return and Core Plus Bond Fund) plus undistributed amounts from prior years.

The following information is computed for each item as of December 31 2022:

				Enhanced
	Short Duration	Intermediate	Core	Return	Core Plus
Cost of Investments	242,289,216	251,774,889	645,761,627	214,760,598	16,218,683
Gross unrealized appreciation	43,599	404,893	466,389	8,822,875	20,709
Gross unrealized depreciation	(14,508,797)	(20,295,093)	(77,445,020)	(21,558,427)	(1,994,100)
Net unrealized depreciation	(14,465,198)	(19,890,200)	(76,978,631)	(12,735,552)	(1,973,391)
Undistributed ordinary income	58,696	58,896	87,136	87,800	2,511
Other accumulated gains/(losses)	(4,150,294)	(9,896,257)	(21,904,287)	(64,768,858)	(631,815)
Accumulated Earnings	(18,556,796)	(29,727,561)	(98,795,782)	(77,416,610)	(2,602,695)

The difference between the federal income tax cost and the financial statement cost of Funds’ investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. The timing differences are temporary in nature and are due to the tax deferral of losses on amortization of bonds, mark to market on futures contracts and wash sales.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

As of December 31, 2022, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:

	Long-term	Short-term	Total
Short Duration	2,417,814	1,732,480	4,150,294
Intermediate	5,793,226	4,103,031	9,896,257
Core	6,900,901	15,003,386	21,904,287
Enhanced	38,721,216	26,047,642	64,768,858
Core Plus	149,414	482,401	631,815

The federal tax cost, unrealized appreciation (depreciation) as of June 30, 2023 is as follows:

				Enhanced
	Short Duration	Intermediate	Core	Return	Core Plus
Cost of Portfolio Investments	$227,622,910	$260,340,311	$616,441,758	$238,080,071	$18,500,879
Gross unrealized appreciation	40,827	214,871	727,759	46,029	13,018
Gross unrealized depreciation	(12,687,328)	(17,156,141)	(58,932,767)	(12,156,951)	(1,749,867)
Net unrealized depreciation	(12,646,501)	(16,941,270)	(58,205,008)	(12,110,922)	(1,736,849)

The difference between the federal income tax cost and the financial statement cost of the Fund’s investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on amortization of bands, mark to market on futures contracts and wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the six months ended June 30, 2023, the Funds did not incur any interest or penalties.

ALLOCATIONS BETWEEN CLASSES:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a monthly basis for the Bond Funds and Core Plus Fund, and on a calendar quarter basis for the Enhanced Return Fund. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

2) Significant Accounting Policies, continued

components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The tax character of the distributions paid for the periods ended December 31, 2022 and June 30, 2023 are as follows:

			Net Realized	Total Taxable	Total
		Ordinary	Long-Term	Distributions	Distributions
		Income	Capital Gain	Paid	Paid
Short Duration Bond Fund	12/31/2022	$3,205,541	$—	$3,205,541	$3,205,541
	6/30/2023	2,107,239	—	2,107,239	2,107,239
Intermediate Bond Fund	12/31/2022	5,587,063	—	5,587,063	5,587,063
	6/30/2023	3,217,445	—	3,217,445	3,217,445
Core Bond Fund	12/31/2022	13,059,819	—	13,059,819	13,059,819
	6/30/2023	7,881,548	—	7,881,548	7,881,548
Enhanced Return Fund	12/31/2022	7,515,155	7,548,153	15,063,308	15,063,308
	6/30/2023	2,266,065	—	2,266,065	2,266,065
Core Plus Fund	12/31/2022	367,362	—	367,362	367,362
	6/30/2023	225,373	—	225,373	225,373

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3) Security Valuation and Transactions:

The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust’s valuation policies and fair value determinations. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Funds utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions, continued

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions, continued

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2023:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$131,710,085	$—	$131,710,085
Collateralized Mortgage Obligations	—	26,780,879	—	26,780,879
Municipal Bonds	—	9,300,888	—	9,300,888
U.S. Government & Agencies	—	21,456,798	—	21,456,798
U.S. Treasury Obligations	—	25,328,137	—	25,328,137
Certificate of Deposit	—	248,758	—	248,758
Money Market Funds	150,864	—	—	150,864
Total	$150,864	$214,825,545	$—	$214,976,409

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$117,640,590	$—	$117,640,590
Collateralized Mortgage Obligations	—	17,593,493	—	17,593,493
Municipal Bonds	—	4,702,785	—	4,702,785
U.S. Treasury Obligations	—	82,374,014	—	82,374,014
U.S. Government & Agencies	—	18,448,824	—	18,448,824
Preferred Stocks	1,501,442	—	—	1,501,442
Money Market Funds	1,137,893	—	—	1,137,893
Total	$2,639,335	$240,759,706	$—	$243,399,041

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$251,146,163	$—	$251,146,163
Collateralized Mortgage Obligations	—	113,389,741	—	113,389,741
Municipal Bonds	—	9,964,932	—	9,964,932
U.S. Treasury Obligations	—	161,727,780	—	161,727,780
U.S. Government & Agencies	—	19,144,950	—	19,144,950
Preferred Stocks	2,080,810	—	—	2,080,810
Money Markets Funds	782,374	—	—	782,374
Total	$2,863,184	$555,373,566	$—	$558,236,750

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

3) Security Valuation and Transactions, continued

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$135,676,764	$—	$135,676,764
Collateralized Mortgage Obligations	—	26,741,586	—	26,741,586
Municipal Bonds	—	5,465,211	—	5,465,211
U.S. Treasury Obligations	—	39,052,034	—	39,052,034
U.S. Government & Agencies	—	15,766,690	—	15,766,690
Money Market Funds	3,266,864	—	—	3,266,864
Sub-total	$3,266,864	$222,702,285	$—	$225,969,149
Other Financial Instruments**	4,346,203	—	—	4,346,203
Total	$7,613,067	$222,702,285	$—	$230,315,352

Core Plus Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$8,707,641	$—	$8,707,641
Collateralized Mortgage Obligations	—	4,684,177	—	4,684,177
U.S. Treasury Obligations	—	2,814,440	—	2,814,440
U.S. Government & Agencies	—	356,423	—	356,423
Preferred Stocks	162,955	—	—	162,955
Money Market Funds	38,394	—	—	38,394
Sub-total	$201,349	$16,562,681	$—	$16,764,030
Other Financial Instruments**	(3,823)	—	—	(3,823)
Total	$197,526	$16,562,681	$—	$16,760,207

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation (depreciation) on futures contracts

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.

4) Portfolio Risks:

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2022, the overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

5) Investment Advisory Agreement and 12b-1 Fees:

As of June 30, 2023, the Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund, each receive investment management and advisory services from the Adviser under management agreements that provide for fees to be paid monthly at an annual rate of 0.30%, 0.30%, 0.30% and 0.35%, respectively, for each of the Fund’s average daily net assets, subject to any waivers defined below. The investment advisory agreements provide that the Adviser will pay all of the Funds operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees, and extraordinary expenses. The Short Duration, Intermediate and Core Bond Funds F share classes also incur 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.

Effective May 1, 2022, the Adviser has agreed to waive a part of the management fee for the Short Duration, Intermediate and Core Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period. In addition, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2024. These waivers are not subject to recoupment.

As of June 30, 2023, the Johnson Core Plus Bond Fund receives investment management and advisory services from the Adviser under a management agreement that provide for fees to be paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

For the Core Plus Bond Fund, the Adviser has contractually agreed to waive management fees and/or to reimburse expenses to limit Fund expenses, at least until April 30, 2024, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. The Adviser does not intend to recoup these waived amounts. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

As of June 30, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Core Plus Fund was $174,492. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

	Expires	Expires	Expires
Fund	12/31/24	12/31/25	6/30/26	Total
Core Plus Bond Fund	$12,347	$104,225	$57,920	$174,492

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

6) Related Party Transactions:

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $50,000 for the six months ended June 30, 2023, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Enhanced Return Fund and Johnson Core Plus Bond Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2023, the following are identified as having an ownership of more than 25%:

Short Duration Bond Fund (Class I Shares):
Covenant Trust Company	47.82%

Short Duration Bond Fund (Class F Shares):
Client accounts held by the Adviser	100.00%

Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	40.39%
Client accounts managed by the Advisor and held by Charles Schwab & Co.	32.36%

Intermediate Bond Fund (Class F Shares):
Client accounts held by the Adviser	100.00%

Core Bond Fund (Class I Shares):
Client accounts managed by the Adviser and held by Charles Schwab & Co.	38.05%

Core Bond Fund (Class F Shares):
LPL Financial Group	89.37%

Enhanced Return Fund:
Client accounts managed by the Adviser and held by Charles Schwab & Co.	98.25%

Core Plus Bond Fund:
Client accounts managed by the Adviser and held by Charles Schwab & Co.	70.25%
Saxon & Co. (for the benefit of its customers)	29.74%

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provided transfer agency and administration services to the Funds until March 31, 2023. These services were paid for by the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting services to the Funds. Effective March 31, 2023, Ultimus started providing administration services to the Funds and transfer agency services effective April 24, 2023. All services are paid for by the Adviser, except as relates to the Core Plue Bond Fund.

7) Purchases and Sales of Securities:

For the six months ended June 30, 2023, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short-Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$23,060,540	$43,932,917	$29,823,902	$22,448,926
Intermediate Bond Fund	21,276,878	24,428,020	46,414,323	34,430,663
Core Bond Fund	40,343,627	77,853,813	121,917,446	86,725,279
Enhanced Return Fund	31,457,258	25,519,274	40,703,036	24,016,556
Core Plus Bond Fund	2,446,696	1,961,021	3,264,475	632,830

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

8) Capital Share Transactions:

As of June 30, 2023, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Six Months	Year Ended	Six Months	Year Ended
	Ended 6/30/2023	12/31/2022	Ended 6/30/2023	12/31/2022
Issued	1,010,433	2,260,082	—	—
Reinvested	44,425	80,605	4	5
Redeemed	(2,034,086)	(9,243,938)	—	—
Change in Shares outstanding	(979,228)	(6,903,251)	4	5
Shares outstanding, beginning of period	16,028,132	22,931,383	478	473
Shares outstanding, end of period	15,048,904	16,028,132	482	478

	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Six Months	Year Ended	Six Months	Year Ended
	Ended 6/30/2023	12/31/2022	Ended 6/30/2023	12/31/2022
Issued	2,008,819	6,600,967	—	—
Reinvested	100,169	168,372	6	9
Redeemed	(1,319,133)	(6,271,324)	—	—
Change in Shares outstanding	789,855	498,015	6	9
Shares outstanding, beginning of period	16,390,272	15,892,257	460	451
Shares outstanding, end of period	17,180,127	16,390,272	466	460

	Core Bond Fund
	Class I Shares		Class F Shares
	Six Months	Year Ended	Six Months	Year Ended
	Ended 6/30/2023	12/31/2022	Ended 6/30/2023	12/31/2022
Issued	4,437,090	10,511,107	46,892	175,932
Reinvested	434,360	663,377	3,187	5,355
Redeemed	(5,901,212)	(9,097,881)	(12,232)	(218,589)
Change in Shares outstanding	(1,029,762)	2,076,603	37,847	(37,302)
Shares outstanding, beginning of period	40,211,908	38,135,305	210,172	247,474
Shares outstanding, end of period	39,182,146	40,211,908	248,019	210,172

			Enhanced Return Fund
			Six Months	Year Ended
			Ended 6/30/2023	12/31/2022
Issued			343,474	1,416,102
Reinvested			168,348	1,210,951
Redeemed			(854,215)	(4,451,944)
Change in Shares outstanding			(342,393)	(1,824,891)
Shares outstanding, beginning of period			16,725,011	18,549,902
Shares outstanding, end of period			16,382,618	16,725,011

NOTES TO THE FINANCIAL STATEMENTS	JUNE 30, 2023 UNAUDITED

8) Capital Share Transactions, continued

	Core Plus Bond Fund
	Six Months	Year Ended
	Ended 6/30/2023	12/31/2022
Issued	516,383	82,986
Reinvested	16,457	27,848
Redeemed	(342,436)	(68,506)
Change in Shares outstanding	190,404	42,328
Shares outstanding, beginning of period	1,134,265	1,091,937
Shares outstanding, end of period	1,324,669	1,134,265

9) Borrowings:

The Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund, and Core Plus Bond Fund each has an unsecured line of credit through April 29, 2024 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of $60,000,000 for the Trust.

Borrowings under the agreement bear interest at the Prime lending rate. There were no borrowings for any of the Funds at any time during the six months ended June 30, 2023.

10) Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11) Indemnification:

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12) Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (UNAUDITED)	JUNE 30, 2023

Shareholders of the Short Duration Bond, Intermediate Bond, Core Bond, Enhanced Return, and Core Plus Bond Funds (the “Funds”) incur ongoing operating expenses consisting of management fees, and for the Core Plus Bond Fund, additional operational and administrative fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on January 1, 2023 and held through June 30, 2023.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

				Expenses Paid
	Beginning Account	Ending Account		During Period*
	Value	Value	Net	January 1, 2023
	January 1, 2023	June 30, 2023	Expense Ratio*	- June 30, 2023
Short Duration Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,012.40	0.25%	$1.25
Class I - Hypothetical 5% Return	$1,000.00	$1,023.55	0.25%	$1.25
Class F - Actual Fund Return	$1,000.00	$1,011.60	0.40%	$2.00
Class F - Hypothetical 5% Return	$1,000.00	$1,022.81	0.40%	$2.01
Intermediate Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,014.30	0.25%	$1.25
Class I - Hypothetica 5% l Return	$1,000.00	$1,023.55	0.25%	$1.25
Class F - Actual Fund Return	$1,000.00	$1,014.00	0.40%	$2.00
Class F - Hypothetical 5% Return	$1,000.00	$1,022.81	0.40%	$2.01
Core Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,020.60	0.25%	$1.25
Class I - Hypothetical 5% Return	$1,000.00	$1,023.55	0.25%	$1.25
Class F - Actual Fund Return	$1,000.00	$1,020.30	0.40%	$2.00
Class F - Hypothetical 5% Return	$1,000.00	$1,022.81	0.40%	$2.01
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,151.00	0.35%	$1.87
Hypothetical 5% Return	$1,000.00	$1,023.06	0.35%	$1.76
Core Plus Bond Fund
Actual Fund Return	$1,000.00	$1,021.80	0.45%	$2.26
Hypothetical 5% Return	$1,000.00	$1,022.56	0.45%	$2.26

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MANAGEMENT AGREEMENT BETWEEN JOHNSON MUTUAL FUNDS AND JOHNSON INVESTMENT COUNSEL, INC.

During the May 17, 2023 regular Johnson Mutual Funds Trust Board meeting, the Independent Trustees adjourned for an executive session with legal counsel to discuss the approval of the management agreement.

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees evaluated the Adviser’s responses and information prepared by the Adviser in the board materials, noting the Adviser’s financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the overall compensation received for management services. The Board considered and discussed each Fund’s performance for various periods, the profitability of the Adviser with respect to each of the Funds and economies of scale.

With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information describing the Adviser’s business and personnel and discussed the Adviser’s extensive experience and resources. The Board noted that the Adviser has been providing services to the Trust since 1992. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they continued to be satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the Trust’s chief compliance officer. A representative of the Adviser discussed the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate level of resources to continue to provide quality advisory services to the Funds.

Next, the Trustees discussed the performance information provided by the Adviser for each of the Funds. The Trustees considered performance data showing each Fund’s performance for various periods ended March 31, 2023 and year-to-date as compared to each Fund’s benchmark index. The Board noted the Adviser’s expectations as to each Fund’s risk/return profile.

The Trustees considered and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Fund had outperformed the S&P 500 Index for the 1-year period and was generally in line with the Index for the 3 and 5-year periods. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods. The Trustees next reviewed the International Fund’s performance, which outperformed its benchmark, the MSCI All Country World Index, for the 1-year period, and was in line with each of the 3 and 5-year periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had underperformed the Bloomberg Municipal Bond Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that the performance of each of the retail Funds was satisfactory.

The Trustees considered the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had generally performed in line with its benchmark, the ICE BofA U.S. Corporate & Government 1-3 Year Index, for 3 and 5-year periods and slightly lagged for the 1-year period. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it has slightly underperformed the Bloomberg Intermediate Government/Credit Index for the 1-year period and was generally in line

MANAGEMENT AGREEMENT BETWEEN JOHNSON MUTUAL FUNDS AND JOHNSON INVESTMENT COUNSEL, INC.

for the 3 and 5-year periods. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Bloomberg U.S. Aggregate Bond Index for the 1 and 3-year periods but had outperformed for the 5-year period. The Trustees next evaluated the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund had underperformed the S&P 500 Index for the 1, 3 and 5-year periods. Finally, the Board reviewed the performance for the Core Plus Bond Fund, noting that it slightly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond index, for the 1-year period, the only period available for this Fund. After discussion, the Trustees indicated that it was their consensus all five of Institutional Funds continued to have reasonable performance given their respective investment objectives, risks and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the year ended December 31, 2022 by each of the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund (with the exception of Core Plus) was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund, Equity Income Fund, International Fund, and Enhanced Return Fund were below the mean of each Fund’s respective category, while the expense ratio for the Fixed Income Fund was slightly above the average for its category. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund-by-fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees then considered economies of scale. The Trustees noted that they concluded that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board further noted that they would continue to evaluate the Funds’ expense ratios with the Adviser. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees agreed that they would continue to evaluate the potential for establishing breakpoints with the Adviser, but that that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

ADDITIONAL INFORMATION	JUNE 30, 2023 (UNAUDITED)

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

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Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
Jonathan Adams	Independent Trustee
James J. Berrens	Independent Trustee
Dale Coates	Interested Trustee
John R. Green	Independent Trustee
Julie Murphy	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Gregory Simpson	Independent Trustee

Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of June 16, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 5, 2023

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 5, 2023

* Print the name and title of each signing officer under his or her signature.